UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07619

Nuveen Investment Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: June 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN INVESTMENTS VALUED AND BALANCED FUNDS

Annual Report dated June 30, 2007	For investors seeking long-term growth potential.

Nuveen Investments

Value and Balanced Funds

Nuveen Large-Cap Value Fund

Nuveen Balanced Municipal and Stock Fund

Nuveen Balanced Stock and Bond Fund

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“No one knows

what the future

will bring, which

is why we think

a well-balanced

portfolio ... is

an important

component in

achieving your

long-term

financial goals.”

Dear Shareholder,

Detailed information on your Fund’s performance can be found in the Portfolio Managers’ Comments and Fund Spotlight sections of this report. The Funds feature portfolio management by Institutional Capital LLC (ICAP), with Nuveen Asset Management managing the municipal portion of the Nuveen Balanced Municipal and Stock Fund. I urge you to take the time to read the Portfolio Managers’ Comments.

I also wanted to take this opportunity to report some important news about Nuveen Investments. The company has accepted a buyout offer from a private equity investment firm. While this may affect the corporate structure of Nuveen Investments, it will have no impact on the investment objectives of the Funds, their portfolio management strategies or their dividend policies. We will provide you with additional information about this transaction as more details become available.

With the recent volatility in the stock market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Timothy R. Schwertfeger

Chairman of the Board

August 15, 2007

Annual Report    Page 1

Portfolio Managers’ Comments

The Nuveen Large-Cap Value, Balanced Municipal and Stock, and Balanced Stock and Bond Funds feature equity management by Institutional Capital Corporation (ICAP). The municipal portion of the Balanced Municipal and Stock Fund is managed by Nuveen Asset Management (NAM). We recently asked Jerry Senser, chief executive officer and chief investment officer of ICAP, and Tom Spalding of NAM to discuss the key portfolio management strategies and the performance of these three Funds for the 12-month reporting period ended June 30, 2007.

On July 31, 2007, the Board of Trustees of the Large-Cap Value Fund approved HydePark Investment Strategies, LLC (“HydePark”) and Symphony Asset Management LLC (“Symphony”) as additional sub-advisors for the Fund. If approved by Large-Cap Value Fund shareholders on October 12, 2007, the additional sub-advisory agreements are anticipated to take effect on or about November 1, 2007. In the event shareholders of the Large-Cap Value Fund do not approve an additional sub-advisory agreement, the Fund’s portfolio will continue to be managed solely by its current sub-adviser.

What type of economic and stock market backdrop did the Funds encounter during the past year?

The market enjoyed strong gains, with the Standard & Poor’s 500 Index rising roughly 21 percent during the reporting period. Stock prices benefited from continued increases in corporate profits and stable monetary policy on the part of the U.S. Federal Reserve (Fed).

Nevertheless, the stock price gains came despite a variety of challenges for equity investors. Compared to the robust growth of 2005 and early 2006, the U.S. economy was slowing down, expanding by 2.0 percent in the third quarter of 2006, 2.5 percent in the fourth quarter, and just 0.7 percent in the first three months of the new year – although many economists were anticipating a rebound in 2007’s second quarter. One reason for the slower growth was the weaker housing market, whose fall was worsened by troubles in the subprime segment of the mortgage industry. Rising energy prices during the second half of the reporting period in particular also weighed on the economy. Yet despite higher oil costs, core inflation remained under control, enabling the Fed to maintain its benchmark short-term interest rate at 5.25 percent.

How did the Funds perform during the 12 months ending June 30, 2007?

The table on page three provides performance information for the three Funds (Class A shares at NAV). The table also compares the Funds’ performance to appropriate benchmarks.

The Nuveen Large-Cap Value Fund (Class A shares at net asset value) outpaced the broad stock market, as measured by the S&P 500 Index, while very modestly trailing the large-cap value Russell 1000 Value Index. It outpaced its peer group, the Lipper Large-Cap Value Funds Index. Compared to the Russell index, the Fund benefited from favorable stock selection in the health care, consumer staples, and information technology sectors. On a sector basis, the Fund benefited from our stock selections and overweighting in basic industry stocks, despite the sector’s underperformance of the overall large-cap value stock market, as well as from an underweighting in the weak-performing financials sector. In contrast, the Fund’s performance was hampered by our stock selection in the energy, retail, and transportation sectors. In all three cases, the stocks chosen for the portfolio failed to go up as much as those in the benchmark. Our overweighting in the transportation sector and our underweighting in telecommunications stocks further detracted from performance.

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

Annual Report    Page 2

Class A Shares

Average Annual Total Returns as of 6/30/07

	1-Year	5-Year	10-Year
Nuveen Large-Cap Value Fund
A Shares at NAV	21.71%	11.14%	7.89%
A Shares at Offer	14.71%	9.84%	7.26%
Lipper Large-Cap Value Funds Index[1]	21.46%	11.30%	7.59%
Russell 1000 Value Index[2]	21.87%	13.31%	9.87%
S&P 500 Index[3]	20.59%	10.71%	7.13%

Nuveen Balanced Municipal and Stock Fund
A Shares at NAV	10.90%	6.59%	5.02%
A Shares at Offer	4.51%	5.33%	4.40%
Lipper Mixed-Asset Target Allocation Moderate Funds Index[4]	15.08%	9.30%	6.78%
Market Benchmark Index[5]	11.39%	8.10%	7.45%
S&P 500 Index[3]	20.59%	10.71%	7.13%

Nuveen Balanced Stock and Bond Fund
A Shares at NAV	14.40%	7.82%	6.84%
A Shares at Offer	7.82%	6.55%	6.21%
Lipper Mixed-Asset Target Allocation Growth Funds Index[6]	17.52%	9.92%	7.50%
Market Benchmark Index[7]	15.04%	9.44%	8.27%
S&P 500 Index[3]	20.59%	10.71%	7.13%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

The Nuveen Balanced Municipal and Stock Fund (Class A shares at NAV) trailed its peer group, the Lipper Mixed-Asset Target Allocation Moderate Funds Index, as well as its blended benchmark, the 40% Russell 1000 Value Index/60% Lehman Brothers 10-Year Municipal Bond Index. The Nuveen Balanced Stock and Bond Fund (Class A shares at NAV) also trailed its peer group, the Lipper Mixed-Asset Target Allocation Growth Funds Index, and its blended benchmark, the 60% Russell 1000 Value Index/40% Lehman Brothers Intermediate Treasury Index.

What was your strategy in managing the equity portion of the Funds?

As the period began, the portfolios were positioned to benefit from what we believed was an imbalance between supply and demand in both the energy and transportation sectors. Because we believed this supply/demand imbalance could boost a number of stocks in these two areas of the market, we added to our oil-company investments as well as to railroad stocks, which we thought were well positioned to benefit from favorable macroeconomic trends. By the third quarter of 2006, however, we came to believe that these investment themes had largely run their course, leading us to reduce our relative allocation to the transportation sector. By period end, we were

1	The Lipper Large-Cap Value Funds Index is a managed index that represents the average annualized total return of the 30 largest funds in the Lipper Large-Cap Value Funds category. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth value. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

4	The Lipper Mixed Asset Target Allocation Moderate Funds Index is a managed index that represents the average annualized total returns of the 10 largest funds in the Lipper Mixed Asset Target Allocation Moderate Fund category. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

5	The Market Benchmark Index is comprised of a 40% weighting in the Russell 1000 Value Index and 60% in the Lehman Brothers 10-Year Municipal Bond Index. The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth value. The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds with maturities ranging from 8 to 12 years. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

6	The Lipper Mixed Asset Target Allocation Growth Funds Index is a managed index that represents the average annualized total returns of the 10 largest funds in the Lipper Mixed Asset Target Allocation Growth Fund category. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

7	The Market Benchmark Index is comprised of a 60% weighting in the Russell 1000 Value Index and 40% in the Lehman Brothers Intermediate Treasury Index. The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth value. The Lehman Brothers Intermediate Treasury Index is an unmanaged index comprised of treasury securities with maturities ranging from 1-10 years. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Annual Report    Page 3

essentially neutrally weighted compared to the benchmark in the energy sector. We maintained only a modest overweighting in transportation, still favoring railroad companies, whose fundamentals remained favorable, in our view.

Overall, we continued to choose stocks for the portfolio based on company-specific reasons. For example, we identified catalysts, such as an expected restructuring, improved pricing power, or a new management team, that we believed could lead to a rising stock price and stronger future performance. As a result of this “bottom-up” security selection approach, we maintained overweightings in the technology, retail, basic industries, and consumer durables sectors; four areas of the market in which we found a number of individual opportunities that we believed offered good values and future investment potential for our shareholders.

What were some of the Funds’ best-performing stocks of the period?

Our strongest contributor to performance over the past 12 months was restaurant company McDonald’s, which benefited from continued growth in international markets, improved financial performance in the United States, and the successful introduction of new menu items. We sold our position in McDonald’s after the stock reached our target price and appeared to provide more limited appreciation potential. Another positive contributor was energy giant Exxon Mobil, which continued to generate record profits in line with historically high oil prices. Conglomerate Honeywell saw its shares rise on higher revenues and profits, while Australian metal and mining company Rio Tinto gained on increased raw material sales, particularly to emerging market countries. In the telecommunications sector, BellSouth contributed nicely to returns, as the company was acquired for a generous premium by rival AT&T.

Which stocks were recent disappointments?

Energy contractor Halliburton was our largest detractor. The company underperformed as the market became concerned about pricing power in its important U.S. pressure pumping business. We sold our shares of Halliburton in early 2007 because we believed they provided too much risk relative to their reward potential. Another underperformer was communications equipment company Motorola, whose flagship mobile telephone business weighed on the company’s stock. Consumer finance stock Capital One, which we sold from the portfolio early in the period, underperformed as the company spent more money than expected to integrate businesses it had previously acquired. Of final note, office supply retailer Office Depot fell on weaker-than-expected same-store sales.

How did you manage the municipal portion of the Balanced Municipal and Stock Fund?

Although municipal yields ended the 12-month period not far from where they began it, we actually saw two very different market environments during the past year. During most of the first half of the period, bonds rallied, causing their yields to fall and their prices to rise (bond yields and prices move in opposite directions). During most of the period’s second half, however, bond yields reversed course and began to rise, as the likelihood of an interest rate cut from the Fed appeared to wane.

Throughout the past year, we kept the Fund’s duration, meaning its sensitivity to interest rates, relatively close to our internal target and made relatively few changes to the portfolio. As new assets requiring reinvestment came into the Fund, generally as the result of call activity, we established a variety of new positions that we believed offered good future performance potential. For example, we purchased some lower-rated holdings, including some tobacco revenue bonds, while balancing these securities with higher-rated debt that provided the portfolio with additional defensiveness. Many of our new additions focused on bonds with 15-year maturities, the part of the yield curve we believed offered investors the best relative values. At period end, 56 percent of the portfolio was invested in

Annual Report    Page 4

municipal bond securities, compared with 44 percent invested in equities.

How did you manage the Treasury portion of the Balanced Stock and Bond Fund?

The Fund’s fixed-income portfolio, which consists entirely of U.S. Treasury securities of varying maturities, was managed conservatively during the past year. In July 2006 and again in June 2007, when yields on the 10-year Treasury note were above 5 percent, we lengthened the portfolio’s average maturity to take advantage of price weakness in the bond market.

Dividend Information

The Nuveen Balanced Municipal and Stock Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit the Fund to maintain a more stable dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid out dividends more than it has earned, the excess will constitute a negative UNII, which will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders. As of June 30, 2007, the Nuveen Balanced Municipal and Stock Fund had a positive UNII balance for both financial statement and income tax purposes.

Annual Report    Page 5

Nuveen Large-Cap Value Fund

Growth of an Assumed $10,000 Investment

Nuveen Balanced Municipal and Stock Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Large-Cap Value Funds Index is a managed index that represents the average annualized total returns of the 30 largest funds in the Lipper Large-Cap Value Funds category. The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth value. The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The Lipper Mixed-Asset Target Allocation Moderate Funds Index is a managed index that represents the average annualized total returns of the 10 largest funds in the Lipper Mixed-Asset Target Allocation Moderate Funds category. The Market Benchmark Index is comprised of a 40% weighting in the Russell 1000 Value Index and 60% in the Lehman Brothers 10-Year Municipal Bond Index. The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds with maturities ranging from 8 to 12 years. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ total returns include reinvestment of all dividends and distributions, and the Funds’ total returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 6

Nuveen Balanced Stock and Bond Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Fund compared with the corresponding indexes. The Lipper Mixed-Asset Target Allocation Growth Funds Index is a managed index that represents the average annualized total returns of the 10 largest funds in the Lipper Mixed-Asset Target Allocation Growth Funds category. The Market Benchmark Index is comprised of a 60% weighting in the Russell 1000 Value Index and 40% in the Lehman Brothers Intermediate Treasury Index. The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth value. The Lehman Brothers Intermediate Treasury Index is an unmanaged index comprised of treasury securities with maturities ranging from 1-10 years. The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Fund’s total returns include reinvestment of all dividends and distributions, and the Fund’s total return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 7

Fund Spotlight as of 6/30/07 Nuveen Large-Cap Value Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$30.05	$29.32	$29.27	$30.18
Latest Capital Gain Distribution[1]	$1.8356	$1.8356	$1.8356	$1.8356
Latest Ordinary Income Distribution[2]	$1.0218	$0.8117	$0.8117	$1.0927
Inception Date	8/07/96	8/07/96	8/07/96	8/07/96

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 6/30/07

A Shares	NAV	Offer
1-Year	21.71%	14.71%
5-Year	11.14%	9.84%
10-Year	7.89%	7.26%

B Shares	w/o CDSC	w/CDSC
1-Year	20.77%	16.77%
5-Year	10.31%	10.18%
10-Year	7.25%	7.25%

C Shares	NAV
1-Year	20.80%
5-Year	10.32%
10-Year	7.09%

R Shares	NAV
1-Year	22.03%
5-Year	11.43%
10-Year	8.18%

Top Five Common Stock Holdings[3]
Citigroup Inc.	4.5%
AT&T Inc.	4.0%
Bank of America Corporation	3.6%
JPMorgan Chase & Co.	3.4%
General Electric Company	3.3%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$573,077
Average Market Capitalization (Common Stocks)	$122 billion
Number of Stocks	44

Expense Ratios

Share Class	Gross Expense Ratio	Net Expense Ratio	As of Date
Class A	1.28%	1.28%	6/30/06
Class B	2.03%	2.03%	6/30/06
Class C	2.03%	2.03%	6/30/06
Class R	1.03%	1.03%	6/30/06

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses.

1	Paid December 18, 2006.

2	Ordinary income distribution consists of short-term capital gains paid on December 18, 2006 and ordinary income paid on December 29, 2006, if any.

3	As a percentage of total investments as of June 30, 2007. Holdings are subject to change.

Annual Report    Page 8

Fund Spotlight as of 6/30/07 Nuveen Large-Cap Value Fund

Industries[1]
Oil, Gas & Consumable Fuels	11.6%
Pharmaceuticals	8.2%
Capital Markets	7.6%
Commercial Banks	7.6%
Communications Equipment	5.7%
Beverages	5.5%
Industrial Conglomerates	4.9%
Diversified Financial Services	4.5%
Diversified Telecommunication Services	4.0%
Insurance	3.3%
Chemicals	3.1%
Household Products	2.9%
Multi-Utilities	2.6%
Metals & Mining	2.5%
Semiconductors & Equipment	2.4%
Aerospace & Defense	2.4%
Computers & Peripherals	2.2%
Food & Staples Retailing	2.1%
Building Products	2.0%
Short Term Investments	1.1%
Other	13.8%

1	As a percentage of total investments as of June 30, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (1/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,077.40	$1,073.20	$1,073.70	$1,078.60	$1,018.55	$1,014.78	$1,014.83	$1,019.79
Expenses Incurred During Period	$6.49	$10.38	$10.33	$5.21	$6.31	$10.09	$10.04	$5.06

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.26%, 2.02%, 2.01% and 1.01% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report    Page 9

Fund Spotlight as of 6/30/07 Nuveen Balanced Municipal and Stock Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$25.76	$27.36	$27.32	$25.15
Latest Dividend[1]	$0.0405	$0.0305	$0.0305	$0.0435
Inception Date	8/07/96	8/07/96	8/07/96	8/07/96

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 6/30/07
A Shares	NAV	Offer
1-Year	10.90%	4.51%
5-Year	6.59%	5.33%
10-Year	5.02%	4.40%
B Shares	w/o CDSC	w/CDSC
1-Year	10.09%	6.09%
5-Year	5.79%	5.63%
10-Year	4.40%	4.40%
C Shares	NAV
1-Year	10.10%
5-Year	5.79%
10-Year	4.24%
R Shares	NAV
1-Year	11.17%
5-Year	6.86%
10-Year	5.29%
Bond Credit Quality[2]
AAA/U.S. Guaranteed		64.5%
AA		15.9%
A		2.9%
BBB		14.7%
BB or Lower		1.3%
N/R		0.7%

Expense Ratios

Share Class	Gross Expense Ratio	Net Expense Ratio	As of Date
Class A	1.26%	1.22%	6/30/06
Class B	2.00%	1.97%	6/30/06
Class C	2.01%	1.97%	6/30/06
Class R	1.01%	0.96%	6/30/06

The net expense ratio reflects a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through July 31, 2007. The net ratio also reflects a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and credit, expenses would be higher and total returns would be less.

Yields[4]
A Shares	NAV	Offer
SEC 30-Day Yield	2.62%	2.47%
Distribution Rate	1.89%	1.78%
B Shares	NAV
SEC 30-Day Yield	1.85%
Distribution Rate	1.34%
C Shares	NAV
SEC 30-Day Yield	1.88%
Distribution Rate	1.34%
R Shares	NAV
SEC 30-Day Yield	2.88%
Distribution Rate	2.08%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$78,381
Average Market Capitalization (Common Stocks)	$122 billion
Number of Common Stocks	44
Average Duration (Municipal Bonds)	4.82

Top Five Common Stock Holdings[3]
Citigroup Inc.	2.0%
AT&T Inc.	1.7%
Bank of America Corporation	1.6%
JPMorgan Chase & Co.	1.5%
Wells Fargo & Company	1.5%

1	Paid July 2, 2007. This is the latest monthly tax-exempt dividend declared during the period ended June 30, 2007. Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
2	As a percentage of total municipal bond holdings as of June 30, 2007. Holdings are subject to change.
3	As a percentage of total investments as of June 30, 2007. Holdings are subject to change.
4	Distribution Rate Yields may differ from SEC 30-Day Yields due to, among other factors, amortization of post-purchase bond premiums and differences between portfolio earnings and distribution rates.

Annual Report    Page 10

Fund Spotlight as of 6/30/07 Nuveen Balanced Municipal and Stock Fund

Industries[1] Common Stocks:
Oil, Gas & Consumable Fuels	5.1%
Pharmaceuticals	3.6%
Commercial Banks	3.5%
Capital Markets	3.4%
Communications Equipment	2.6%
Beverages	2.4%
Industrial Conglomerates	2.1%
Diversified Financial Services	2.0%
Diversified Telecommunication Services	1.8%
Insurance	1.4%
Chemicals	1.4%
Other	14.5%

Municipal Bonds:
Tax Obligation/Limited	11.0%
U.S. Guaranteed	10.7%
Health Care	9.1%
Utilities	5.2%
Transportation	4.8%
Tax Obligation/General	4.0%
Education and Civic Organizations	3.6%
Consumer Staples	3.3%
Long-Term Care	3.1%
Water and Sewer	0.7%
Housing/Single Family	0.7%
1	As a percentage of total investments as of June 30, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (1/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,032.80	$1,029.00	$1,029.40	$1,034.00	$1,018.89	$1,015.08	$1,015.12	$1,020.13
Expenses Incurred During Period	$6.00	$9.86	$9.81	$4.74	$5.96	$9.79	$9.74	$4.71

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.19%,1.96%, 1.95% and .94% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report    Page 11

Fund Spotlight as of 6/30/07 Nuveen Balanced Stock and Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$26.73	$26.73	$26.75	$26.73
Latest Capital Gain Distribution[1]	$1.1433	$1.1433	$1.1433	$1.1433
Latest Ordinary Income Distribution[2]	$0.6188	$0.5684	$0.5684	$0.6356
Inception Date	8/07/96	8/07/96	8/07/96	8/07/96

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 6/30/07

A Shares	NAV	Offer
1-Year	14.40%	7.82%
5-Year	7.82%	6.55%
10-Year	6.84%	6.21%

B Shares	w/o CDSC	w/CDSC
1-Year	13.55%	9.55%
5-Year	7.02%	6.87%
10-Year	6.21%	6.21%

C Shares	NAV
1-Year	13.54%
5-Year	7.03%
10-Year	6.06%

R Shares	NAV
1-Year	14.68%
5-Year	8.10%
10-Year	7.11%

Top Five Common Stock Holdings[3]
Citigroup Inc.	2.8%
AT&T Inc.	2.4%
Bank of America Corporation	2.2%
JPMorgan Chase & Co.	2.1%
Wells Fargo & Co.	2.0%

Expense Ratios

Share Class	Gross Expense Ratio	Net Expense Ratio	As of Date
Class A	1.31%	1.24%	6/30/06
Class B	2.06%	1.99%	6/30/06
Class C	2.06%	1.99%	6/30/06
Class R	1.06%	0.99%	6/30/06

The net expense ratio reflects a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through July 31, 2007. The net ratio also reflects a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the fund will earn such credits in the future. Absent the waiver, reimbursement and credit, expenses would be higher and total returns would be less.

Yields[4]

A Shares	NAV	Offer
SEC 30-Day Yield	1.85%	1.74%
Distribution Rate	2.59%	2.44%

B Shares	NAV
SEC 30-Day Yield	1.10%
Distribution Rate	1.84%

C Shares	NAV
SEC 30-Day Yield	1.07%
Distribution Rate	1.84%

R Shares	NAV
SEC 30-Day Yield	2.11%
Distribution Rate	2.84%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$58,280
Average Market Capitalization (Common Stocks)	$122 billion
Number of Common Stocks	44
Average Duration (Bonds)	4.47

1	Paid December 18, 2006.

2	Ordinary income distribution consists of short-term capital gains paid on December 18, 2006, and ordinary income paid on December 29, 2006, if any.

3	As a percentage of total investments as of June 30, 2007. Holdings are subject to change.

4	Distribution Rate Yields may differ from SEC 30-Day Yields due to, among other factors, amortization of post-purchase bond premiums and differences between portfolio earnings and distribution rates.

Annual Report    Page 12

Fund Spotlight as of 6/30/07 Nuveen Balanced Stock and Bond Fund

Industries[1]
U.S. Treasury Notes	19.8%
U.S. Treasury Bonds	13.0%
Oil, Gas & Consumable Fuels	7.2%
U.S. Treasury Obligations	5.1%
Pharmaceuticals	5.0%
Capital Markets	4.7%
Commercial Banks	4.7%
Communications Equipment	3.5%
Beverages	3.4%
Industrial Conglomerates	3.0%
Diversified Financial Services	2.8%
Diversified Telecommunication Services	2.4%
Insurance	2.0%
Chemicals	1.9%
Household Products	1.8%
Multi-Utilities	1.6%
Metals & Mining	1.5%
Semiconductors & Equipment	1.4%
Aerospace & Defense	1.4%
Short Term Investments	1.1%
Other	12.7%
1	As a percentage of total investments as of June 30, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance				Hypothetical Performance (5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (1/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,048.40	$1,044.50	$1,044.50	$1,049.70	$1,018.50	$1,014.73	$1,014.73	$1,019.74
Expenses Incurred During Period	$6.45	$10.29	$10.29	$5.18	$6.36	$10.14	$10.14	$5.11

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.27%, 2.03%, 2.03% and 1.02% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report    Page 13

Portfolio of Investments

Nuveen Large-Cap Value Fund

June 30, 2007

Shares	Description	Value

	COMMON STOCKS – 99.0%

	Aerospace & Defense – 2.4%

240,550	Honeywell International Inc.	$13,538,154
	Automobiles – 0.8%

75,500	Harley-Davidson, Inc.	4,500,555
	Beverages – 5.5%

279,800	Coca-Cola Company	14,636,338

259,250	PepsiCo, Inc.	16,812,363
	Total Beverages	31,448,701

	Building Products – 2.0%

399,600	Masco Corporation	11,376,612
	Capital Markets – 7.6%

277,450	Bank of New York Company, Inc.	11,497,528

401,250	JPMorgan Chase & Co.	19,440,562

153,352	Morgan Stanley	12,863,166
	Total Capital Markets	43,801,256

	Chemicals – 3.1%

345,150	E.I. Du Pont de Nemours and Company	17,547,426
	Commercial Banks – 7.6%

422,850	Bank of America Corporation	20,673,136

80,750	Wachovia Corporation	4,138,438

537,400	Wells Fargo & Company	18,900,358
	Total Commercial Banks	43,711,932

	Communications Equipment – 5.7%

551,000	Cisco Systems, Inc., (1)	15,345,350

258,400	Corning Incorporated, (1)	6,602,120

610,750	Motorola, Inc.	10,810,275
	Total Communications Equipment	32,757,745

	Computers & Peripherals – 2.2%

283,450	Hewlett-Packard Company	12,647,539
	Containers & Packaging – 1.4%

133,950	Temple-Inland Inc.	8,241,944
	Diversified Financial Services – 4.5%

506,061	Citigroup Inc.	25,955,868
	Diversified Telecommunication Services – 4.0%

547,838	AT&T Inc.	22,735,276
	Energy Equipment & Services – 1.0%

65,200	Schlumberger Limited	5,538,088
	Food & Staples Retailing – 2.1%

336,650	CVS Caremark Corporation	12,270,893
	Health Care Equipment & Supplies – 1.0%

140,050	Hospira Inc., (1)	5,467,552
	Hotels, Restaurants & Leisure – 0.8%

195,847	Intercontinental Hotels Group PLC, ADR	4,853,089

Shares	Description	Value

	Household Products – 2.9%

274,300	Procter & Gamble Company	$16,784,417
	Industrial Conglomerates – 4.9%

500,750	General Electric Company	19,168,709

78,700	Textron Inc.	8,665,657
	Total Industrial Conglomerates	27,834,366

	Insurance – 3.3%

268,000	American International Group, Inc.	18,768,040
	Media – 1.7%

238,350	Viacom Inc., Class B, (1)	9,922,511
	Metals & Mining – 2.5%

47,475	Rio Tinto PLC, Sponsored ADR	14,533,047
	Multiline Retail – 1.8%

158,650	Target Corporation	10,090,140
	Multi-Utilities – 2.6%

171,050	Dominion Resources, Inc.	14,763,326
	Oil, Gas & Consumable Fuels – 11.6%

168,750	Exxon Mobil Corporation	14,154,750

160,650	Hess Corporation	9,471,924

247,050	Occidental Petroleum Corporation	14,299,254

185,300	Total SA, Sponsored ADR	15,005,594

224,650	XTO Energy, Inc.	13,501,465
	Total Oil, Gas & Consumable Fuels	66,432,987

	Paper & Forest Products – 1.7%

247,900	International Paper Company	9,680,495
	Pharmaceuticals – 8.2%

480,250	Bristol-Myers Squibb Company	15,156,690

285,750	Merck & Co. Inc.	14,230,350

310,000	Norvatis AG, ADR	17,381,700
	Total Pharmaceuticals	46,768,740

	Real Estate – 0.9%

229,950	Host Hotels & Resorts Inc.	5,316,444
	Road & Rail – 1.7%

190,600	Norfolk Southern Corporation	10,019,842
	Semiconductors & Equipment – 2.4%

360,650	Texas Instruments Incorporated	13,571,260
	Specialty Retail – 1.1%

205,750	Office Depot, Inc., (1)	6,234,225
	Total Common Stocks (cost $449,101,259)	567,112,470

Portfolio of Investments

Nuveen Large-Cap Value Fund (continued)

June 30, 2007

Principal Amount (000)	Description	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.0%

$6,139	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/29/07, repurchase price $6,141,508, collateralized by $5,105,000 U.S. Treasury Bonds, 7.25%, due 8/15/22, value $6,266,388	4.000%	7/02/07	$6,139,462

	Total Short-Term Investments (cost $6,139,462)			6,139,462

	Total Investments (cost $455,240,721) – 100.0%			573,251,932

	Other Assets Less Liabilities – (0.0)%			(175,164)

	Net Assets – 100%			$573,076,768

(1)	Non-income producing.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen Balanced Municipal and Stock Fund

June 30, 2007

Shares	Description	Value

	COMMON STOCKS – 42.8%

	Aerospace & Defense – 1.0%

14,250	Honeywell International Inc.	$801,990
	Automobiles – 0.2%

4,450	Harley-Davidson, Inc.	265,265
	Beverages – 2.4%

16,600	Coca-Cola Company	868,346

15,350	PepsiCo, Inc.	995,448
	Total Beverages	1,863,794

	Building Products – 0.9%

23,700	Masco Corporation	674,739
	Capital Markets – 3.3%

16,450	Bank of New York Company, Inc.	681,688

23,850	JPMorgan Chase & Co.	1,155,533

9,105	Morgan Stanley	763,727
	Total Capital Markets	2,600,948

	Chemicals – 1.3%

20,400	E.I. Du Pont de Nemours and Company	1,037,136
	Commercial Banks – 3.4%

24,950	Bank of America Corporation	1,219,806

6,250	Wachovia Corporation	320,313

31,800	Wells Fargo & Company	1,118,406
	Total Commercial Banks	2,658,525

	Communications Equipment – 2.5%

32,650	Cisco Systems, Inc., (1)	909,303

15,300	Corning Incorporated, (1)	390,915

36,200	Motorola, Inc.	640,740
	Total Communications Equipment	1,940,958

	Computers & Peripherals – 1.0%

16,700	Hewlett-Packard Company	745,154
	Containers & Packaging – 0.6%

7,600	Temple-Inland Inc.	467,628
	Diversified Financial Services – 2.0%

29,910	Citigroup Inc.	1,534,083
	Diversified Telecommunication Services – 1.7%

32,312	AT&T Inc.	1,340,947
	Energy Equipment & Services – 0.4%

3,900	Schlumberger Limited	331,266
	Food & Staples Retailing – 0.9%

19,900	CVS Caremark Corporation	725,355
	Health Care Equipment & Supplies – 0.4%

8,100	Hospira Inc., (1)	316,224

Portfolio of Investments

Nuveen Balanced Municipal and Stock Fund (continued)

June 30, 2007

Shares	Description	Value

	Hotels, Restaurants & Leisure – 0.4%

11,582	Intercontinental Hotels Group PLC, ADR	$287,002
	Household Products – 1.3%

16,200	Procter & Gamble Company	991,278
	Industrial Conglomerates – 2.1%

29,000	General Electric Company	1,110,120

4,650	Textron Inc.	512,012
	Total Industrial Conglomerates	1,622,132

	Insurance – 1.4%

15,800	American International Group, Inc.	1,106,474
	Media – 0.7%

14,050	Viacom Inc., Class B, (1)	584,902
	Metals & Mining – 1.1%

2,825	Rio Tinto PLC, Sponsored ADR	864,789
	Multiline Retail – 0.8%

9,400	Target Corporation	597,840
	Multi-Utilities – 1.1%

10,150	Dominion Resources, Inc.	876,047
	Oil, Gas & Consumable Fuels – 5.0%

10,000	Exxon Mobil Corporation	838,800

9,500	Hess Corporation	560,120

14,650	Occidental Petroleum Corporation	847,942

10,900	Total SA, Sponsored ADR	882,682

13,300	XTO Energy, Inc.	799,330
	Total Oil, Gas & Consumable Fuels	3,928,874

	Paper & Forest Products – 0.7%

14,600	International Paper Company	570,130
	Pharmaceuticals – 3.5%

28,450	Bristol-Myers Squibb Company	897,882

16,800	Merck & Co. Inc.	836,640

18,350	Norvatis AG, ADR	1,028,885
	Total Pharmaceuticals	2,763,407

	Real Estate – 0.4%

13,550	Host Hotels & Resorts Inc.	313,276
	Road & Rail – 0.8%

11,250	Norfolk Southern Corporation	591,413
	Semiconductors & Equipment – 1.0%

21,300	Texas Instruments Incorporated	801,519
	Specialty Retail – 0.5%

12,150	Office Depot, Inc., (1)	368,145
	Total Common Stocks (cost $26,472,705)	33,571,240

Principal Amount (000)	Description	Optional Call Provisions (2)	Ratings (3)		Value

	MUNICIPAL BONDS – 54.3%

	California – 7.1%

$1,000	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/25 – AMBAC Insured	10/17 at 100.00	AAA		$814,130

500	Calleguas-Las Virgenes Public Finance Authority, California, Water Revenue Bonds, Calleguas Municipal Water District, Series 2003B, 5.250%, 7/01/19 – MBIA Insured	7/13 at 100.00	AAA		529,105

445	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 4.500%, 6/01/27	6/17 at 100.00	BBB		429,923

735	Northern California Power Agency, Revenue Bonds, Geothermal Project 3, Series 1993, 5.650%, 7/01/07	No Opt. Call	A2		735,059

250	Orange County, California, Refunding Recovery Bonds, Series 1995A, 6.000%, 6/01/10 – MBIA Insured (ETM)	No Opt. Call	AAA		265,033

1,495	Palmdale Civic Authority, California, Revenue Refinancing Bonds, Civic Center Project, Series 1997A, 5.375%, 7/01/12 – MBIA Insured	7/07 at 102.00	AAA		1,526,648

1,000	San Diego County, California, Certificates of Participation, Burnham Institute, Series 1999, 5.700%, 9/01/11 (Pre-refunded 9/01/09)	9/09 at 101.00	Baa3	(4)	1,038,320

250	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa3		249,245
5,675	Total California				5,587,463
	Colorado – 5.5%

750	Colorado Health Facilities Authority, Revenue Bonds, Longmont United Hospital, Series 2006B, 5.000%, 12/01/23 – RAAI Insured	12/16 at 100.00	AA		770,678

250	Colorado Health Facilities Authority, Revenue Bonds, Vail Valley Medical Center, Series 2004, 5.000%, 1/15/17	1/15 at 100.00	BBB+		255,668

1,000	Denver City and County, Colorado, Airport Special Facilities Revenue Bonds, Rental Car Projects, Series 1999A, 6.000%, 1/01/13 – MBIA Insured (Alternative Minimum Tax)	1/09 at 101.00	AAA		1,034,790

	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
370	0.000%, 9/01/28 – MBIA Insured	9/20 at 63.98	AAA		124,483
2,000	0.000%, 3/01/36 – MBIA Insured	9/20 at 41.72	AAA		434,260

2,000	Metropolitan Football Stadium District, Colorado, Sales Tax Revenue Bonds, Series 1999A, 0.000%, 1/01/12 – MBIA Insured	No Opt. Call	AAA		1,665,759

160	Northwest Parkway Public Highway Authority, Colorado, Senior Lien Revenue Bonds, Series 2001B, 0.000%, 6/15/27 – AMBAC Insured	6/11 at 38.04	AAA		50,755
6,530	Total Colorado				4,336,393
	Connecticut – 0.7%

400	Connecticut Development Authority, First Mortgage Gross Revenue Refunding Healthcare Bonds, Elim Park Baptist Home Inc., Series 1998A, 4.875%, 12/01/07	9/07 at 103.00	BBB+		401,196

185	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital for Special Care, Series 1997B, 5.125%, 7/01/07 (ETM)	No Opt. Call	BBB–(4)		185,011
585	Total Connecticut				586,207
	District Of Columbia – 0.5%

255	District of Columbia, General Obligation Refunding Bonds, Series 1994A-1, 6.500%, 6/01/10 – MBIA Insured	No Opt. Call	AAA		272,661

130	Washington Convention Center Authority, District of Columbia, Senior Lien Dedicated Tax Revenue Bonds, Series 1998, 5.000%, 10/01/21 (Pre-refunded 10/01/08) – AMBAC Insured	10/08 at 101.00	AAA		133,136
385	Total District Of Columbia				405,797

Portfolio of Investments

Nuveen Balanced Municipal and Stock Fund (continued)

June 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (2)	Ratings (3)		Value

	Florida – 0.5%

$350	Jacksonville Economic Development Commission, Florida, Healthcare Facilities Revenue Bonds, Mayo Clinic, Series 2001A, 5.500%, 11/15/36	11/11 at 101.00	AA		$368,382
	Idaho – 0.1%

90	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 1997D, 5.950%, 7/01/09 (Alternative Minimum Tax)	7/07 at 102.00	Aa3		91,370
	Illinois – 5.1%

870	Bolingbrook, Will and DuPage Counties, Illinois, Residential Mortgage Revenue Bonds, Series 1979, 7.500%, 8/01/10 – FGIC Insured (ETM)	No Opt. Call	AAA		917,763

	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
2,205	0.000%, 12/01/24 – FGIC Insured	No Opt. Call	AAA		979,858
2,205	0.000%, 12/01/29 – FGIC Insured	No Opt. Call	AAA		766,238

	Illinois Development Finance Authority, Economic Development Revenue Bonds, Latin School of Chicago, Series 1998:
270	5.200%, 8/01/11 (Pre-refunded 8/01/08)	8/08 at 100.00	Baa2	(4)	273,731
200	5.250%, 8/01/12 (Pre-refunded 8/01/08)	8/08 at 100.00	Baa2	(4)	202,870
580	5.300%, 8/01/13 (Pre-refunded 8/01/08)	8/08 at 100.00	Baa2	(4)	588,630

250	Illinois Health Facilities Authority, Revenue Bonds, Lake Forest Hospital, Series 2002A, 6.000%, 7/01/17	7/12 at 100.00	A–		267,043
6,580	Total Illinois				3,996,133
	Indiana – 1.5%

300	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/24	4/14 at 100.00	N/R		298,776

860	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Memorial Health System, Series 1998A, 4.625%, 8/15/28 – MBIA Insured	2/08 at 101.00	AAA		846,283
1,160	Total Indiana				1,145,059
	Iowa – 1.2%

970	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.000%, 7/01/19	7/16 at 100.00	BBB–		964,374
	Louisiana – 0.6%

340	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – MBIA Insured	7/14 at 100.00	AAA		355,905
	Maine – 0.4%

255	Winslow, Maine, General Obligation Tax Increment Financing Bonds, Crowe Rope Industries, Series 1997A, 6.000%, 3/01/11 – MBIA Insured (Alternative Minimum Tax)	9/07 at 102.00	AAA		260,457
	Massachusetts – 1.9%

885	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill Associates, Series 1998B, 5.200%, 12/01/13 (Alternative Minimum Tax)	12/08 at 102.00	BBB		904,691

545	Massachusetts Turnpike Authority, Western Turnpike Revenue Bonds, Series 1997A, 5.550%, 1/01/17 – MBIA Insured	7/07 at 100.00	AAA		562,516
1,430	Total Massachusetts				1,467,207
	Michigan – 0.7%

540	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Detroit Medical Center Obligated Group, Series 1998A, 5.000%, 8/15/13	8/08 at 101.00	BB–		540,022
	Minnesota – 0.6%

500	Minnesota, General Obligation Bonds, Series 1998, 5.000%, 11/01/17 (Pre-refunded 11/01/08)	11/08 at 100.00	AAA		508,050

Principal Amount (000)	Description	Optional Call Provisions (2)	Ratings (3)		Value

	Mississippi – 1.3%

$500	Jones County, Mississippi, Hospital Revenue Bonds, South Central Regional Medical Center, Series 1997, 5.400%, 12/01/11 (Pre-refunded 12/01/07)	12/07 at 100.00	N/R	(4)	$503,155

500	Mississippi Development Bank, Revenue Bonds, Mississippi Municipal Energy Agency, Mississippi Power, Series 2006A, 5.000%, 3/01/21 – XLCA Insured	3/16 at 100.00	AAA		520,490
1,000	Total Mississippi				1,023,645
	Missouri – 1.2%

1,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	AAA		394,090

500	Missouri Joint Municipal Electric Utility Commission, Plum Point Project, Revenue Bonds, Series 2006, 5.000%, 1/01/21 – MBIA Insured	1/16 at 100.00	AAA		523,080
1,500	Total Missouri				917,170
	Nevada – 0.7%

480	Clark County, Nevada, Motor Vehicle Fuel Tax Highway Improvement Revenue Bonds, Series 2003, 5.125%, 7/01/17 – AMBAC Insured	7/13 at 100.00	AAA		506,477

15	Nevada Housing Division, Single Family Mortgage Bonds, Mezzanine Series 1997B-1, 6.000%, 4/01/15 (Alternative Minimum Tax)	10/07 at 102.00	Aa3		15,114
495	Total Nevada				521,591
	New Jersey – 1.0%

500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006A, 5.250%, 12/15/22 – FSA Insured	No Opt. Call	AAA		548,185

245	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		260,768
745	Total New Jersey				808,953
	New York – 4.1%

500	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 2/01/19 – FGIC Insured	2/15 at 100.00	AAA		523,230

125	New York City, New York, General Obligation Bonds, Fiscal Series 1997D, 5.875%, 11/01/11	11/08 at 100.00	AA		127,061

700	New York City, New York, General Obligation Bonds, Fiscal Series 1998D, 5.500%, 8/01/10	8/07 at 101.00	AA		707,896

300	New York City, New York, General Obligation Bonds, Fiscal Series 1998D, 5.500%, 8/01/10 (Pre-refunded 8/01/07)	8/07 at 101.00	AA	(4)	303,438

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C:
1,000	5.500%, 6/01/15	6/10 at 100.00	AA–		1,039,970
500	5.500%, 6/01/16	6/11 at 100.00	AA–		525,755
3,125	Total New York				3,227,350
	North Carolina – 1.8%

515	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1997A, 5.375%, 1/01/24 – MBIA Insured	1/08 at 101.00	AAA		523,477

835	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 1980, 10.500%, 1/01/10 (ETM)	No Opt. Call	AAA		912,997
1,350	Total North Carolina				1,436,474

Portfolio of Investments

Nuveen Balanced Municipal and Stock Fund (continued)

June 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (2)	Ratings (3)		Value

	Ohio – 1.6%

$250	Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland Clinic Health System, Series 2003A, 5.750%, 1/01/22	7/13 at 100.00	AA–		$268,528

1,000	Lorain County, Ohio, Healthcare Facilities Revenue Refunding Bonds, Kendal at Oberlin, Series 1998A, 5.375%, 2/01/12	2/08 at 101.00	BBB		1,008,420
1,250	Total Ohio				1,276,948
	Oklahoma – 1.9%

470	Edmond Public Works Authority, Oklahoma, Utility System Revenue Refunding Bonds, Series 1999, 5.600%, 7/01/19 (Pre-refunded 7/01/09) – AMBAC Insured	7/09 at 100.00	AAA		485,867

1,000	Oklahoma State Industries Authority, Health System Revenue Refunding Bonds, Baptist Medical Center, Series 1995D, 6.000%, 8/15/07 – AMBAC Insured	No Opt. Call	AAA		1,002,760
1,470	Total Oklahoma				1,488,627
	Oregon – 0.5%

410	Oregon Housing and Community Services Department, Single Family Mortgage Revenue Bonds, Series 2004H, 5.125%, 1/01/29 (Alternative Minimum Tax)	1/14 at 100.00	Aa2		417,757
	South Carolina – 3.5%

250	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/20	12/14 at 100.00	A		261,070

1,000	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002, 5.875%, 12/01/19 (Pre-refunded 12/01/12)	12/12 at 101.00	AA–	(4)	1,097,340

500	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%, 8/15/20 – MBIA Insured	8/14 at 100.00	AAA		527,145

775	Tobacco Settlement Revenue Management Authority, South Carolina, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 6.000%, 5/15/22	5/11 at 101.00	BBB		821,283
2,525	Total South Carolina				2,706,838
	Texas – 4.1%

2,000	Abilene Higher Education Authority, Inc., Texas, Student Loan Revenue Bonds, Subordinate Series 1998B, 5.050%, 7/01/13 (Alternative Minimum Tax)	11/08 at 100.00	Aa3		2,008,638

500	Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax Revenue Bonds, Series 2001, 5.000%, 12/01/31 (Pre-refunded 12/01/11) – AMBAC Insured	12/11 at 100.00	AAA		520,785

1,550	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Bonds, Series 2001H, 0.000%, 11/15/30 – MBIA Insured	No Opt. Call	AAA		503,285

630	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	AAA		209,418
4,680	Total Texas				3,242,126
	Utah – 0.6%

260	Eagle Mountain, Utah, Gas and Electric Revenue Bonds, Series 2005, 5.000%, 6/01/24 – RAAI Insured	6/15 at 100.00	AA		266,050

200	Utah State Board of Regents, Student Loan Revenue Bonds, Series 1995N, 6.000%, 5/01/08 – AMBAC Insured (Alternative Minimum Tax)	11/07 at 100.00	AAA		201,102
460	Total Utah				467,152
	Virginia – 1.1%

250	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Refunding Bonds, Inova Health System, Series 1998A, 5.000%, 8/15/25	2/08 at 101.00	AA+		251,208

640	Metropolitan District of Columbia Airprots Authority, Virginia, Airport System Revenue Bonds, Series 1998B, 5.000%, 10/01/28 – MBIA Insured (Alternative Minimum Tax)	10/08 at 101.00	AAA		646,842
890	Total Virginia				898,050

Principal Amount (000)	Description	Optional Call Provisions (2)	Ratings (3)	Value

	Washington – 3.2%

$1,260	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle Excise Tax Bonds, Series 1999, 4.750%, 2/01/28 – FGIC Insured	2/09 at 101.00	AAA	$1,262,230

465	Cowlitz County Public Utilities District 1, Washington, Electric Production Revenue Bonds, Series 2004, 5.000%, 9/01/22 – FGIC Insured	9/14 at 100.00	AAA	481,252

680	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26	6/13 at 100.00	BBB	745,402
2,405	Total Washington			2,488,884
	West Virginia – 0.6%

500	West Virginia Hospital Finance Authority, Revenue Bonds, United Hospital Center Inc. Project, Series 2006A, 4.500%, 6/01/26 – AMBAC Insured	6/16 at 100.00	AAA	488,460
	Wisconsin – 0.7%

520	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.375%, 6/01/32	6/12 at 100.00	BBB	562,957
48,715	Total Municipal Bonds (cost $41,761,926)			42,585,801
	SHORT-TERM INVESTMENTS – 0.7%

$500	North Central Texas Health Facilities Development Corporation, Hospital Revenue Bonds, Presbyterian Medical Center, Variable Rate Demand Obligations, Series 1985C, 3.940%, 12/01/15 – MBIA Insured (5)		VMIG-1	500,000

	Total Short-Term Investments (cost $500,000)			500,000

	Total Investments (cost $68,734,631) – 97.8%			76,657,041

	Other Assets Less Liabilities – 2.2%			1,723,493

	Net Assets – 100%			$78,380,534

The Fund may invest in “zero coupon” securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the portfolio with a 0.00% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
(1)	Non-income producing.
(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s or Moody’s rating. Ratings below BBB by Standard & Poor’s Group or Baa by Moody’s Investor Service, Inc. are considered to be below investment grade.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
(5)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/R	Not rated.
(ETM)	Escrowed to maturity.
ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen Balanced Stock and Bond Fund

June 30, 2007

Shares	Description	Value

	COMMON STOCKS – 61.1%

	Aerospace & Defense – 1.4%

14,900	Honeywell International Inc.	$838,572
	Automobiles – 0.5%

4,750	Harley-Davidson, Inc.	283,148
	Beverages – 3.4%

17,700	Coca-Cola Company	925,887

16,300	PepsiCo, Inc.	1,057,055
	Total Beverages	1,982,942

	Building Products – 1.2%

25,000	Masco Corporation	711,750
	Capital Markets – 4.7%

17,400	Bank of New York Company, Inc.	721,056

25,400	JPMorgan Chase & Co.	1,230,630

9,604	Morgan Stanley	805,584
	Total Capital Markets	2,757,270

	Chemicals – 1.9%

21,650	E.I. Du Pont de Nemours and Company	1,100,686
	Commercial Banks – 4.7%

26,550	Bank of America Corporation	1,298,030

5,150	Wachovia Corporation	263,938

33,700	Wells Fargo & Company	1,185,229
	Total Commercial Banks	2,747,197

	Communications Equipment – 3.5%

34,800	Cisco Systems, Inc., (1)	969,180

16,250	Corning Incorporated, (1)	415,188

38,400	Motorola, Inc.	679,680
	Total Communications Equipment	2,064,048

	Computers & Peripherals – 1.4%

17,850	Hewlett-Packard Company	796,467
	Containers & Packaging – 0.9%

8,400	Temple-Inland Inc.	516,852
	Diversified Financial Services – 2.8%

31,774	Citigroup Inc.	1,629,688
	Diversified Telecommunication Services – 2.4%

33,745	AT&T Inc.	1,400,418
	Energy Equipment & Services – 0.6%

4,200	Schlumberger Limited	356,748
	Food & Staples Retailing – 1.3%

20,900	CVS Caremark Corporation	761,805
	Health Care Equipment & Supplies – 0.6%

8,850	Hospira Inc., (1)	345,504

Shares	Description	Value

	Hotels, Restaurants & Leisure – 0.5%

12,169	Intercontinental Hotels Group PLC, ADR	$301,548
	Household Products – 1.8%

17,200	Procter & Gamble Company	1,052,468
	Industrial Conglomerates – 3.0%

30,750	General Electric Company	1,177,110

4,950	Textron Inc.	545,045
	Total Industrial Conglomerates	1,722,155

	Insurance – 2.0%

16,850	American International Group, Inc.	1,180,006
	Media – 1.1%

14,950	Viacom Inc., Class B, (1)	622,369
	Metals & Mining – 1.5%

2,950	Rio Tinto PLC, Sponsored ADR	903,054
	Multiline Retail – 1.1%

10,000	Target Corporation	636,000
	Multi-Utilities – 1.6%

10,700	Dominion Resources, Inc.	923,517
	Oil, Gas & Consumable Fuels – 7.2%

11,150	Exxon Mobil Corporation	935,262

10,100	Hess Corporation	595,496

15,600	Occidental Petroleum Corporation	902,928

11,650	Total SA, Sponsored ADR	943,417

14,000	XTO Energy, Inc.	841,400
	Total Oil, Gas & Consumable Fuels	4,218,503

	Paper & Forest Products – 1.0%

15,550	International Paper Company	607,228
	Pharmaceuticals – 5.1%

29,950	Bristol-Myers Squibb Company	945,222

17,850	Merck & Co. Inc.	888,930

19,850	Norvatis AG, ADR	1,112,990
	Total Pharmaceuticals	2,947,142

	Real Estate – 0.6%

14,300	Host Hotels & Resorts Inc.	330,616
	Road & Rail – 1.1%

12,050	Norfolk Southern Corporation	633,469
	Semiconductors & Equipment – 1.5%

22,500	Texas Instruments Incorporated	846,675
	Specialty Retail – 0.7%

12,800	Office Depot, Inc., (1)	387,840
	Total Common Stocks (cost $27,844,265)	35,605,685

Portfolio of Investments

Nuveen Balanced Stock and Bond Fund (continued)

June 30, 2007

Principal Amount (000)	Description	Coupon	Maturity	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 38.0%

$2,935	United States of America Treasury Bonds	7.250%	5/15/16	$3,392,906

2,150	United States of America Treasury Bonds	7.250%	8/15/22	2,603,349

1,480	United States of America Treasury Bonds	6.000%	2/15/26	1,615,976

3,000	United States of America Treasury Inflation Indexed Obligations	4.250%	11/30/07	2,992,970

4,275	United States of America Treasury Notes	4.750%	11/15/08	4,262,644

3,880	United States of America Treasury Notes	5.750%	8/15/10	3,976,394

3,435	United States of America Treasury Notes	4.250%	11/15/13	3,308,065
21,155	Total U.S. Government and Agency Obligations (cost $22,176,465)			22,152,304
	SHORT-TERM INVESTMENTS – 1.1%

$662	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/29/07, repurchase price $662,517, collateralized by $555,000 U.S. Treasury Bonds, 7.250%, due 8/15/22, value $681,263	4.000%	7/02/07	662,296

	Total Short-Term Investments (cost $662,296)			662,296

	Total Investments (cost $50,683,026) – 100.2%			58,420,285

	Other Assets Less Liabilities – (0.2)%			(140,524)

	Net Assets – 100%			$58,279,761

(1)	Non-income producing.
ADR	American Depositary Receipt.

See accompanying notes to financial statements.

26

Statement of Assets and Liabilities

June 30, 2007

	Large-Cap Value	Municipal and Stock	Stock and Bond
Assets
Investments, at value (cost $455,240,721, $68,734,631 and $50,683,026, respectively)	$573,251,932	$76,657,041	$58,420,285
Cash	—	406,644	—
Receivables:
Dividends	569,504	33,623	35,657
Interest	1,364	669,595	258,441
Investments sold	8,904,109	1,329,134	554,313
Reclaims	25,170	1,441	1,561
Shares sold	128,244	925	26,323
Other assets	188,634	52,521	38,278
Total assets	583,068,957	79,150,924	59,334,858
Liabilities
Payables:
Investments purchased	8,423,360	509,877	542,316
Shares redeemed	674,500	10,304	44,322
Accrued expenses:
Management fees	386,999	50,578	48,487
12b-1 distribution and service fees	143,252	25,295	18,662
Other	364,078	58,272	43,328
Dividends payable	—	116,064	357,982
Total liabilities	9,992,189	770,389	1,055,097
Net assets	$573,076,768	$78,380,534	$58,279,761
Class A Shares
Net assets	$491,489,438	$61,576,686	$33,519,240
Shares outstanding	16,355,421	2,390,575	1,253,852
Net asset value per share	$30.05	$25.76	$26.73
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$31.88	$27.33	$28.36
Class B Shares
Net assets	$18,490,760	$5,915,962	$6,375,931
Shares outstanding	630,629	216,237	238,556
Net asset value and offering price per share	$29.32	$27.36	$26.73
Class C Shares
Net assets	$31,218,532	$9,362,934	$7,694,133
Shares outstanding	1,066,412	342,652	287,647
Net asset value and offering price per share	$29.27	$27.32	$26.75
Class R Shares
Net assets	$31,878,038	$1,524,952	$10,690,457
Shares outstanding	1,056,337	60,639	399,918
Net asset value and offering price per share	$30.18	$25.15	$26.73

Net Assets Consist of:
Capital paid-in	$391,710,671	$69,184,308	$47,096,206
Undistributed (Over-distribution of) net investment income	3,643,122	398,038	(258,929)
Accumulated net realized gain (loss) from investments and foreign currencies	59,711,764	875,778	3,705,225
Net unrealized appreciation (depreciation) of investments	118,011,211	7,922,410	7,737,259
Net assets	$573,076,768	$78,380,534	$58,279,761

See accompanying notes to financial statements.

27

Statement of Operations

Year Ended June 30, 2007

	Large-Cap Value	Municipal and Stock	Stock and Bond
Investment Income
Dividends (net of foreign tax withheld of $115,229, $6,758, and $7,176, respectively)	$13,169,326	$770,406	$823,064
Interest	442,626	2,248,100	1,153,878
Total investment income	13,611,952	3,018,506	1,976,942
Expenses
Management fees	4,500,540	574,090	423,283
12b-1 service fees – Class A	1,172,880	150,287	81,846
12b-1 distribution and service fees – Class B	223,720	79,167	70,973
12b-1 distribution and service fees – Class C	303,437	86,993	76,651
Shareholders’ servicing agent fees and expenses	623,780	62,224	60,796
Custodian’s fees and expenses	99,391	47,713	26,547
Trustees’ fees and expenses	13,093	2,652	1,154
Professional fees	25,876	7,649	7,779
Shareholders’ reports – printing and mailing expenses	165,125	18,155	18,260
Federal and state registration fees	49,995	43,058	41,777
Other expenses	22,421	5,078	3,961
Total expenses before custodian fee credit and expense reimbursement	7,200,258	1,077,066	813,027
Custodian fee credit	(993)	(24,991)	(449)
Expense reimbursement	—	—	(11,415)
Net expenses	7,199,265	1,052,075	801,163
Net investment income	6,412,687	1,966,431	1,175,779
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	76,534,871	4,718,378	5,193,418
Net change in unrealized appreciation (depreciation) of investments	24,730,433	1,283,251	1,270,350
Net realized and unrealized gain (loss)	101,265,304	6,001,629	6,463,768
Net increase (decrease) in net assets from operations	$107,677,991	$7,968,060	$7,639,547

See accompanying notes to financial statements.

28

Statement of Changes in Net Assets

	Large-Cap Value
	Year Ended 6/30/07	Year Ended 6/30/06
Operations
Net investment income	$6,412,687	$3,946,791
Net realized gain (loss) from investments and foreign currency transactions	76,534,871	61,963,102
Net increase from payments by the Adviser for losses realized on the disposal of investments purchased in violation of investment restrictions	—	—
Net change in unrealized appreciation (depreciation) of investments	24,730,433	2,529,520
Net increase (decrease) in net assets from operations	107,677,991	68,439,413
Distributions to Shareholders
From net investment income:
Class A	(4,392,794)	(3,858,364)
Class B	(42,199)	(52,997)
Class C	(57,080)	(42,413)
Class R	(345,055)	(231,877)
From accumulated net realized gains:
Class A	(40,781,978)	(25,404,175)
Class B	(2,008,149)	(2,324,281)
Class C	(2,703,325)	(1,772,793)
Class R	(2,473,004)	(1,181,667)
Decrease in net assets from distributions to shareholders	(52,803,584)	(34,868,567)
Fund Share Transactions
Proceeds from sale of shares	31,514,790	37,747,482
Proceeds from shares issued to shareholders due to reinvestment of distributions	38,522,404	24,741,918
	70,037,194	62,489,400
Cost of shares redeemed	(73,645,052)	(88,922,290)
Net increase (decrease) in net assets from Fund share transactions	(3,607,858)	(26,432,890)
Net increase (decrease) in net assets	51,266,549	7,137,956
Net assets at the beginning of year	521,810,219	514,672,263
Net assets at the end of year	$573,076,768	$521,810,219
Undistributed (Over-distribution of) net investment income at the end of year	$3,643,122	$2,067,563

See accompanying notes to financial statements.

29

	Municipal and Stock		Stock and Bond
	Year Ended 6/30/07	Year Ended 6/30/06	Year Ended 6/30/07	Year Ended 6/30/06
Operations
Net investment income	$1,966,431	$1,883,933	$1,175,779	$1,005,283
Net realized gain (loss) from investments and foreign currency transactions	4,718,378	5,013,199	5,193,418	4,643,595
Net increase from payments by the Adviser for losses realized on the disposal of investments purchased in violation of investment restrictions	—	—	—	55,844
Net change in unrealized appreciation (depreciation) of investments	1,283,251	(1,932,063)	1,270,350	(1,463,090)
Net increase (decrease) in net assets from operations	7,968,060	4,965,069	7,639,547	4,241,632
Distributions to Shareholders
From net investment income:
Class A	(1,623,074)	(1,530,698)	(764,847)	(653,492)
Class B	(146,444)	(190,777)	(108,071)	(128,206)
Class C	(162,325)	(103,600)	(119,957)	(103,140)
Class R	(44,672)	(33,596)	(264,636)	(206,695)
From accumulated net realized gains:
Class A	—	—	(1,958,406)	(2,220,095)
Class B	—	—	(431,620)	(761,016)
Class C	—	—	(477,052)	(550,514)
Class R	—	—	(600,140)	(611,775)
Decrease in net assets from distributions to shareholders	(1,976,515)	(1,858,671)	(4,724,729)	(5,234,933)
Fund Share Transactions
Proceeds from sale of shares	8,065,057	10,692,997	8,200,987	9,533,361
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,445,739	1,364,469	3,273,179	3,643,710
	9,510,796	12,057,466	11,474,166	13,177,071
Cost of shares redeemed	(15,049,637)	(18,969,859)	(11,358,671)	(18,445,473)
Net increase (decrease) in net assets from Fund share transactions	(5,538,841)	(6,912,393)	115,495	(5,268,402)
Net increase (decrease) in net assets	452,704	(3,805,995)	3,030,313	(6,261,703)
Net assets at the beginning of year	77,927,830	81,733,825	55,249,448	61,511,151
Net assets at the end of year	$78,380,534	$77,927,830	$58,279,761	$55,249,448
Undistributed (Over-distribution of) net investment income at the end of year	$398,038	$408,145	$(258,929)	$(222,756)

See accompanying notes to financial statements.

30

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Large-Cap Value Fund (“Large-Cap Value”), Nuveen Balanced Municipal and Stock Fund (“Municipal and Stock”) and Nuveen Balanced Stock and Bond Fund (“Stock and Bond”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1996.

Large-Cap Value invests primarily in a diversified portfolio of large and mid-cap equities of domestic companies in an attempt to provide capital growth.

Municipal and Stock invests in a mix of equities and tax-exempt securities in an attempt to provide capital growth, capital preservation and current tax-exempt income.

Stock and Bond invests in a mix of equities, taxable bonds and cash equivalents in an attempt to provide capital growth, capital preservation and current income.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities are generally provided by an independent pricing service approved by the Funds’ Board of Trustees. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant by the pricing service or the Board of Trustees’ designee. If it is determined that the market price for an investment is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2007, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Taxable net investment income is declared and distributed to shareholders annually for Large-Cap Value and Municipal and Stock, and quarterly for Stock and Bond. Tax-exempt net investment income is declared as a dividend monthly for Municipal and Stock. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. In addition, Municipal and Stock intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

31

Notes to Financial Statements (continued)

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments

The Funds are authorized to invest in certain derivative financial instruments. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended June 30, 2007.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Foreign Currency Transactions

The Funds are authorized to engage in foreign currency exchange transactions, including foreign currency forward, options and futures contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain (loss) in the Statement of Operations.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by changes for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

32

2. Fund Shares

Transactions in Fund shares were as follows:

	Large-Cap Value
	Year Ended 6/30/07		Year Ended 6/30/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	589,796	$16,843,317	635,413	$16,943,627
Class A – automatic conversion of Class B shares	211,410	6,045,121	355,884	9,566,550
Class B	52,323	1,446,438	66,228	1,729,560
Class C	120,847	3,341,766	106,547	2,778,209
Class R	132,239	3,838,148	247,984	6,729,536
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,181,266	33,095,021	804,708	21,039,230
Class B	45,561	1,242,036	56,295	1,438,042
Class C	52,581	1,430,796	35,224	898,356
Class R	97,833	2,754,551	52,067	1,366,290
	2,483,856	70,037,194	2,360,350	62,489,400
Shares redeemed:
Class A	(1,799,554)	(51,667,507)	(1,902,950)	(51,111,985)
Class B	(264,126)	(7,395,984)	(550,332)	(14,459,366)
Class B – automatic conversion to Class A shares	(216,354)	(6,045,121)	(363,475)	(9,566,550)
Class C	(185,679)	(5,219,044)	(289,578)	(7,585,488)
Class R	(114,704)	(3,317,396)	(229,863)	(6,198,901)
	(2,580,417)	(73,645,052)	(3,336,198)	(88,922,290)
Net increase (decrease)	(96,561)	$(3,607,858)	(975,848)	$(26,432,890)

	Municipal and Stock
	Year Ended 6/30/07		Year Ended 6/30/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	132,891	$3,330,489	243,271	$5,748,229
Class A – automatic conversion of Class B shares	125,746	3,112,482	147,913	3,513,967
Class B	4,823	128,147	14,020	354,300
Class C	46,026	1,232,209	23,027	577,227
Class R	10,720	261,730	21,682	499,274
Shares issued to shareholders due to reinvestment of distributions:
Class A	49,523	1,240,603	49,389	1,167,307
Class B	3,088	81,876	4,503	112,504
Class C	4,061	107,905	2,698	67,533
Class R	627	15,355	740	17,125
	377,505	9,510,796	507,243	12,057,466
Shares redeemed:
Class A	(351,285)	(8,742,712)	(367,338)	(8,698,020)
Class B	(95,718)	(2,546,404)	(225,880)	(5,655,645)
Class B – automatic conversion to Class A shares	(118,476)	(3,112,482)	(139,678)	(3,513,967)
Class C	(23,453)	(626,412)	(38,872)	(964,375)
Class R	(901)	(21,627)	(5,948)	(137,852)
	(589,833)	(15,049,637)	(777,716)	(18,969,859)
Net increase (decrease)	(212,328)	$(5,538,841)	(270,473)	$(6,912,393)

33

Notes to Financial Statements (continued)

	Stock and Bond
	Year Ended 6/30/07		Year Ended 6/30/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	128,966	$3,383,402	165,498	$4,281,193
Class A – automatic conversion of Class B shares	55,247	1,445,056	49,777	1,284,510
Class B	40,699	1,071,284	38,630	993,077
Class C	59,994	1,587,859	51,412	1,311,552
Class R	27,154	713,386	63,847	1,663,029
Shares issued to shareholders due to reinvestment of distributions:
Class A	75,480	1,957,274	84,862	2,138,838
Class B	11,549	299,017	19,061	478,808
Class C	8,569	222,038	9,732	244,679
Class R	30,646	794,850	30,987	781,385
	438,304	11,474,166	513,806	13,177,071
Shares redeemed:
Class A	(212,229)	(5,555,552)	(297,679)	(7,728,324)
Class B	(75,390)	(1,986,262)	(136,424)	(3,515,493)
Class B – automatic conversion to Class A shares	(55,290)	(1,445,056)	(49,817)	(1,284,510)
Class C	(69,756)	(1,833,807)	(78,316)	(2,026,429)
Class R	(20,594)	(537,994)	(146,432)	(3,890,717)
	(433,259)	(11,358,671)	(708,668)	(18,445,473)
Net increase (decrease)	5,045	$115,495	(194,862)	$(5,268,402)

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) for the fiscal year ended June 30, 2007, were as follows:

	Large-Cap Value	Municipal and Stock	Stock and Bond
Purchases:
Investment Securities	$404,939,871	$28,512,943	$24,494,700
U.S. Government and agency obligations	—	—	10,074,124
Sales and maturities:
Investment Securities	438,811,594	33,632,795	29,084,567
U.S. Government and agency obligations	—	—	7,671,836

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on debt securities, if any, timing differences in recognizing taxable market discount, amortization of premium on taxable debt securities, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At June 30, 2007, the cost of investments was as follows:

	Large-Cap Value	Municipal and Stock	Stock and Bond
Cost of investments	$457,173,936	$68,823,752	$51,139,294

34

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2007, were as follows:

	Large-Cap Value	Municipal and Stock	Stock and Bond
Gross unrealized:
Appreciation	$121,422,352	$8,250,006	$7,842,478
Depreciation	(5,344,356)	(416,717)	(561,487)
Net unrealized appreciation (depreciation) of investments	$116,077,996	$7,833,289	$7,280,991

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at June 30, 2007, the Funds’ tax year end, were as follows:

	Large-Cap Value	Municipal and Stock	Stock and Bond
Undistributed net tax-exempt income*	$—	$321,995	$—
Undistributed net ordinary income**	18,422,846	164,451	1,217,034
Undistributed net long-term capital gains	46,865,250	992,556	3,043,511

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared on June 8, 2007 for Municipal and Stock and June 28, 2007 for Stock and Bond, both of which were paid on July 2, 2007.
**	Net ordinary income consists of net taxable income derived from dividends, interest, market discount accretion and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended June 30, 2007 and June 30, 2006, was designated for purposes of the dividends paid deduction as follows:

2007	Large-Cap Value	Municipal and Stock	Stock and Bond
Distributions from net tax-exempt income***	$—	$1,421,668	$—
Distributions from net ordinary income**	18,894,924	559,542	2,176,221
Distributions from net long-term capital gains****	33,908,660	—	2,460,933
2006	Large-Cap Value	Municipal and Stock	Stock and Bond
Distributions from net tax-exempt income	$—	$1,452,669	$—
Distributions from net ordinary income**	14,810,640	404,873	1,972,252
Distributions from net long-term capital gains	20,057,927	—	3,334,108
**	Net ordinary income consists of net taxable income derived from dividends, interest, market discount accretion and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended June 30, 2007, as Exempt Interest Dividends.

****	The Funds hereby designate these amounts paid during the fiscal year ended June 30, 2007, as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3).

5. Management Fee and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Large-Cap Value Fund-Level Fee Rate	Municipal and Stock Fund-Level Fee Rate	Stock and Bond Fund-Level Fee Rate
For the first $125 million	.6500%	.5500%	.5500%
For the next $125 million	.6375	.5375	.5375
For the next $250 million	.6250	.5250	.5250
For the next $500 million	.6125	.5125	.5125
For the next $1 billion	.6000	.5000	.5000
For net assets over $2 billion	.5750	.4750	.4750

35

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of June 30, 2007, the complex-level fee rate was .1828%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

Prior to August 20, 2007, the complex-level fee schedule was as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1698
$125 billion	.1617
$200 billion	.1536
$250 billion	.1509
$300 billion	.1490

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital LLC (“ICAP”). ICAP manages the investment portfolios of Large-Cap Value, Stock and Bond, and the equity portion of Municipal and Stock’s investment portfolio. ICAP is compensated for its services to the Funds from the management fee paid to the Adviser.

In May 2006, ICAP announced that it had entered into a merger agreement with New York Life Investment Holdings LLC (“NYLIM Holdings”), pursuant to which ICAP would become a wholly-owned subsidiary of NYLIM Holdings. The transaction was consummated on June 30, 2006, and after that date, ICAP became Institutional Capital LLC. Pursuant to the Investment Company Act of 1940, the change in ownership of ICAP caused the existing sub-advisory agreements to terminate, requiring shareholders of the Funds to approve new sub-advisory agreements with Institutional Capital LLC. A special shareholder meeting was held on August 25, 2006, at which time the shareholders of the Funds approved the new sub-advisory agreements. Prior to June 30, 2006, Nuveen held a minority interest in ICAP. As part of the transaction, Nuveen sold its holdings and no longer owns any interest in ICAP.

The Adviser agreed to waive part of its management fees or reimburse certain expenses of Large-Cap, Municipal and Stock and Stock and Bond through October 31, 2008, in order to limit total operating expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.20%, 1.00%, and 1.00%, respectively, of the average daily net assets. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual

36

compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the fiscal year ended June 30, 2007, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Large-Cap Value	Municipal and Stock	Stock and Bond
Sales charges collected (unaudited)	$116,020	$66,446	$72,805
Paid to financial intermediaries (unaudited)	101,838	58,132	64,029

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 2007, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Large-Cap Value	Municipal and Stock	Stock and Bond
Commission advances (unaudited)	$33,638	$13,884	$21,882

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 2007, the Distributor retained such 12b-1 fees as follows:

	Large-Cap Value	Municipal and Stock	Stock and Bond
12b-1 fees retained (unaudited)	$303,448	$68,764	$62,849

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended June 30, 2007, as follows:

	Large-Cap Value	Municipal and Stock	Stock and Bond
CDSC retained (unaudited)	$21,140	$16,766	$17,097

As a result of certain trading errors that occurred during the fiscal year ended June 30, 2006, Stock and Bond was reimbursed $55,844 by the Adviser for losses realized on the disposal of investments purchased in violation of investment restrictions.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with an investor group majority-led by Madison Dearborn Partners, LLC. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The investor group includes affiliates of Merrill Lynch, Wachovia, Citigroup, Deutsche Bank and Morgan Stanley. It is anticipated that Merrill Lynch and its affiliates will be indirect “affiliated persons” (as that term is defined in the Investment Company Act of 1940) of the Funds. One important implication of this is that the Funds will not be able to buy or sell securities to or from Merrill Lynch, but the portfolio management teams and Fund management do not expect that this will significantly impact the ability of the Funds to pursue their investment objectives and policies. Under the terms of the merger, each outstanding share of Nuveen Investments’ common stock (other than dissenting shares) will be converted into the right to receive a specified amount of cash, without interest. The merger is expected to be completed by the end of the year, subject to customary conditions, including obtaining the approval of Nuveen Investments shareholders, obtaining necessary fund and client consents sufficient to satisfy the terms of the Merger Agreement, and expiration of certain regulatory waiting periods. The obligations of Madison Dearborn Partners, LLC to consummate the merger are not conditioned on its obtaining financing.

The consummation of the merger will be deemed to be an “assignment” (as defined in the 1940 Act) of the investment management agreement between each Fund and the Adviser, and will result in the automatic termination of each Fund’s agreement. Prior to the consummation of the merger, it is anticipated that the Board of Trustees of each Fund will consider a new investment management agreement with the Adviser. If approved by the Board, the new agreement would be presented to the Fund’s shareholders for approval, and, if so approved by shareholders, would take effect upon consummation of the merger. There can be no assurance that the merger described above will be consummated as contemplated or that necessary shareholder approvals will be obtained.

37

Notes to Financial Statements (continued)

6. New Accounting Pronouncements

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund’s last NAV calculation in the first required financial statement reporting period. As a result, the Funds must begin to incorporate FIN 48 into their NAV calculations by December 31, 2007. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. Subsequent Events

Distributions to Shareholders

Municipal and Stock declared a dividend distribution from its tax-exempt net investment income which was paid on August 1, 2007, to shareholders of record on July 9, 2007, as follows:

Municipal and Stock
Dividend per share:
Class A	$.0405
Class B	.0305
Class C	.0305
Class R	.0435

Approval of Additional Sub-Advisory Agreements for Large-Cap Value

On July 31, 2007, the Board of Trustees of Large-Cap Value approved HydePark Investment Strategies, LLC (“HydePark”) and Symphony Asset Management LLC (“Symphony”) as additional sub-advisors for the Fund. If approved by Large-Cap Value shareholders on October 12, 2007, the additional sub-advisory agreements are anticipated to take effect on or about November 1, 2007. In the event shareholders of Large-Cap Value do not approve an additional sub-advisory agreement, the Fund’s portfolio will continue to be managed solely by its current sub-adviser.

38

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
LARGE-CAP VALUE											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate
Class A (8/96)
2007	$27.23	$.35	$5.33	$5.68	$(.26)	$(2.60)	$(2.86)	$30.05	21.71%	$491,489	1.25%	1.22%	1.25%	1.22%	1.25%	1.22%	75%
2006	25.58	.22	3.26	3.48	(.23)	(1.60)	(1.83)	27.23	13.97	440,403	1.28	.83	1.28	.83	1.28	.83	81
2005	23.41	.32	2.13	2.45	(.28)	—	(.28)	25.58	10.51	416,407	1.31	1.31	1.31	1.31	1.31	1.31	81
2004	19.93	.12	3.44	3.56	(.08)	—	(.08)	23.41	17.90	434,121	1.36	.56	1.36	.56	1.36	.56	85
2003	21.35	.08	(1.43)	(1.35)	(.07)	—	(.07)	19.93	(6.28)	445,050	1.45	.45	1.45	.45	1.45	.45	90
Class B (8/96)
2007	26.64	.12	5.21	5.33	(.05)	(2.60)	(2.65)	29.32	20.77	18,491	2.00	.44	2.00	.44	2.00	.44	75
2006	25.06	.02	3.20	3.22	(.04)	(1.60)	(1.64)	26.64	13.13	26,995	2.03	.08	2.03	.08	2.03	.08	81
2005	22.95	.14	2.08	2.22	(.11)	—	(.11)	25.06	9.66	45,224	2.06	.57	2.06	.57	2.06	.57	81
2004	19.62	(.04)	3.37	3.33	—	—	—	22.95	16.97	56,486	2.11	(.18)	2.11	(.18)	2.11	(.18)	85
2003	21.08	(.06)	(1.40)	(1.46)	—	—	—	19.62	(6.93)	55,129	2.21	(.31)	2.21	(.31)	2.21	(.31)	90
Class C (8/96)
2007	26.60	.13	5.19	5.32	(.05)	(2.60)	(2.65)	29.27	20.80	31,219	2.00	.47	2.00	.47	2.00	.47	75
2006	25.02	.02	3.20	3.22	(.04)	(1.60)	(1.64)	26.60	13.15	28,692	2.03	.08	2.03	.08	2.03	.08	81
2005	22.92	.14	2.07	2.21	(.11)	—	(.11)	25.02	9.63	30,691	2.06	.57	2.06	.57	2.06	.57	81
2004	19.58	(.04)	3.38	3.34	—	—	—	22.92	17.06	43,607	2.11	(.18)	2.11	(.18)	2.11	(.18)	85
2003	21.04	(.06)	(1.40)	(1.46)	—	—	—	19.58	(6.94)	42,105	2.21	(.31)	2.21	(.31)	2.21	(.31)	90
Class R (8/96)
2007	27.33	.43	5.35	5.78	(.33)	(2.60)	(2.93)	30.18	22.03	31,878	1.00	1.48	1.00	1.48	1.00	1.48	75
2006	25.67	.29	3.27	3.56	(.30)	(1.60)	(1.90)	27.33	14.24	25,720	1.03	1.08	1.03	1.08	1.03	1.08	81
2005	23.49	.38	2.14	2.52	(.34)	—	(.34)	25.67	10.77	22,350	1.06	1.56	1.06	1.56	1.06	1.56	81
2004	19.99	.18	3.45	3.63	(.13)	—	(.13)	23.49	18.20	20,533	1.11	.83	1.11	.83	1.11	.83	85
2003	21.41	.13	(1.43)	(1.30)	(.12)	—	(.12)	19.99	(5.99)	16,828	1.20	.70	1.20	.70	1.20	.70	90

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may be different from the price used in the calculation. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.

See accompanying notes to financial statements.

39

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
MUNICIPAL and STOCK											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Portfolio Turnover Rate
Class A (8/96)
2007	$23.86	$.67	$1.91	$2.58	$(.68)	$—	$(.68)	$25.76	10.90%	$61,577	1.22%	2.64%	1.22%	2.64%	1.19%	2.67%	37%
2006	23.01	.60	.89	1.49	(.64)	—	(.64)	23.86	6.52	58,064	1.26	2.51	1.24	2.53	1.22	2.55	44
2005	21.96	.62	1.10	1.72	(.67)	—	(.67)	23.01	7.91	54,323	1.24	2.76	1.24	2.76	1.23	2.77	47
2004	20.79	.54	1.14	1.68	(.51)	—	(.51)	21.96	8.13	56,787	1.28	2.47	1.25	2.51	1.25	2.51	45
2003	21.45	.49	(.57)	(.08)	(.58)	—	(.58)	20.79	(.25)	59,780	1.35	2.34	1.25	2.44	1.24	2.45	38
Class B (8/96)
2007	25.32	.50	2.04	2.54	(.50)	—	(.50)	27.36	10.09	5,916	1.98	1.87	1.98	1.87	1.95	1.90	37
2006	24.26	.45	.94	1.39	(.33)	—	(.33)	25.32	5.73	10,700	2.00	1.75	1.99	1.76	1.97	1.79	44
2005	22.99	.47	1.15	1.62	(.35)	—	(.35)	24.26	7.08	18,671	2.00	2.01	2.00	2.01	1.99	2.02	47
2004	21.63	.40	1.19	1.59	(.23)	—	(.23)	22.99	7.36	23,110	2.03	1.72	2.00	1.76	2.00	1.76	45
2003	22.14	.36	(.60)	(.24)	(.27)	—	(.27)	21.63	(1.01)	26,534	2.10	1.60	2.00	1.71	1.99	1.71	38
Class C (8/96)
2007	25.29	.51	2.02	2.53	(.50)	—	(.50)	27.32	10.10	9,363	1.97	1.90	1.97	1.90	1.94	1.93	37
2006	24.24	.45	.93	1.38	(.33)	—	(.33)	25.29	5.70	7,992	2.01	1.76	1.99	1.77	1.97	1.80	44
2005	22.96	.48	1.15	1.63	(.35)	—	(.35)	24.24	7.13	7,979	1.99	2.01	1.99	2.01	1.98	2.02	47
2004	21.61	.40	1.18	1.58	(.23)	—	(.23)	22.96	7.32	8,229	2.03	1.72	2.00	1.75	2.00	1.76	45
2003	22.12	.35	(.59)	(.24)	(.27)	—	(.27)	21.61	(1.01)	9,083	2.10	1.59	2.00	1.69	1.99	1.70	38
Class R (8/96)
2007	23.34	.72	1.86	2.58	(.77)	—	(.77)	25.15	11.17	1,525.97		2.90	.97	2.90	.94	2.93	37
2006	22.56	.65	.87	1.52	(.74)	—	(.74)	23.34	6.79	1,171	1.01	2.77	.99	2.79	.96	2.81	44
2005	21.57	.68	1.07	1.75	(.76)	—	(.76)	22.56	8.17	761.99		3.06	.99	3.06	.98	3.07	47
2004	20.46	.59	1.12	1.71	(.60)	—	(.60)	21.57	8.48	716	1.03	2.72	1.00	2.75	1.00	2.76	45
2003	21.17	.53	(.57)	(.04)	(.67)	—	(.67)	20.46	(.02)	731	1.10	2.58	1.00	2.69	.99	2.69	38

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may be different from the price used in the calculation. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.

See accompanying notes to financial statements.

40

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
STOCK and BOND											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Portfolio Turnover Rate
Class A (8/96)
2007	$25.40	$.58	$2.97	$3.55	$(.61)	$(1.61)	$(2.22)	$26.73	14.40%	$33,519	1.26%	2.17%	1.24%	2.19%	1.24%	2.19%	61%
2006	25.95	.50	1.41	1.91	(.54)	(1.92)	(2.46)	25.40	7.60 *	30,644	1.31	1.84	1.24	1.91	1.24	1.91	56
2005	24.56	.56	1.47	2.03	(.64)	—	(.64)	25.95	8.33	31,248	1.30	2.16	1.25	2.21	1.25	2.21	62
2004	22.72	.41	1.92	2.33	(.49)	—	(.49)	24.56	10.29	33,312	1.36	1.61	1.25	1.72	1.25	1.72	61
2003	23.48	.38	(.65)	(.27)	(.43)	(.06)	(.49)	22.72	(.99)	36,751	1.38	1.64	1.25	1.77	1.25	1.77	68
Class B (8/96)
2007	25.40	.37	2.98	3.35	(.41)	(1.61)	(2.02)	26.73	13.55	6,376	2.02	1.40	1.99	1.42	1.99	1.42	61
2006	25.95	.30	1.41	1.71	(.34)	(1.92)	(2.26)	25.40	6.80 *	8,051	2.06	1.09	1.99	1.15	1.99	1.15	56
2005	24.56	.37	1.47	1.84	(.45)	—	(.45)	25.95	7.53	11,564	2.05	1.41	2.00	1.46	2.00	1.47	62
2004	22.72	.23	1.92	2.15	(.31)	—	(.31)	24.56	9.48	12,459	2.11	.86	2.00	.97	2.00	.97	61
2003	23.48	.22	(.65)	(.43)	(.27)	(.06)	(.33)	22.72	(1.73)	12,255	2.13	.89	2.00	1.02	2.00	1.02	68
Class C (8/96)
2007	25.42	.38	2.97	3.35	(.41)	(1.61)	(2.02)	26.75	13.54	7,694	2.01	1.42	1.99	1.44	1.99	1.44	61
2006	25.97	.30	1.41	1.71	(.34)	(1.92)	(2.26)	25.42	6.79 *	7,342	2.06	1.08	1.99	1.16	1.99	1.16	56
2005	24.58	.37	1.47	1.84	(.45)	—	(.45)	25.97	7.53	7,947	2.05	1.41	2.00	1.46	2.00	1.46	62
2004	22.73	.23	1.93	2.16	(.31)	—	(.31)	24.58	9.52	8,632	2.11	.87	2.00	.98	2.00	.98	61
2003	23.49	.22	(.65)	(.43)	(.27)	(.06)	(.33)	22.73	(1.73)	7,541	2.13	.90	2.00	1.03	2.00	1.03	68
Class R (8/96)
2007	25.40	.64	2.98	3.62	(.68)	(1.61)	(2.29)	26.73	14.68	10,690	1.01	2.42	.99	2.44	.99	2.44	61
2006	25.95	.56	1.41	1.97	(.60)	(1.92)	(2.52)	25.40	7.87 *	9,213	1.06	2.08	.99	2.15	.99	2.15	56
2005	24.56	.62	1.47	2.09	(.70)	—	(.70)	25.95	8.60	10,753	1.05	2.41	1.00	2.46	1.00	2.46	62
2004	22.72	.47	1.92	2.39	(.55)	—	(.55)	24.56	10.56	9,117	1.11	1.87	1.00	1.98	1.00	1.98	61
2003	23.47	.44	(.64)	(.20)	(.49)	(.06)	(.55)	22.72	(.70)	7,048	1.13	1.90	1.00	2.03	1.00	2.03	68

*	During the fiscal year ended June 30, 2006, the Fund received a payment from the Adviser of $55,844, for losses realized on the disposal of investments purchased in violation of investment restrictions, which otherwise would have reduced total returns by .08%, .13%, .12% and .08% for Class A, B, C and R, respectively.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may be different from the price used in the calculation. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.

See accompanying notes to financial statements.

41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Large-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund and Nuveen Balanced Stock and Bond Fund (each a series of the Nuveen Investment Trust, hereafter referred to as the “Funds”) at June 30, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

August 22, 2007

42

Annual Investment Management Agreement Approval Process

The Board Members are responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At the annual review meeting held on May 21, 2007 (the “May Meeting”), the Board Members of the Funds, including the Independent Board Members, unanimously approved the continuance of the Investment Management Agreement between each Fund and Nuveen Asset Management (“NAM” or “Adviser”) and the Sub-Advisory Agreement between NAM and Institutional Capital Corp. (“ICAP”) on behalf of each Fund. The foregoing Investment Management Agreements with NAM and Sub-Advisory Agreements with the Sub-Adviser are hereafter referred to as “Original Investment Management Agreements” and “Original Sub-Advisory Agreements,” respectively.

Subsequent to the May Meeting, Nuveen Investments, Inc. (“Nuveen”), the parent company of NAM, entered into a merger agreement providing for the acquisition of Nuveen by Windy City Investments, Inc., a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm (the “Transaction”). Each Original Investment Management Agreement and Original Sub-Advisory Agreement, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”) provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). Any change in control of the adviser is deemed to be an assignment. The consummation of the Transaction will result in a change of control of NAM as well as its affiliated sub-advisers and therefore cause the automatic termination of each Original Investment Management Agreement and Original Sub-Advisory Agreement, as required by the 1940 Act. Accordingly, in anticipation of the Transaction, at a meeting held on July 31, 2007 (the “July Meeting”), the Board Members, including the Independent Board Members, unanimously approved new Investment Management Agreements (the “New Investment Management Agreements”) with NAM on behalf of each Fund and new Sub-Advisory Agreements (the “New Sub-Advisory Agreements”) between NAM and ICAP on behalf of each Fund to take effect immediately after the Transaction or shareholder approval of the new advisory contracts, whichever is later. The 1940 Act also requires that each New Investment Management Agreement and New Sub-Advisory Agreement be approved by the respective Fund’s shareholders in order for it to become effective. Accordingly, to ensure continuity of advisory services, the Board Members, including the Independent Board Members, unanimously approved Interim Investment Management Agreements and Interim Sub-Advisory Agreements to take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements and New Sub-Advisory Agreements.

In addition to the foregoing, with respect to the Nuveen Large-Cap Value Fund (the “Large-Cap Value Fund”), the Board has authorized a series of changes to such Fund’s investment policies, including adopting a multi-manager model for the Fund. In light of these changes, the Board Members approved as additional sub-advisers HydePark Investment Strategies LLC (“HydePark”) and Symphony Asset Management, LLC (“Symphony”) for the Large-Cap Value Fund. ICAP, HydePark and Symphony are each a “Sub-Adviser.” Further, NAM and each Sub-Adviser (other than Hyde Park) are also a “Fund Adviser.” Accordingly, at the July Meeting, the Board Members, including Independent Board Members, unanimously approved a Sub-Advisory Agreement between NAM and HydePark (the “HydePark Sub-Advisory Agreement”) and a Sub-Advisory Agreement between NAM and Symphony (the “Symphony Sub-Advisory Agreement” and together with the HydePark Sub-Advisory Agreement, the “Additional Sub-Advisory Agreements”). The 1940 Act requires the Symphony Sub-Advisory Agreement and HydePark Sub-Advisory Agreement be approved by the Large-Cap Value Fund’s shareholders to be effective.

Because the information provided and considerations made at the annual review at the May Meeting continue to be relevant with respect to the evaluation of the New Investment Management Agreements and New Sub-Advisory Agreements, the Board considered the foregoing as part of its deliberations of the New Investment Management Agreements and New Sub-Advisory Agreements. Accordingly, as indicated, the discussions immediately below outline the materials and information presented to the Board in connection with the Board’s prior annual review and the analysis undertaken and the conclusions reached by the Board Members when determining to continue the Original Investment Management Agreements and Original Sub-Advisory Agreements. In addition, as Symphony currently advises other Nuveen funds, the Board Members already have a good understanding of the organization, operations and personnel of Symphony. The information provided and considerations made regarding Symphony at the annual review continue to be relevant with respect to the evaluation of Symphony as a new Sub-Adviser to the Large-Cap Value Fund. HydePark, however, is a new sub-adviser for a Fund in the complex. Accordingly, the discussion below for prior approvals does not include HydePark as a Sub-Adviser or a Fund Adviser. The Board’s considerations for the Additional Sub-Advisory Agreements for the Large-Cap Value Fund have been set forth below under “Approval of the New Sub-Advisory Agreements for the Large-Cap Value Fund.”

I. Approval of the Original Investment Management Agreements and Original Sub-Advisory Agreements

During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Advisers and the performance of the Funds (as applicable). At each of its quarterly meetings, the Board reviewed investment performance (as applicable) and various matters relating to the operations of the Funds and other Nuveen funds, including the compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by the Fund Adviser. Between the regularly scheduled quarterly meetings, the Board Members received information on particular matters as the need arose.

In preparation for their considerations of the Fund Adviser at the May Meeting, the Independent Board Members also received extensive materials, well in advance of the meeting, which outlined or are related to, among other things:

•	the nature, extent and quality of services provided by the Fund Adviser;

43

Annual Investment Management Agreement Approval Process (continued)

•	the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	each Fund’s past performance as well as the Fund’s performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to recognized and/or customized benchmarks (as appropriate);

•	the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

•	the expenses of the Fund Adviser in providing the various services;

•	the advisory fees and total expense ratios of each Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the “Peer Universe”) as well as compared to a subset of funds within the Peer Universe (the “Peer Group”) of the respective Fund (as applicable);

•	the advisory fees the Fund Adviser assesses to other types of investment products or clients;

•	the soft dollar practices of the Fund Adviser, if any; and

•	from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the May Meeting, NAM made a presentation to, and responded to questions from, the Board. At the May Meeting, the Independent Board Members met privately with their legal counsel to review the Board’s duties in reviewing advisory contracts and considering the renewal of the advisory contracts (which include the sub-advisory contracts). The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission (“SEC”) directives relating to the renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to each Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser (as applicable); (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of the Fund’s investors. In addition, as noted, the Board Members met regularly throughout the year to oversee the Funds. In evaluating the advisory contracts, the Board Members also relied upon their knowledge of the respective Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year. It is with this background that the Board Members considered each advisory contract.

A. Nature, Extent and Quality of Services

In considering the renewal of the Original Investment Management Agreements and Original Sub-Advisory Agreements, the Board Members considered the nature, extent and quality of the respective Fund Adviser’s services. The Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide or are expected to provide to the Funds; the performance record of the Fund (as described in further detail below); and at the annual review, any initiatives Nuveen had taken for the applicable fund product line. As noted, the Board Members were already familiar with the organization, operations and personnel of each respective Fund Adviser due to the Board Members’ experience in governing the respective Funds and working with such Fund Advisers on matters relating to the Funds.

At the May Meeting, the Board Members also recognized NAM’s investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. The Board Members also recognized NAM’s investment of resources and efforts to continue to enhance and refine its investment processes.

With respect to Sub-Advisers, the Board Members also received and reviewed an evaluation of ICAP (and Symphony on behalf of other Nuveen funds) from NAM at the annual review. Such evaluation outlined, among other things, the respective Sub-Adviser’s organizational history, client base, product mix, investment team and any changes thereto, investment process and any changes to its investment strategy, and the Funds’ investment objectives and performance (as applicable). At the May Meeting, the Board Members noted that NAM recommended the renewal of the applicable Original Sub-Advisory Agreements and considered the basis for such recommendations and any qualifications in connection therewith.

In its review of the Sub-Advisers, the Board Members also considered, among other things, the experience of the investment personnel, the quality of the Sub-Adviser’s investment processes in making portfolio management decisions and any additional refinements and improvements adopted to the portfolio management processes and Fund performance. As ICAP advises the Funds and Symphony advises other Nuveen funds, the Board Members are already familiar with the organization, operations, personnel and investment process of the respective Sub-Adviser. With respect to ICAP, the Board Members also noted the depth of experience of their respective personnel and disciplined investment process at the annual review.

In addition to advisory services, the Independent Board Members considered the quality of administrative and non-advisory services provided by NAM and noted that NAM and its affiliates provide the Funds with a wide variety of services and officers and other personnel as are necessary for the operations of the Funds, including:

•	product management;

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•	fund administration;

•	oversight by shareholder services and other fund service providers;

•	administration of Board relations;

•	regulatory and portfolio compliance; and

•	legal support.

As the Funds operate in a highly regulated industry and given the importance of compliance, the Board Members considered, in particular, NAM’s compliance activities for the Funds and enhancements thereto. In this regard, the Board Members recognized the quality of NAM’s compliance team. The Board Members also considered NAM’s ability and procedures to monitor the respective Sub-Adviser’s performance, business practices and compliance policies and procedures. The Board Members further noted NAM’s negotiations with other service providers and the corresponding reduction in certain service providers’ fees at the May Meeting.

With respect to Sub-Advisers, the Board Members noted that the sub-advisory agreements were essentially agreements for portfolio management services only and the respective Sub-Adviser was not expected to supply other significant administrative services to the Funds.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Original Investment Management Agreement or Original Sub-Advisory Agreement, as applicable, were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

At the May Meeting, the Board considered the investment performance for each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). In addition, the Board Members reviewed the respective Fund’s historic performance compared to recognized and/or customized benchmarks (as applicable).

In evaluating the performance information during the annual review at the May Meeting, in certain instances, the Board Members noted that the closest Performance Peer Group for a fund may not adequately reflect such fund’s investment objectives and strategies, thereby limiting the usefulness of the comparisons of such fund’s performance with that of the Performance Peer Group. These Performance Peer Groups include those for: the Nuveen Tradewinds Value Opportunities Fund, the Nuveen Santa Barbara Growth Fund, and the Nuveen Multi-Strategy Income Fund (although the Nuveen Multi-Strategy Income Fund has been reclassified in a more appropriate peer group for 2007).

The Board Members also reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2006. This information supplemented the performance information provided to the Board at each of its quarterly meetings. Based on their review at the May Meeting, the Board Members determined that the respective Fund’s investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

During the annual review, the Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for a Fund, the Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. The Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group had significant overlap or even consisted entirely of the same unaffiliated funds. In reviewing the comparisons of fee and expense information, the Board Members recognized that in certain cases, the size of the fund relative to peers, the small size and odd composition of the Peer Group (including differences in objectives and strategies), expense anomalies, timing of information used or other factors impacting the comparisons thereby limited some of the usefulness of the comparative data. Based on their review of the fee and expense information provided, the Board Members determined that each Fund’s net total expense ratio was within an acceptable range compared to peers.

2. Comparisons with the Fees of Other Clients

At the annual review, the Board Members further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. Such clients include NAM’s separately managed accounts and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Funds. The Board Members considered the differences in the product

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Annual Investment Management Agreement Approval Process (continued)

types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. The Board Members noted that the Funds operate in a highly regulated industry requiring extensive compliance functions compared to other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Board Members believe such facts justify the different levels of fees.

With respect to ICAP, in considering the fees of ICAP at the annual review, the Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients, as applicable. The Board Members also noted that, with respect to sub-advisers unaffiliated with Nuveen, such as ICAP, such fees were the result of arm’s-length negotiations.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers other than HydePark which had been acquired by Nuveen as of May 1, 2007) and its financial condition. At the annual review, the Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Board Members noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen’s corporate finance group. The Board Members considered Nuveen’s profitability compared with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Board Members reviewed Nuveen’s methodology at the annual review and assumptions for allocating expenses across product lines to determine profitability. Last year, the Board Members also designated an Independent Board Member as a point person for the Board to review the methodology determinations during the year and any refinements thereto, which relevant information produced from such process was reported to the full Board. In reviewing profitability, the Board Members recognized Nuveen’s increased investment in its fund business. Based on its review, the Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided. With respect to sub-advisers unaffiliated with Nuveen, such as ICAP, the Board Members also considered the Sub-Adviser’s revenues from serving as sub-adviser to the applicable Funds, expenses (including the basis for allocating expenses) and profitability margins (pre- and post-tax). Based on their review, the Board Members were satisfied that the respective Fund Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangement of each Fund, the Board Members determined that the advisory fees and expenses were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Board Members recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved a complex-wide fee arrangement in 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Board Members noted that the last complex-wide asset level breakpoint for the complex-wide fee schedule was at $91 billion and that the Board Members anticipated further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders, subject to further evaluation of the complex-wide fee schedule as assets in the complex increase. See Section II, Paragraph D – “Approval of the New Investment Management Agreements and New Sub-Advisory Agreements – Economies of Scale and Whether Fee Levels Reflect These Economies of Scale” for information regarding subsequent modifications to the complex-wide fee.

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E. Indirect Benefits

In evaluating fees, the Board Members also considered any indirect benefits or profits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, during the annual review, the Board Members considered, among other things, any sales charges and distribution fees received and retained by the Funds’ principal underwriter, Nuveen Investments, LLC, an affiliate of NAM. The Board Members also recognized that an affiliate of NAM provides distribution and shareholder services to the Funds and their shareholders for which it may be compensated pursuant to a 12b-1 plan. The Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. With respect to ICAP, the Board Members considered that such Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. The Board Members noted that such Sub-Adviser’s profitability may be lower if it were required to pay for this research with hard dollars.

Based on their review, the Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling in their considerations to continue an advisory contract. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Original Investment Management and Original Sub-Advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Investment Management Agreements and the Original Sub-Advisory Agreements be renewed.

II. Approval of the New Investment Management Agreements and New Sub-Advisory Agreements

Following the May Meeting, the Board Members were advised of the potential Transaction. As noted above, the completion of the Transaction would terminate each of the Original Investment Management Agreements and Original Sub-Advisory Agreements. Accordingly, at the July Meeting, the Board of each Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreements and New Sub-Advisory Agreements on behalf of the respective Funds. Leading up to the July Meeting, the Board Members had several meetings and deliberations with and without Nuveen management present, and with the advice of legal counsel, regarding the proposed Transaction as outlined below.

On June 8, 2007, the Board Members held a special telephonic meeting to discuss the proposed Transaction. At that meeting, the Board Members established a special ad hoc committee comprised solely of Independent Board Members to focus on the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On June 15, 2007, the ad hoc committee discussed with representatives of NAM the Transaction and modifications to the complex-wide fee schedule that would generate additional fee savings at specified levels of complex-wide asset growth. Following the foregoing meetings and several subsequent telephonic conferences among Independent Board Members and independent counsel, and between Independent Board Members and representatives of Nuveen, the Board met on June 18, 2007 to further discuss the proposed Transaction. Immediately prior to and then again during the June 18, 2007 meeting, the Independent Board Members met privately with their independent legal counsel. At that meeting, the Board met with representatives of MDP, of Goldman Sachs, Nuveen’s financial adviser in the Transaction, and of the Nuveen Board to discuss, among other things, the history and structure of MDP, the terms of the proposed Transaction (including the financing terms), and MDP’s general plans and intentions with respect to Nuveen (including with respect to management, employees, and future growth prospects). On July 9, 2007, the Board also met to be updated on the Transaction as part of a special telephonic Board meeting. The Board Members were further updated at a special in-person Board meeting held on July 19, 2007 (one Independent Board Member participated telephonically). Subsequently, on July 27, 2007, the ad hoc committee held a telephonic conference with representatives of Nuveen and MDP to further discuss, among other things, the Transaction, the financing of the Transaction, retention and incentive plans for key employees, the effect of regulatory restrictions on transactions with affiliates after the Transaction, and current volatile market conditions and their impact on the Transaction.

In connection with their review of the New Investment Management Agreements and New Sub-Advisory Agreements, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by NAM and its affiliates.

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Annual Investment Management Agreement Approval Process (continued)

The Independent Board Members received, well in advance of the July Meeting, materials which outlined, among other things:

•	the structure and terms of the Transaction, including MDP’s co-investor entities and their expected ownership interests, and the financing arrangements that will exist for Nuveen following the closing of the Transaction;

•	the strategic plan for Nuveen following the Transaction;

•	the governance structure for Nuveen following the Transaction;

•	any anticipated changes in the operations of the Nuveen funds following the Transaction, including changes to NAM’s and Nuveen’s day-to-day management, infrastructure and ability to provide advisory, distribution or other applicable services to the Funds;

•	any changes to senior management or key personnel who work on Fund related matters (including portfolio management, investment oversight, and legal/compliance) and any retention or incentive arrangements for such persons;

•	any anticipated effect on each Fund’s expense ratio (including advisory fees) following the Transaction;

•	any benefits or undue burdens imposed on the Funds as a result of the Transaction;

•	any legal issues for the Funds as a result of the Transaction;

•	the nature, quality and extent of services expected to be provided to the Funds following the Transaction, changes to any existing services and policies affecting the Funds, and cost-cutting efforts, if any, that may impact such services or policies;

•	any conflicts of interest that may arise for Nuveen or MDP with respect to the Funds;

•	the costs associated with obtaining necessary shareholder approvals and who would bear those costs; and

•	from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.

Immediately preceding the July Meeting, representatives of MDP met with the Board to further respond to questions regarding the Transaction. After the meeting with MDP, the Independent Board Members met with independent legal counsel in executive session. At the July Meeting, Nuveen also made a presentation and responded to questions. Following the presentations and discussions of the materials presented to the Board, the Independent Board Members met again in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to each Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Funds; (c) the costs of the services and profits to be realized by Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of investors. As noted above, during the past year, the Board Members had completed their annual review of the respective Original Investment Management Agreements and Original Sub-Advisory Agreements and many of the factors considered at such reviews were applicable to their evaluation of the New Investment Management Agreements and New Sub-Advisory Agreements. Accordingly, in evaluating such agreements, the Board Members relied upon their knowledge and experience with the Fund Advisers and considered the information received and their evaluations and conclusions drawn at the reviews. While the Board reviewed many Nuveen funds at the July Meeting, the Independent Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund.

A. Nature, Extent and Quality of Services

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Adviser under the applicable New Investment Management Agreement or New Sub-Advisory Agreement, the Independent Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM and the Sub-Adviser (if applicable); the potential implications of regulatory restrictions on the Funds following the Transaction; the ability of NAM and its affiliates to perform their duties after the Transaction; and any anticipated changes to the current investment and other practices of the Funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund (with both reflecting reductions to fee levels in the complex-wide fee schedule for complex-wide assets in excess of $80 billion that have an effective date of August 20, 2007), subject to the following. There is no change in the fee rate payable by each Fund to the Fund Adviser, except for the Large-Cap Value Fund, which may have a decrease in the fee rate payable by such Fund to NAM subject to shareholder approval. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Advisory Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction does not alter the allocation of responsibilities between the Adviser and Sub-Adviser. The Sub-Adviser for the Funds will continue to furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the

48

portion of the Fund’s investment portfolio allocated by the Adviser to the Sub-Adviser, all on behalf of the applicable Fund and subject to oversight of the Board and the Adviser. The Board Members further noted that key personnel of the Adviser or Sub-Adviser who have responsibility for the Funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board Members considered and are familiar with the qualifications, skills and experience of such personnel. The Board also considered certain information regarding any anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen’s infrastructure (including at the affiliated sub-adviser level) or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP’s representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the respective Fund Advisers is expected.

In addition to the above, the Board Members considered potential changes in the operations of each Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Funds’ transactions with future affiliated persons. During their deliberations, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members recognized that applicable law would generally prohibit the Funds from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They recognized that having MDP and Merrill Lynch as affiliates may restrict the Nuveen funds’ ability to invest in securities of issuers controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill Lynch as principal. They also recognized that various regulations may require the Nuveen funds to apply investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members considered information provided by NAM regarding the potential impact on the Nuveen funds’ operations as a result of these regulatory restrictions. The Board Members considered, in particular, the Nuveen funds that may be impacted most by the restricted access to Merrill Lynch, including: municipal funds (particularly certain state-specific funds), senior loan funds, taxable fixed income funds, preferred security funds and funds that heavily use derivatives. The Board Members considered such funds’ historic use of Merrill Lynch as principal in their transactions and information provided by NAM regarding the expected impact resulting from Merrill Lynch’s affiliation with Nuveen and available measures that could be taken to minimize such impact. NAM informed the Board Members that, although difficult to determine with certainty, its management did not believe that MDP’s or Merrill Lynch’s status as an affiliate of Nuveen would have a material adverse effect on any Nuveen fund’s ability to pursue its investment objectives and policies.

In addition to the regulatory restrictions considered by the Board, the Board Members also considered potential conflicts of interest that could arise between the Nuveen funds and various parties to the Transaction and discussed possible ways of addressing such conflicts.

Based on its review along with its considerations regarding services at the annual review, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by the respective Fund Adviser and that the expected nature, quality and extent of such services supported approval of the New Investment Management Agreements and New Sub-Advisory Agreements.

B. Performance of the Funds

With respect to the performance of the Funds, the Board considered that the portfolio management personnel responsible for the management of the Funds’ portfolios were expected to continue to manage the portfolios following the completion of the Transaction.

In addition, the Board Members recently reviewed Fund performance at the May Meeting as described above and determined such Funds’ performance was satisfactory or better. The Board Members further noted that the investment policies and strategies were not expected to change as a result of the Transaction.

In light of the foregoing factors, along with the prior findings regarding performance at the annual review, the Board concluded that its findings with respect to performance supported approval of the New Investment Management Agreements and New Sub-Advisory Agreements.

C. Fees, Expenses and Profitability

As described in more detail above, during the annual review, the Board Members considered, among other things, the management fees and expenses of the Funds, the breakpoint schedules, and comparisons of such fees and expenses with peers. At the annual review, the Board Members determined that the respective Fund’s advisory fees and expenses were reasonable. In evaluating the profitability of the Fund Adviser under the New Investment Management Agreements and New Sub-Advisory Agreements, the Board Members considered their conclusions at their prior reviews and whether the management fees or other expenses would change as a result of the Transaction. As described above, the investment management fee for NAM is composed of two components – a

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Annual Investment Management Agreement Approval Process (continued)

fund-level component and complex-wide level component. The fee schedule under the New Investment Management Agreements to be paid to NAM is identical to that under the Original Investment Management Agreements, including the modified complex-wide fee schedule except for a potential reduction in management fee paid by the Large-Cap Value Fund to NAM. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. The modifications have an effective date of August 20, 2007 and are part of the Original Investment Management Agreements. Accordingly, the terms of the complex-wide component under the New Investment Management Agreements are the same as under the Original Investment Management Agreements. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing of the Transaction that it will not increase gross management fees for any Nuveen fund and will not reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels (subject to certain potential adjustments noted below). Based on the information provided, the Board Members did not expect that overall Fund expenses would increase as a result of the Transaction.

In addition, the Board Members considered that additional fund launches were anticipated after the Transaction which would result in an increase in total assets under management in the complex and a corresponding decrease in overall management fees under the complex-wide fee schedule. Taking into consideration the Board’s prior evaluation of fees and expenses at the annual renewal, and the modification to the complex-wide fee schedule, the Board determined that the management fees and expenses were reasonable.

While it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability for its advisory activities (which includes its affiliated sub-advisers), at the recent annual review, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities was reasonable. During the year, the Board Members had noted the enhanced dialogue regarding profitability and the appointment of an Independent Board Member as a point person to review methodology determinations and refinements in calculating profitability. Given their considerations at the annual review and the modifications to the complex-wide fee schedule, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities continues to be reasonable.

With respect to the Sub-Adviser, the fees paid under the New Sub-Advisory Agreements are the same as the Original Sub-Advisory Agreements. With respect to sub-advisers unaffiliated with Nuveen, such as ICAP, the Board Members considered the Sub-Adviser’s revenues from serving as Sub-Adviser to the applicable Funds, expenses (including the basis for allocating expenses) and profitability margins (pre- and post-tax) at the annual review. The Transaction is not anticipated to affect the profitability of such Sub-Adviser. At the annual review, the Board Members were satisfied that the respective Fund Adviser’s level of profitability was reasonable in light of the services provided. Taking into account the Board’s prior evaluation and the fact that sub-advisory fees will not change, the Board Members were satisfied that the respective Fund Advisers’ levels of profitability were reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board Members have been cognizant of economies of scale and the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure that shareholders share in the benefits derived from economies of scale, the Board adopted the complex-wide fee arrangement in 2004. At the May Meeting, the Board Members reviewed the complex-wide fee arrangements and noted that additional negotiations may be necessary or appropriate as the assets in the complex approached the $91 billion threshold. In light of this assessment coupled with the upcoming Transaction, at the June 15, 2007 meeting, the ad hoc committee met with representatives of Nuveen to further discuss modifications to the complex-wide fee schedule that would generate additional savings for shareholders as the assets of the complex grow. The proposed terms for the complex-wide fee schedule are expressed in terms of targeted cumulative savings at specified levels of complex-wide assets, rather than in terms of targeted marginal complex-wide fee rates. Under the modified schedule, the schedule would generate additional fee savings beginning at complex-wide assets of $80 billion in order to achieve targeted cumulative annual savings at $91 billion of $28 million on a complex-wide level (approximately $0.6 million higher than those generated under the then current schedule) and generate additional fee savings for asset growth above complex-wide assets of $91 billion in order to achieve targeted annual savings at $125 billion of assets of approximately $50 million on a complex-wide level (approximately $2.2 million higher annually than that generated under the then current schedule). At the July Meeting, the Board approved the modified complex-wide fee schedule for the Original Investment Management Agreements and these same terms will apply to the New Investment Management Agreements. Accordingly, the Board Members believe that the breakpoint schedules and revised complex-wide fee schedule are appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale.

E. Indirect Benefits

During their recent annual review, the Board Members considered any indirect benefits that the Fund Adviser may receive as a result of its relationship with the Funds, as described above. As the policies and operations of the Fund Advisers are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by the Fund Adviser or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Funds under the management agreements and other Board-approved relationships, it was currently not expected that MDP or its affiliates would derive any benefit from the Funds as a result of the Transaction or transact any business with or on behalf of the

50

Funds (other than perhaps potential Fund acquisitions, in secondary market transactions, of securities issued by MDP portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Funds as a result of the Transaction (noting that, indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Nuveen funds and likely would experience a noticeable reduction in the volume of agency transactions with the Nuveen funds).

F. Other Considerations

In addition to the factors above, the Board Members also considered the following with respect to the Funds:

•	Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as (i) during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser and (ii) an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understanding applicable thereto. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Nuveen fund; (ii) not to reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels during that period (such commitment, however, may exclude or be adjusted for the impact or future class-specific expense allocation protocol changes for a particular mutual fund); (iii) that no Nuveen fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that each adviser/portfolio team affiliated with Nuveen shall not cause the Funds (or sleeves thereof) and other Nuveen funds that the team manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen, on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business, and what such team has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other “minority owners” to fill the void necessitated by not being able to use Merrill Lynch).

•	The Funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of Fund specific matters unrelated to the Transaction, such as approval of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable Funds).

•	The reputation, financial strength and resources of MDP.

•	The long-term investment philosophy of MDP and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•	The benefits to the Nuveen funds as a result of the Transaction including: (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen’s distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with such partners; and (iv) MDP’s experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.

G. Conclusion

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Investment Management Agreements and New Sub-Advisory Agreements are fair and reasonable, that the fees therein are reasonable in light of the services to be provided to each Fund and that the New Investment Management Agreements and New Sub-Advisory Agreements should be approved and recommended to shareholders.

III. Approval of Interim Contracts

As noted above, at the July Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreements and Interim Sub-Advisory Agreements. If necessary to assure continuity of advisory services, the Interim Investment Management Agreements and Interim Sub-Advisory Agreements will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements and New Sub-Advisory Agreements. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreement and

51

Annual Investment Management Agreement Approval Process (continued)

Interim Sub-Advisory Agreement are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreement and Original Sub-Advisory Agreement.

IV. Approval of the New Sub-Advisory Agreements for the Large-Cap Value Fund

In advance of a meeting held on August 1, 2007 (the “August Meeting”), the Board of the Large-Cap Value Fund received materials relating to the proposal to convert the Large-Cap Value Fund from a single-manager fund to a multi-manager fund, proposed changes to the investment objective and strategies of the Fund, the rationale for such changes and the proposed asset allocation among the managers. In this regard, NAM recommended that Symphony and HydePark be added as sub-advisers to the Large-Cap Value Fund. At the August Meeting, the Board Members, including the Independent Board Members of the Large-Cap Value Fund, unanimously approved the HydePark Sub-Advisory Agreement and Symphony Sub-Advisory Agreement. Symphony and HydePark are each a “New Large-Cap Value Sub-Adviser.”

The Approval Process

To assist the Board in its evaluation of the new sub-advisory contracts with the respective New Large-Cap Value Sub-Adviser, at the August Meeting and at prior meetings, the Independent Board Members received materials which outlined, among other things:

•	the nature, extent and quality of services to be provided by each New Large-Cap Value Sub-Adviser;

•	the organization and business operations of each New Large-Cap Value sub-adviser;

•	simulated performance information of Large-Cap Value Fund’s modified investment strategies;

•	the profitability of Nuveen (which included its wholly-owned affiliated sub-advisers other than HydePark, a newly acquired Sub-Adviser);

•	the proposed reduction in management fees, including comparisons of such reduced fees with the management fees of comparable, unaffiliated funds;

•	the soft dollar practices of each New Large-Cap Value Sub-Adviser, if any; and

•	the expected expenses of the Large-Cap Value Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable, unaffiliated funds.

At the August Meeting, NAM and HydePark made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the Independent Board Members met privately with their legal counsel to review the Board’s duties under the 1940 Act and the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the Board in voting on advisory contracts. It is with this background that the Board Members considered the new Sub-Advisory Agreements with HydePark and Symphony. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to the Large-Cap Value Fund, including the following: (a) the nature, extent and quality of the services to be provided by each New Large-Cap Value Sub-Adviser; (b) certain simulated performance information of the Large-Cap Value Fund (as described below); (c) the profitability of Nuveen and its affiliates; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect those economies of scale for the benefit of Large-Cap Value Fund investors.

A. Nature, Extent and Quality of Services

In reviewing the New Large-Cap Value Sub-Advisers, the Board Members considered the nature, extent and quality of the respective Sub-Adviser’s services. As Symphony already serves as a Sub-Adviser to various Nuveen funds, the Board has a good understanding of Symphony’s organization, operations and personnel. In this regard, the Board Members were familiar with and have evaluated the professional experience, qualifications and credentials of Symphony’s personnel. At the August Meeting (and/or at prior meetings with respect to Symphony), the Board Members reviewed materials outlining, among other things, each New Large-Cap Sub-Adviser’s organization and business; the types of services that the respective Sub-Adviser will provide to the Large-Cap Value Fund under the revised investment mandates; and the experience of each New Large-Cap Value Sub-Adviser with respect to the investment strategies. The Board Members noted that NAM recommended the New Large-Cap Value Sub-Advisers and considered the basis for such recommendation. At the May Meeting, the Board has also reviewed an evaluation from NAM of Symphony which outlined, among other things, such Sub-Adviser’s organizational history, client base, product mix, investment team and any changes thereto, investment process, and performance (as applicable). Given the Trustees’ experience with Symphony with respect to other Nuveen funds it sub-advises and the discussions and materials regarding HydePark presented at and prior to the August Meeting, the Board Members considered the investment processes of each in making portfolio management decisions.

In addition to advisory services, the Independent Board Members considered the quality of any administrative or non-advisory services provided. With respect to each New Large-Cap Value Sub-Adviser, the Independent Board Members noted that each respective new Sub-Advisory Agreement was essentially an agreement for portfolio management services only and such Sub-Advisers were not expected to supply other significant administrative services to the Large-Cap Value Fund.

52

Based on their review, the Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Large-Cap Value Fund under the Symphony Sub-Advisory Agreement and HydePark Sub-Advisory Agreement, as applicable, were satisfactory.

B. The Investment Performance of the Large-Cap Value Fund and New Large-Cap Value Sub-Advisers

The Board Members recognized that the changes to the investment mandates are seeking, in part, to provide greater diversification within the Large-Cap Value Fund coupled with the potential for improved risk adjusted returns. As ICAP currently serves as sub-adviser and under the new proposal, the Large-Cap Value Fund would have multi-managers, the Board Members recognized that the changes limit some of the usefulness of reviewing the Large-Cap Value Fund’s past performance record. Accordingly, the Board Members reviewed certain simulated performance information of the Fund’s investment strategies under the multi-manager approach, including simulated total return information under the revised approach compared to the actual past performance for the Fund for calendar years (from December 1998 to December 2006). The Board Members are also familiar with the performance records of Symphony with respect to other Nuveen funds it advises.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses under the multi-manager approach, the Board recognized that the overall advisory fee paid by the Large-Cap Value Fund to NAM is expected to be reduced, subject to shareholder approval of the New Large-Cap Value Fund Sub-Advisers. More specifically, the management fee is composed of the fund-level component and complex-wide level component. Subject to shareholder approval of the new Sub-Advisory Agreements with Symphony and HydePark, the fund-level component of the management fee will be reduced from 0.65% of average daily net assets to 0.55% of average daily net assets of the Large-Cap Value Fund with the complex-wide fee level component remaining at a maximum rate of 0.20% of the Fund’s net assets. In evaluating the overall management fees and expenses of the Fund under the proposed revised schedule, the Board Members considered the proposed management fee structure, its sub-advisory fee arrangements and the Fund’s expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable, unaffiliated funds. In addition, the Board Members considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below) and any fee waivers and expense reimbursements provided by Nuveen. In this regard, the Board Members noted that subject to shareholder approval of the Additional Sub-Advisory Agreements, Nuveen has agreed to waive fees and reimburse expenses in order to prevent total fund operating expenses of any class of the Large-Cap Value Fund’s shares from exceeding 0.95% of average daily net assets (excluding 12b-1 distribution and service fees, interest and extraordinary expenses) until October 31, 2010 and 1.20% of average daily net assets (excluding 12b-1 distribution and service fees, interest and extraordinary expenses) thereafter. With respect to the New Large-Cap Value Sub-Advisers, NAM will pay the sub-advisory fees out of the management fee it receives from the Large-Cap Value Fund. The Board Members considered the proposed sub-advisory fees for HydePark and Symphony and the pricing schedule the respective New Large-Cap Value Sub-Adviser charges for similar investment management services for other client accounts or fund sponsors.

Based on their review of the fee and service information provided, including the potential reduced management fee, the Board Members determined that the proposed management fees, including sub-advisory fees for each respective New Large-Cap Value Sub-Adviser, was acceptable.

2. Profitability

In conjunction with its review of fees at the May Meeting, the Board Members have considered the profitability of Nuveen for advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers other than HydePark, a newly acquired sub-adviser). As described above at the annual review, the Board Members have reviewed data comparing Nuveen’s profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profits margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen. In considering profitability, the Board Members have recognized the inherent limitations of determining profitability as well as the difficulties in comparing the profitability of other unaffiliated advisers. At the annual review at the May Meeting, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities was reasonable. In their review, the Board Members also noted that while the New Large-Cap Value Sub-Advisers are wholly-owned subsidiaries of Nuveen and therefore Nuveen may retain more of its management fees through such Sub-Advisers, the management fees paid to NAM are proposed to be reduced. Taking into account the foregoing along with their prior evaluation, the Board Members were satisfied that Nuveen’s level of profitability continues to be reasonable in light of the services provided. See also “Other Considerations” below.

In evaluating the reasonableness of the compensation, the Board Members also considered any other revenues paid to each New Large-Cap Value Sub-Adviser and its affiliates (including NAM) as well as any indirect benefits (such as soft dollar arrangements, if any) each expects to receive that are directly attributable to its management of the Large-Cap Value Fund, if any. See Section E below for additional information.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members have previously

53

Annual Investment Management Agreement Approval Process (continued)

reviewed and considered the breakpoints in the Large-Cap Value Fund’s advisory fee schedule that reduce advisory fees depending on such Fund’s size. The fund-level breakpoint schedule will remain the same but will reflect a corresponding reduction in the management fee discussed above, subject to shareholder approval of the New Large-Cap Value Sub-Advisers. In addition to advisory fee breakpoints, the Board considered the complex-wide fee arrangement pursuant to which the fees of the funds in the Nuveen complex, including the Large-Cap Value Fund, are reduced as the assets in the fund complex reach certain levels. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. See Section II, Paragraph D: “Approval of the New Investment Management Agreements and New Sub-Advisory Agreements – Economies of Scale and Whether Fee Levels Reflect These Economies of Scale” for additional information regarding the modified schedule. Based on the foregoing, the Board Members concluded that the breakpoint schedule and revised complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits

In evaluating fees, the Board Members also considered any indirect benefits or profits a New Large-Cap Value Sub-Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Board Members considered, among other things, that an affiliate of NAM provides distribution and shareholder services to the Large-Cap Value Fund and will therefore receive sales charges as well as distribution and shareholder servicing fees pursuant to a Rule 12b-1 plan.

In addition to the above, the Board Members considered whether each New Large-Cap Value Sub-Adviser would receive any benefits from soft dollar arrangements. With respect to Symphony, Symphony currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future. With respect to HydePark, HydePark may benefit from soft-dollar arrangements pursuant to which HydePark may receive research from brokers that execute the Large-Cap Value Fund’s portfolio transactions, but the Board Members concluded that HydePark’s expected level of soft dollar usage and any corresponding benefits were reasonable.

F. Other Considerations

In addition to the above, the Board Members recognized that the modifications in the Funds’ investment strategies would result in changes to the Large-Cap Value Fund’s portfolio management. As noted above, the Board Members considered the New Large-Cap Value Sub-Advisers’ experience in light of the Large-Cap Value Fund’s new investment mandates. The Board Members also recognized that Symphony and HydePark are affiliated with Nuveen and will be managing a portion of the assets that were formerly managed solely by a Sub-Adviser unaffiliated with Nuveen. As Nuveen pays the Sub-Advisers out of the management fee it receives from the Large-Cap Value Fund, the Board Members recognized that Nuveen may be retaining more of the management fees through its affiliated Sub-Advisers; however, as noted above, the management fee to NAM is expected to be reduced if shareholders approve the New Large-Cap Value Sub-Advisers.

G. Conclusion

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of the Symphony Sub-Advisory Agreement and HydePark Sub-Advisory Agreement were fair and reasonable, that the respective New Large-Cap Value Sub-Adviser’s fees are reasonable in light of the services provided to the Large-Cap Value Fund, and that the agreements be approved, and recommended that shareholders approve such Additional Sub-Advisory Agreements.

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Notes

55

Notes

56

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eight. None of the trustees who are not “interested” persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Trustee who is an interested person of the Funds:

Timothy R. Schwertfeger (1) 3/28/49 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1994	Director and Chairman (since 1996) and Non-Executive Chairman (since July 1, 2007) formerly, Chief Executive Officer (1996-June 30, 2007) of Nuveen Investments, Inc., and Nuveen Asset Management and certain other subsidiaries of Nuveen Investments, Inc.; formerly, Director (1992-2006) of Institutional Capital Corporation.	176

Trustees who are not interested persons of the Funds:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Lead Independent Trustee	1997	Private Investor and Management Consultant.	176

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	176

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation; Director, SS&C Technologies, Inc. (May 2005-October 2005).	176

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors, Milwaukee Repertory Theater.	174

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Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Vice President, Miller-Valentine Realty; Board Member, Chair of the Finance Committee and member of the Audit Committee of Premier Health Partners, the not-for-profit company of Miami Valley Hospital; Vice President, Dayton Philharmonic Orchestra Association; Board Member, Regional Leaders Forum, which promotes cooperation on economic development issues; Director, Dayton Development Coalition; formerly, Member, Community Advisory Board, National City Bank, Dayton, Ohio and Business Advisory Council, Cleveland Federal Reserve Bank.	176

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	176

Carole E. Stone 6/28/47 333 West Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Chair New York Racing Association Oversight Board (since 2005); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	176

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002) and Assistant Secretary and Associate General Counsel, formerly, Vice President (since 1997), of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc., Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006); formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary, formerly, Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Chartered Financial Analyst.	176

Julia L. Antonatos 9/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2004	Managing Director (since 2005), formerly, Vice President (since 2002) of Nuveen Investments, LLC; Chartered Financial Analyst.	176

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC.	176

58

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Alan A. Brown 8/1/62 333 West Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	57

Peter H. D’Arrigo 11/28/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	1999	Vice President and Treasurer of Nuveen Investments, LLC and of Nuveen Investments, Inc. (since 1999); Vice President and Treasurer of Nuveen Asset Management (since 2002) and of Nuveen Investments Advisers Inc. (since 2002); Assistant Treasurer of NWQ Investment Management Company, LLC. (since 2002); Vice President and Treasurer of Nuveen Rittenhouse Asset Management, Inc. (since 2003); Treasurer of Symphony Asset Management LLC (since 2003) and Santa Barbara Asset Management, LLC (since 2006); Assistant Treasurer, Tradewinds Global Investors, LLC (since 2006); formerly, Vice President and Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Chartered Financial Analyst.	176

Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2005) of Nuveen Asset Management.	176

William M. Fitzgerald 3/2/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	1995	Managing Director (since 2002), formerly, Vice President of Nuveen Investments, LLC; Managing Director (1997-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2001) of Nuveen Asset Management ; Vice President (since 2002) of Nuveen Investments Advisers Inc.; Chartered Financial Analyst.	176

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	176

Walter M. Kelly 2/24/70 333 West Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006); Assistant Vice President and Assistant General Counsel (since 2003) of Nuveen Investments, LLC; previously, Associate (2001-2003) at the law firm of Vedder, Price, Kaufman & Kammholz.	176

David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	176

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999).	176

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Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), and Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006).	176

Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2007); Vice President, Nuveen Investments, LLC (since 2007); Vice President and Assistant Secretary, Nuveen Asset Management and Rittenhouse Asset Management, Inc. (since 2007) prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	176

John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst.	176

John S. White 5/12/67 333 West Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	57

(1)	Mr. Schwertfeger is an “interested person” of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

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Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Institutional Capital LLC 225 West Wacker Drive Chicago, IL 60606	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock. The average market capitalization of a mutual fund’s portfolio gives a measure of the size of the companies in which the fund invests.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond (or bond fund’s) value to changes when interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

SEC 30-Day Yield: A standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio.

Net Asset Value (NAV): A fund’s NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Quarterly Portfolio of Investments and Proxy Voting Information: Each Fund’s (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

Distribution Information: Large-Cap Value, Municipal and Stock and Stock and Bond designate 58.18%, 100.00% and 31.56%, respectively, of dividends declared from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 69.70%, 100.00%, 37.79%, respectively, as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

61

Learn more

about Nuveen Funds at

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Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Managing approximately $172 billion in assets as of June 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on “blue-chip” growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

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MAN-GRINC-0607D

NUVEEN INVESTMENTS VALUE FUNDS

Annual Report dated June 30, 2007	For investors seeking long-term capital appreciation.

Nuveen Investments

Value Funds

Nuveen NWQ Multi-Cap Value Fund

Nuveen NWQ Large-Cap Value Fund

Nuveen NWQ Small/Mid-Cap Value Fund

Nuveen NWQ Small-Cap Value Fund

Nuveen NWQ Global Value Fund

Nuveen Tradewinds Value Opportunities Fund

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NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE

Dear Shareholder,

Detailed information on your Fund’s performance can be found in the Portfolio Managers’ Comments and Fund Spotlight sections of this report. The Value Funds feature portfolio management by NWQ Investment Management Company, LLC (NWQ) and Tradewinds Global Investors, LLC (Tradewinds). I urge you to take the time to read the Portfolio Managers’ Comments.

I also wanted to take this opportunity to report some important news about Nuveen Investments. The company has accepted a buyout offer from a private equity investment firm. While this may affect the corporate structure of Nuveen Investments, it will have no impact on the investment objectives of the Funds, their portfolio management strategies or their dividend policies. We will provide you with additional information about this transaction as more details become available.

With the recent volatility in the stock market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Timothy R. Schwertfeger

Chairman of the Board

August 15, 2007

“No one knows what the future will bring, which is why we think a well-balanced portfolio ... is an important component in achieving your long-term financial goals.”

Annual Report    Page 1

Portfolio Managers’ Comments

The Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund, Nuveen NWQ Small-Cap Value Fund and the domestic portion of the Nuveen NWQ Global Value Fund feature equity management by NWQ Investment Management Company, LLC (NWQ), while the Nuveen Tradewinds Value Opportunities Fund and the international portion of the Nuveen NWQ Global Value Fund feature portfolio management by Tradewinds Global Investors, LLC (Tradewinds); both of which Nuveen Investments, Inc. owns a controlling interest. In the following discussion, portfolio managers Jon Bosse, Phyllis Thomas, Gregg Tenser, Mark Morris, Paul Hechmer and Dave Iben discuss key investment strategies and the performance of the Funds. Jon Bosse is the Chief Investment Officer of NWQ and manages the Nuveen NWQ Multi-Cap Value and Nuveen NWQ Large-Cap Value Funds, Phyllis Thomas manages the Nuveen NWQ Small-Cap Value and Nuveen NWQ Small/Mid-Cap Value Funds and Gregg Tenser along with Mark Morris co-manage the domestic portion of the Nuveen NWQ Global Value Fund. Paul Hechmer manages the international portion of the Nuveen NWQ Global Value Fund, while Dave Iben, Chief Investment Officer of Tradewinds, is the portfolio manager for the Nuveen Tradewinds Value Opportunities Fund.

What were the general market conditions during this reporting period?

With the Federal Reserve (“Fed”) on hold since last August, the U.S. stock market marched steadily higher to a series of multi-year highs spurred by corporate earnings before rising bond yields and subprime mortgage worries erased part of those gains in June. Much of the fuel for recent stock market gains during the period was the tremendous amount of world liquidity as evidenced by the explosion of private equity takeovers, corporate share buybacks, and merger activity. Also supporting the stock market have been corporate earnings gains, which although below the pace of the last few years, are still above what most analysts had been predicting.

How did the Funds perform during the twelve months ended June 30, 2007?

The table on page three provides performance information for the six Funds (Class A shares at net asset value) for the one-year, five-year and for since inception periods ended June 30, 2007. The table also compares the Funds’ performance to appropriate benchmarks. A more detailed account of each Funds’ relative performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen NWQ Multi-Cap Value Fund

Although class A shares at net asset value for the Nuveen NWQ Multi-Cap Value Fund reported a double-digit gain, the Fund underperformed each of its comparative indexes for the twelve month period ended June 30, 2007. Weakness in our investments in stocks of mortgage-related companies was the main catalyst for our underperformance relative to our benchmarks. Conversely, our energy, metals, and technology stocks contributed gains.

Since its inception, the Fund has remained broadly diversified across many industries in companies that satisfy our investment criteria. In terms of trading activity, we increased our technology industry exposure with new stakes in Aeroflex, Inc., Motorola, Inc., and ECI Telecommunications. Aeroflex, Inc., ECI Telecommunications, as well as our investment in Freescale Semiconductor, which we sold during the twelve month period, all received takeout offers at attractive prices during the year. In the energy sector, our stake in Kerr McGee Corp. was bought out and we subsequently added exploration and production firms Apache Corp., Hess Corp., and Southwestern Energy. We believe these firms have attractive valuations given their strong growth profiles. We also added Amgen, Inc. after the shares had been under significant pressure due to safety and reimbursement issues related to its core anemia drugs.

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

Annual Report    Page 2

Class A Shares

Average Annual Total Returns as of 6/30/07

	1-Year	5-Year	Since inception[1]
Nuveen NWQ Multi-Cap Value Fund A Shares at NAV A Shares at Offer	15.51% 8.88%	17.41% 16.03%	13.49% 12.80%
Lipper Multi-Cap Value Funds Index[2]	20.17%	12.81%	8.29%
Russell 3000 Value Index[3]	21.33%	13.40%	9.19%
S&P 500 Index[3]	20.59%	10.71%	6.52%
Nuveen NWQ Large-Cap Value Fund A Shares at NAV A Shares at Offer	NA NA	NA NA	6.90% 0.75%
Lipper Multi-Cap Value Funds Index[2]	NA	NA	7.03%
Russell 1000 Value Index[3]	NA	NA	6.23%
Nuveen NWQ Small/Mid-Cap Value Fund A Shares at NAV A Shares at Offer	NA NA	NA NA	6.85% 0.71%
Lipper Small-Cap Value Funds Index[2]	NA	NA	7.68%
Russell 2500 Value Index[3]	NA	NA	6.09%

	1-Year	5-Year	Since inception[1]
Nuveen NWQ Small-Cap Value Fund A Shares at NAV A Shares at Offer	16.09% 9.42%	NA NA	18.28% 15.57%
Lipper Small-Cap Value Funds Index[2]	18.04%	NA	13.32%
Russell 2000 Value Index[3]	16.05%	NA	12.49%
S&P SmallCap 600 Index[3]	16.04%	NA	15.39%
Nuveen NWQ Global Value Fund A Shares at NAV A Shares at Offer	19.67% 12.79%	NA NA	15.53% 12.89%
Lipper Global Multi-Cap Core Funds Index[2]	21.17%	NA	15.39%
MSCI World Value Index[3]	26.96%	NA	18.21%
Nuveen Tradewinds Value Opportunities Fund A Shares at NAV A Shares at Offer	22.98% 15.91%	NA NA	22.36% 19.57%
Lipper Mid-Cap Core Funds Index[2]	20.82%	NA	13.73%
Russell Midcap Value Index[3]	22.09%	NA	16.72%
Russell 2500 Value Index[3]	18.41%	NA	13.54%

Effective December 6, 2002, based on shareholder approval, the Nuveen NWQ Multi-Cap Value Fund acquired the assets and performance history of the PBHG Special Equity Fund. The Fund had no assets prior to the acquisition. In addition, on December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The information presented for the Nuveen NWQ Multi-Cap Value Fund prior to the acquisition date represents the expense adjusted performance of the predecessor funds.

On March 1, 2006, Tradewinds Global Investors, LLC assumed all of the sub-advisory responsibilities for the Nuveen NWQ Value Opportunities Fund and the international portion of the Nuveen NWQ Global Value Fund. Effective June 30, 2006, the name of the Nuveen NWQ Value Opportunities Fund changed to Nuveen Tradewinds Value Opportunities Fund. There have been no changes in the Funds’ portfolio management personnel, investment objectives, policies, or day-to-day portfolio management practices.

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

1	The since-inception return for the Nuveen NWQ Multi-Cap Value Fund is calculated from 11/4/97, the Nuveen NWQ Large-Cap Value Fund and the Nuveen NWQ Small/Mid-Cap Value Fund are from 12/15/06 and the since-inception returns for all the remaining Funds are from 12/9/04. Since-inception returns for less than one year are cumulative.

2	The Lipper Funds Indexes are managed indexes that represent the average annualized returns of the 30 largest funds in each respective Lipper Funds category. The since inception data for the Lipper Multi-Cap Value Funds Index represents returns for the periods 11/30/97 - 6/30/07 for the Nuveen NWQ Multi-Cap Value Fund and 12/31/06 - 6/30/07 for the Nuveen NWQ Large-Cap Value Fund; for the Lipper Small-Cap Value Funds Index represents returns for the periods 12/31/06 - 6/30/07 for the Nuveen NWQ Small/Mid-Cap Value Fund and 12/31/04 - 6/30/07 for the Nuveen NWQ Small-Cap Value Fund; for the Lipper Global Multi-Cap Core Funds Index and Lipper Mid-Cap Core Funds Index represents returns for the period 12/31/04 - 6/30/07 as returns for the indexes are calculated on a calendar month basis. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Russell 3000 Value Index is a market-capitalization weighted index of those firms in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index represents the 3000 largest U.S. companies. The since inception data for the index represents returns for the period 11/30/97 - 6/30/07, as returns for the index are calculated on a calendar month basis. The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The since inception data for the index represents returns for the period 11/30/97 - 6/30/07, as returns for the index are calculated on a calendar month basis. The Russell 1000 Value Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The since inception data for the index represents returns for the period 12/31/04 - 6/30/07, as returns for the index are calculated on a calendar month basis. The S&P SmallCap 600 Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization. The since inception data for the index represents returns for the period 12/31/04 - 6/30/07, as returns for the index are calculated on a calendar month basis. The Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The since inception data for the index represents returns for the periods 12/31/06 - 6/30/07 for the Nuveen Small/Mid-Cap Value Fund and 12/31/04 - 6/30/07 for the Nuveen Tradewinds Value Opportunities Fund, as returns for the index are calculated on a calendar month basis. The MSCI World Value Index covers the full range of developed, emerging and All Country MSCI Equity Indices. The index uses a two dimensional framework for style segmentation in which value securities are categorized using three different attributes including forward looking variables. The objective of the index design is to divide constituents of an underlying MSCI Standard Country Index into a value index, targeting 50% of the free float adjusted market capitalization of the underlying country index. Country Value indices are then aggregated into regional Value indices. The since inception data for the index represents returns for the period 12/31/04 - 6/30/07, as returns for the index are calculated on a calendar month basis. The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index. The since inception data for the index represents returns for the period 12/31/04 - 6/30/07, as returns for the index are calculated on a calendar month basis. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Annual Report    Page 3

In the energy sector, our exploration and production investments Apache Corp., Noble Energy, Inc., and Southwestern Energy Co. posted gains during the reporting period as healthy industry fundamentals continue to drive earnings and cash flows. Also helping the stocks was the return of more normal winter weather back in February, which helped reduce excess natural gas inventories and improving the outlook for gas prices for the summer and fall. Apache Corp. trades at a material discount to its peers despite generating greater free cash flow and return on capital employed, and has a strong growth profile that includes a number of large development projects in Egypt and Australia. Noble Energy, Inc. also trades at a discount to its peers based on several valuation metrics, and we believe their international assets are underappreciated by the market. Southwestern Energy Co. has a strong management, and a cost structure that is among the lowest in the sector.

Ongoing consolidation, as well as persistent takeover speculation, contributed to the upward momentum (and volatility) of our steel investments POSCO and U.S. Steel Corp. Beyond these rumors, the fundamental trends in the steel industry remain very positive as industry consolidation and strong economic activity are driving growth in earnings and cash flows.

Another holding worth highlighting is our investment in electric utility, NRG Energy, Inc. The shares performed very well as the company is positioned to benefit from a fundamental shift in the Texas power market. Power supplies in Texas are expected to tighten due to increasing demand and a commitment from their regional competitor, TXU Corp., to scale back plans for several new coal plants as part of a leveraged buyout.

Beginning in February, financial stocks began to retreat on concerns about slower economic growth and lending troubles in the subprime mortgage industry (i.e. lenders that cater to borrowers with tarnished credit histories). Specifically, lax underwriting standards during 2006 created a sizable increase in the number of delinquencies and credit losses in many subprime portfolios.

At the end of the reporting period, the Fund’s largest industry holding was 12.5% in Thrifts and Mortgage Finance. Our mortgage origination stocks Countrywide Financial Corp. and IndyMac Bancorp, Inc. did decline as subprime concerns cast a dark cloud over the entire industry. While we acknowledge that 2007 will be challenging and potentially a trough year for the mortgage industry, and indeed these companies’ stock prices have extended their recent declines into the Fund’s new fiscal year, we continue to believe these companies will ultimately benefit from the ongoing shake-out in the market.

Expectations of lower mortgage origination volumes as well as strained gain-on-sale margins (i.e. profits from selling mortgages into the secondary market) also contributed to large declines in the share prices of our hybrid mortgage REIT investments American Home Mortgage Investment Corp. and Friedman, Billings, Ramsey Group, Inc. Friedman, Billings does have some subprime exposure, but we expect these losses to be controlled. Our investment in HomeBanc Corp., a mortgage REIT, suffered a significant decline as the company indicated that it will have to lower its dividend payout due to ongoing market pressures, including a challenging loan environment in Florida.

Nuveen NWQ Large-Cap Value Fund

The Nuveen NWQ Large-Cap Value Fund began operations during the reporting period on December 15, 2006. Class A shares at net asset value underperformed the Lipper Multi-Cap Value Funds Index but outperformed versus the Russell 1000 Value Index over the period since inception through June 30, 2007.

An overweight in oil and natural gas exploration and production companies positively contributed to performance during the period. Our holdings in this area were top contributors to performance based on the sustained pace of exploration spending, specifically Nobel Energy, Inc. and Apache Corp. During the period we also accumulated a stake in Hess Corp. Hess is an integrated oil company that has a solid list of

Annual Report    Page 4

development and exploration projects. We believe Hess has significant undeveloped resources that are not fully recognized in the stock’s price, and that the company possesses an exploration portfolio that provides significant upside potential. Hess trades in-line with its peers on several valuation metrics despite having what we believe are better growth prospects and potentially more exploration opportunities.

Our investments in Fannie Mae, Ingersoll-Rand Co., and Tyson Foods, Inc. also generated strong gains. For Fannie Mae, a friendlier political environment and a strong possibility the company will be current with its financial accounting restatements in early 2008 contributed to the gain in its share price, while Ingersoll-Rand Co. rose as the company announced that it will sell or spin-off its Bobcat light construction equipment, as well as its utility and attachment businesses. Shares of Tyson Foods, Inc. climbed as last year’s production cuts drove strong appreciation in chicken prices, bolstering Tyson’s earnings outlook. In addition, the company announced a new product initiative to offer 100% all natural chicken raised without antibiotics. While we do not necessarily believe that this initiative will result in higher chicken market share, we do expect that it will help improve product mix and profit margins. This move also bolsters the company’s case to be valued more like a packaged food company and less as a commodity operator.

Beginning in February, financial stocks began to retreat on concerns about slower economic growth and lending troubles in the subprime mortgage industry (i.e. lenders that cater to borrowers with tarnished credit histories). Subsequently, many private and publicly-traded subprime originators have either gone out of business, or have been sold to larger financial firms at very depressed prices. While we had no investments in companies whose sole business is involved in subprime mortgages, our mortgage-related stocks declined as subprime concerns cast a dark cloud over the entire industry, particularly our investments in mortgage originator Countrywide Financial Corp., and mortgage insurers MGIC Investment Corp. and Radian Group, Inc. During the period MGIC and Radian announced plans to merge, however, after the close of the reporting period it was announced that the merger may not go through.

Nuveen NWQ Small-Cap Value Fund

In the twelve month period ending June 30, 2007, the total return of the Nuveen NWQ Small-Cap Value Fund (Class A shares at net asset value) performed quite well on an absolute basis and also in-line with the Russell 2000 Value Index. The Fund trailed the returns of the Lipper Small-Cap Value Funds Index. The markets have been quite strong through the second quarter of 2007, reflecting lessening concern about the economy and a flurry of mergers by strategic and private equity buyers. Corporate borrowing rates remain quite low relative to those of the U.S. Treasury, which has contributed to the positive bias for the stock market.

During the twelve month period, the portfolio benefited primarily from economic selection versus stock selection. The producer durables, materials and processing and consumer discretionary sectors provided the strongest returns over the one year period. The overweight producer durables sector, including top performer General Cable Corp., significantly contributed to the portfolio’s total return. The portfolio was underweight in the underperforming consumer discretionary sector, but stock selection in this sector, including Fossil, Inc., outperformed the benchmark. Although underweight in the underperforming finance sector, weakness among our mortgage-related securities negatively impacted performance. The Fund’s finance sector provided the only negative returns to the portfolio during the reporting period. The overweight consumer staples sector contributed to performance on an absolute basis, but stock selection resulted in the sector underperforming the benchmark.

Three of the top positive contributors to performance were General Cable Corp., CommScope, Inc., and Fossil, Inc. While we have

Annual Report    Page 5

trimmed all of these positions, the stocks continue to offer appreciation potential. The management of General Cable Corp. continues to see strong demand in infrastructure projects which should remain stable for the next several years. Industry-wide capacity constraints among cable manufacturers are helping the company to realize improving margins. The company’s largest portion of operating profit continues to come from cables sold to the utility end market for the transmission and distribution of electric power. Electric utilities have made meaningful increases to investments in transmission infrastructure and the demand from this customer segment is forecasted to remain healthy over the next four years. CommScope, Inc. is a world leader in the design and manufacture of “last mile” cable and connectivity solutions for communications networks (data and wireless). CommScope, Inc. continued to increase its top-line sales growth and widen its margins on raw material price stability, greater plant efficiencies, and lower operating expenses. As a leading provider of coaxial and fiber cables, the company has been the beneficiary of the increased competition between cable operators and fiber cables. Fossil, Inc. designs, develops and distributes fashion watches and accessories. Strength in sales of accessories (specifically jewelry and women’s hand bags) and continued success from the company’s European business have been positive drivers of the stock performance. Management remains focused on launching new products and brands, as well as continuing to grow its retail store base, both domestically and abroad, with 30 new stores opened in 2006.

The three largest negative contributors to portfolio performance were IndyMac Bancorp, Inc., Gibraltar Industries, Inc., and Franklin Bank Corp. Mortgage originator, IndyMac Bancorp, Inc. has faced selling pressures as subprime problems have impacted the entire industry. With management focused on lowering expenses, the company should be positioned to gain market share as weaker participants leave the industry. Gibraltar Industries, Inc. is a manufacturer, processor and distributor of residential and commercial building products, and processed metal products for industrial application. Impacted by the slow down in the auto and residential construction markets, the company’s unique business model generates a majority of its revenue from value added manufactured products, enabling it to achieve fairly stable margins regardless of steel prices. Shares of Texas-based community bank operator, Franklin Bank Corp., declined during the reporting period. The stock continued to weaken as investors sold-off financials stocks with exposure to the residential mortgage market. Franklin Bank Corp. does underwrite residential mortgage loans, but has strong underwriting discipline. The company continued to experience strong commercial loan and core community deposit growth and modest margin expansion.

Nuveen NWQ Small/Mid-Cap Value Fund

The Nuveen NWQ Small/Mid-Cap Value Fund began operations during the reporting period on December 15, 2006. The total return of Class A Shares at net asset value underperformed the Lipper Small-Cap Value Funds Index but outperformed versus the Russell 2500 Value Index over the period since inception through June 30, 2007.

The portfolio benefited primarily from sector selection during the quarter. However, the combination of sector selection and strong stock selection within the producer durables sector contributed the largest performance gains for the portfolio. Overweight positions in the material and processing, energy and producer durables sectors outperformed the benchmark. Stock selection within the technology sector provided strong returns as well. While underweight, stock selection in the financial services sector and weakness among our mortgage-related securities impacted the portfolio posting negative absolute returns.

Three of the top contributors to performance were General Cable Corp., Kennametal, Inc. and Reliance Steel & Aluminum Co. The management of General Cable Corp. continued to see strong demand in infrastructure projects which should

Annual Report    Page 6

remain stable for the next several years. Industry-wide capacity constraints among cable manufacturers are helping General Cable Corp. to realize improving margins. The company’s largest portion of operating profit continues to come from cables sold to the utility end market for the transmission and distribution of electric power. Electric utilities have made meaningful increases to investments in transmission infrastructure and the demand from this customer segment is forecasted to remain healthy over the next four years. Kennametal, Inc. is a leading global supplier of tooling, engineered components and advanced materials consumed in production processes. Kennametal, Inc. has shown its ability to expand and improve its portfolio of businesses through both acquisitions and organic growth, while also improving cost controls. The company has been successfully focusing on improving its capital returns through decreasing its tax rate and operating expenses. Also, through new product introductions and increased product penetration of its existing customer base, Kennametal, Inc. is expanding its top-line market growth potential. Reliance Steel & Aluminum Co. is one of the largest metals service centers companies in the United States. The company processes and distributes metal products through its network of more than 100 locations both domestically and internationally. Ongoing regional and global consolidation has resulted in much greater supply discipline and improved pricing power within the steel industry, which should lead to increased earnings power. Reliance Steel & Aluminum Co. also completed three earnings accretive acquisitions in 2006 which are expected to add about $450 million of annualized revenue. With a diversified product mix, wide geographic footprint, and strong demand from three key end markets (non-residential construction, aerospace, and energy), the company is well positioned to grow earnings and participate in future consolidation in a relatively fragmented steel services industry.

The three largest negative contributors were American Home Mortgage Investment Corp., IndyMac Bancorp, Inc. and Rait Financial Trust. Shares of American Home Mortgage Investment Corp., a hybrid mortgage real estate investment trust (REIT), declined during the reporting period as a result of lower origination volumes expectations and increased pressures on profits from selling mortgages in the secondary market. Mortgage originator, IndyMac Bancorp, Inc. has faced selling pressures as subprime problems have impacted the entire industry. With management focused on lowering expenses, the company should be positioned to gain market share as weaker participants leave the industry. Though focused primarily on commercial real estate, Rait Financial Trust underperformed during the period on investors’ concerns that a weakening residential mortgage market could spill over into the commercial space, specifically for collateralized debt obligation (CDO). While Rait Financial Trust does have some residential supbrime exposure through its recent acquisition of competitor Taberna, it remains limited with less than 1% of the company’s residential mortgage portfolio with a FICO score (a Fair Isaac Credit Organization score is a measure of credit risk calculated from a credit report using a standardized formula) under 640.

The portfolio also benefited from an acquisition announcement during the quarter. Avaya Communications, a telecommunication systems, applications and service provider, rose significantly in the second quarter on the announcement that the company accepted an offer to be acquired by Silver Lake Partners and TPG Capital for $8.2 billion, or $17.50 a share. The deal is scheduled to be completed this fall.

Nuveen NWQ Global Value Fund

The Nuveen NWQ Global Value Fund (Class A shares at net asset value) performed quite well in absolute terms, gaining nearly 20 percent overall for the twelve month reporting period. In relative terms, however, the Fund lagged the MSCI World Value Index as well as its peer group, the Lipper Global Multi-Cap Core Funds Index.

Although we benefited from being underweighted in the relatively weak-performing financial sector,

Annual Report    Page 7

disappointing stock selection in this group had a negative impact on results. On the U.S. side of the portfolio, our exposure to mortgage-related companies hurt performance, especially Radian Group, Inc. and MGIC Investment Corp. Both companies were hurt by troubles in the subprime segment of the mortgage market, referring to loans made to home buyers with weak credit. As defaults increased, these two mortgage insurance companies both lagged significantly. Two Japanese consumer finance stocks, ACOM, which we sold during the twelve month period, and Takefuji Corp., saw their shares decline in response to the effects of new consumer lending regulations in Japan. Outside the financial sector, two additional Japanese stocks, gaming companies Sega Sammy Holdings, Inc. and Sankyo Co., fell on weaker-than-anticipated sales.

A handful of our investments in the technology sector also detracted. One notable laggard was U.S. communications technology manufacturer Motorola, which lost ground as the company looked for ways to turn around its struggling mobile telephone business. Also disappointing was South Korea’s Samsung SDI Co., which we sold during the twelve month period, one of the world’s largest makers of flat-screen displays. Samsung suffered from a weak pricing environment and fell on worse-than-expected sales. In Japan, semiconductor maker NEC Electronics Corp. saw its profits continue to lag analysts’ expectations during the year.

Despite our overall underperformance in the technology sector, we did benefit from positions in two U.S.-based software companies: CA (formerly Computer Associates) and Microsoft. CA has successfully turned around its business following earlier management troubles, while Microsoft, the world’s largest software maker, benefited from an improved revenue and earnings outlook stemming from several widely anticipated new products, including Vista, the long-awaited update to the Windows operating system.

Overall, our strongest contributor to returns during the past year was Premiere, the German pay-television company and a longtime portfolio holding. In past reports, we discussed how Premiere was hurt after it lost the rights to broadcast the Bundesliga, Germany’s soccer league. However, we continued to like the company for its market-leading position, an important factor in the company’s subsequent rebound. Premiere’s shares rose further when it agreed in February to reacquire the rights to broadcast the Bundesliga.

Another notable positive in the portfolio was mortgage-financing company Fannie Mae, whose shares rose off of a relatively low valuation coming into the reporting period. This government-sponsored corporation was helped by a more favorable political backdrop and a relative lack of exposure to the subprime mortgage market. The Fund further benefited from good stock picking in the energy sector. Energy stocks continued to turn in strong performance, as oil prices rose for much of the period and remained near historic highs. Our position in U.S. oil and natural gas drilling company Noble Energy, Inc. provided an especially positive performance impact.

During the past year, we continued to follow the Fund’s basic management approach, relying on our “bottom-up” security selection approach, meaning we choose stocks for the portfolio one-by-one, based on our assessment of their individual appreciation potential, as opposed to selecting investments based on a “top-down” evaluation of macroeconomic conditions. We continued to invest in a combination of U.S. and international stocks that we believed offered much better upside potential compared to their downside risk, an approach we consistently follow regardless of the overall economic and market backdrop.

Nuveen Tradewinds Value Opportunities Fund

The Nuveen Tradewinds Value Opportunities Fund (Class A shares at net asset value) outperformed versus the Lipper Mid-Cap Core Funds Index and the Russell Midcap Value Index over the twelve month period ending June 30, 2007.

The materials sector was the largest contributor to performance during the period. Base metal mining

Annual Report    Page 8

holding Apex Silver Mines Ltd. had been plagued for most of the past twelve months by political concerns that Bolivia’s plan to nationalize its oil and gas industry would extend to the mining industry. However, in May, the Bolivian government stated that the country would honor previously issued mining licenses and favorably changed its tax stance. The company’s share price rose sharply after these announcements. Mosaic Co., which produces and markets crop nutrient and animal feed products, also performed well, due to rising demand for phosphate-based fertilizers and a successful operational and financial restructuring program. Gold and copper producer Ivanhoe Mines Limited rose sharply in late-October after Rio Tinto announced a strategic partnership with the company to jointly develop and operate a large Mongolian gold and copper complex, and continued to rise throughout the rest of the period as a result of higher metal prices, especially copper. While the portfolio’s materials sector generated solid performance overall, several gold industry holdings within the sector detracted from performance. Shares of gold producers generally dropped as gold prices declined over the past six months. We continue to believe in a long-term demand/supply imbalance for gold, and if this premise is incorrect, still believe the shares to be undervalued on a current asset valuation basis. The portfolio maintains a significant position in gold mining and processing companies.

Two other significant positive contributors to performance were Consumer Staples holdings Tyson Foods, Inc., the world’s largest diversified protein provider and supplier of beef, chicken, and pork to the global marketplace, and U.S. grocery retailer SUPERVALU, Inc. Tyson Foods, Inc. was the portfolio’s best individual contributor to performance, a result of a variety of favorable news over the period: increased poultry prices that more than offset higher feed prices, reports that South Korea may ease its restrictions on U.S. beef, and in late June, rumors that the company could be a takeover target. SUPERVALU, Inc. shares gained significantly in mid-April after the grocer posted a higher-than-expected fourth-quarter profit, partially attributed to the company’s purchase of Albertson’s in 2006, and raised its forecast for the current year.

In the producer durables sector, AGCO Corp. continued to reach new multi-year highs and was one of the top contributors to portfolio performance for the period. AGCO Corp. is a manufacturer and distributor of agricultural equipment throughout the world. The agricultural industry, which lagged the market for most of last year, started to work its way out of a cyclical bottom in early 2006 and continued its recovery throughout 2007 so far. In contrast, the stock price of Levitt Corp., a homebuilding and real estate development company in the Southeastern United States, declined considerably over the twelve month period, as concerns mounted over the company’s high inventory impairment charges due to the U.S. housing slowdown. Tecumseh Products Company, a global manufacturer of compressors, electric motors and components, experienced dramatic swings in its share price. The stock fell substantially in mid-March after a Brazilian court allowed debt collection proceedings to resume against the company’s Brazilian engine manufacturing subsidiary TMT Motoco. In mid-May, the company’s share price sharply reversed upward after reporting its first quarter results and forecasting second quarter operating improvements, but still ended the period as another poor performer.

Performance in the consumer discretionary sector was paced by CDW Corp., a provider of technology products and services for business, government and education. The company announced in late May that it will be acquired for $7.3 billion by private-equity firm Madison Dearborn Partners (the same firm that is leading the investment group that has agreed to aquire Nuveen Investments). The deal, which is expected to close in the fourth quarter of this year, values CDW at a sizeable premium. Sega Sammy Holdings, a Japanese developer of video game machines, video game software and pachinko pinball machines, was added to the Fund in late

Annual Report    Page 9

April. Subsequently, the stock price fell after the company reported sluggish sales and negative profit, and forecast profit to fall in the coming year. Although the holding was still one of the larger individual laggards to performance, we added to the position on this weakness.

The portfolio was significantly underexposed versus the benchmark’s heavily weighted financial sector. Despite our underweight exposure, the portfolio’s financial sector was the largest detractor from performance. ACOM Co. Ltd. and Promise Co. Ltd. are among the top consumer finance companies in Japan but have experienced significant stock price declines due to investor concerns over regulatory changes and legal challenges. We continue to carefully monitor the potential risk/reward profile of these two companies.

Annual Report    Page 10

Nuveen NWQ Multi-Cap Value Fund

Growth of an Assumed $10,000 Investment

Nuveen NWQ Large-Cap Value Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Value Funds category. The Russell 3000 Value Index is a market-capitalization weighted index of those firms in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index represents the 3000 largest U.S. companies. The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The Lipper Large-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Value Funds category. The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth value. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 11

Nuveen NWQ Small/Mid-Cap Value Fund

Growth of an Assumed $10,000 Investment

Nuveen NWQ Small-Cap Value Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Small-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Small-Cap Value Funds category. The Russell 2500 Value Index is a market-capitalization weighted index of those firms in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is a market capitalization-weighted index of those firms in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth value. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 12

Nuveen NWQ Global Value Fund

Growth of an Assumed $10,000 Investment

Nuveen Tradewinds Value Opportunities Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Global Multi-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Global Multi-Cap Core Funds category. The MSCI World Value Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The Lipper Mid-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Core Funds category. The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 13

Fund Spotlight as of 6/30/07Nuveen NWQ Multi-Cap Value Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$26.15	$25.64	$25.64	$26.09
Latest Capital Gain Distribution[1]	$0.6352	$0.6352	$0.6352	$0.6352
Latest Ordinary Income Distribution[2]	$0.6314	$0.5017	$0.5017	$0.6908
Inception Date	12/09/02	12/09/02	12/09/02	11/04/97

Effective December 6, 2002, based on shareholder approval, the Nuveen NWQ Multi-Cap Value Fund acquired the assets and performance history of the PBHG Special Equity Fund. The Fund had no assets prior to the acquisition. In addition, on December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The information presented for the Nuveen NWQ Multi-Cap Value Fund prior to the acquisition date represents the expense adjusted performance of the predecessor funds.

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class R total returns are actual and reflect the performance of the predecessor funds. The returns for Class A, B and C shares are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 6/30/07

A Shares	NAV	Offer
1-Year	15.51%	8.88%
5-Year	17.41%	16.03%
Since Inception	13.49%	12.80%

B Shares	w/o CDSC	w/CDSC
1-Year	14.65%	10.65%
5-Year	16.53%	16.42%
Since Inception	12.78%	12.78%

C Shares	NAV
1-Year	14.64%
5-Year	16.53%
Since Inception	12.64%

R Shares	NAV
1-Year	15.77%
5-Year	17.71%
Since Inception	13.78%

Top Five Common Stock Holdings[3]
CA Inc.	6.8%
Noble Energy, Inc.	4.6%
Viacom Inc., Class B	4.2%
Fannie Mae	4.1%
Hartford Financial Services Group, Inc.	3.6%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$1,500,608
Average Market Capitalization (Common Stocks)	$30 billion
Number of Common Stocks	51

Expense Ratios

Share Class	Gross Expense Ratio	Net Expense Ratio	As of Date
Class A	1.33%	1.33%	6/30/06
Class B	2.08%	2.08%	6/30/06
Class C	2.08%	2.08%	6/30/06
Class R	1.09%	1.09%	6/30/06

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses.

1	Paid December 18, 2006.

2	Ordinary income distribution consists of short-term capital gains paid on December 18, 2006, and ordinary income paid on December 29, 2006, if any.

3	As a percentage of total investments as of June 30, 2007. Holdings are subject to change.

Annual Report    Page 14

Fund Spotlight as of 6/30/07 Nuveen NWQ Multi-Cap Value Fund

Industries1

Thrifts & Mortgage Finance	12.5%
Insurance	11.4%
Oil, Gas & Consumable Fuels	10.9%
Media	10.5%
Software	6.8%
Communications Equipment	4.6%
Aerospace & Defense	4.3%
Metals & Mining	4.2%
Consumer Finance	3.4%
Paper & Forest Products	2.5%
Tobacco	2.4%
Real Estate	2.4%
Capital Markets	1.9%
Independent Power Producers & Energy Traders	1.8%
Short-Term Investments	6.9%
Other	13.5%
1	As a percentage of total investments as of June 30, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance				Hypothetical Performance (5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (1/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,063.00	$1,059.10	$1,059.10	$1,064.50	$1,018.60	$1,014.83	$1,014.83	$1,019.84
Expenses Incurred During Period	$6.39	$10.26	$10.26	$5.12	$6.26	$10.04	$10.04	$5.01

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.25%, 2.01%, 2.01% and 1.00% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report    Page 15

Fund Spotlight as of 6/30/07 Nuveen NWQ Large-Cap Value Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$21.38	$21.30	$21.30	$21.41
Inception Date	12/15/06	12/15/06	12/15/06	12/15/06

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Cumulative Total Returns as of 6/30/07

A Shares	NAV	Offer
Since Inception	6.90%	0.75%

B Shares	w/o CDSC	w/CDSC
Since Inception	6.50%	1.50%

C Shares	NAV	w/CDSC
Since Inception	6.50%	5.50%

R Shares	NAV
Since Inception	7.05%

Top Five Common Stock Holdings[1]

CA Inc.	5.3%
Viacom Inc., Class B	4.2%
Citigroup Inc.	4.1%
Hartford Financial Services Group Inc.	3.8%
Apache Corporation	3.7%

Portfolio Allocation1

Portfolio Statistics
Net Assets ($000)	$12,269
Average Market Capitalization (Common Stocks)	$63 billion
Number of Common Stocks	41

Expense Ratios

Share Class	Gross Expense Ratio	Net Expense Ratio	As of Date
Class A	1.44%	1.35%	12/31/06
Class B	2.19%	2.10%	12/31/06
Class C	2.19%	2.10%	12/31/06
Class R	1.19%	1.10%	12/31/06

The net expense ratios are estimated for the first full fiscal year and reflect a contractual commitment by the fund’s investment adviser to waive fees and reimburse expenses through October 31, 2010. Absent the waiver and reimbursement, expenses would be higher and total returns would be less.

1	As a percentage of total investments as of June 30, 2007. Holdings are subject to change.

Annual Report    Page 16

Fund Spotlight as of 6/30/07 Nuveen NWQ Large-Cap Value Fund

Industries[1]
Insurance	12.5%
Oil, Gas & Consumable Fuels	10.1%
Media	9.7%
Thrifts & Mortgage Finance	8.4%
Software	7.5%
Commercial Banks	4.6%
Diversified Financial Services	4.1%
Metals & Mining	3.4%
Commercial Services & Supplies	3.2%
Diversified Telecommunication Services	3.0%
Aerospace & Defense	2.9%
Communications Equipment	2.9%
Short-Term Investments	13.9%
Other	13.8%

1	As a percentage of total investments as of June 30, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance				Hypothetical Performance (5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (1/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,066.90	$1,063.40	$1,063.40	$1,068.40	$1,018.60	$1,014.73	$1,014.88	$1,019.84
Expenses Incurred During Period	$6.41	$10.39	$10.23	$5.13	$6.26	$10.14	$9.99	$5.01

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.25%, 2.03%, 2.00% and 1.00% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report    Page 17

Fund Spotlight as of 6/30/07 Nuveen NWQ Small/Mid-Cap Value Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$21.37	$21.29	$21.28	$21.41
Inception Date	12/15/06	12/15/06	12/15/06	12/15/06

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Cumulative Total Returns as of 6/30/07

A Shares	NAV	Offer
Since Inception	6.85%	0.71%

B Shares	w/o CDSC	w/CDSC
Since Inception	6.45%	1.45%

C Shares	NAV	w/CDSC
Since Inception	6.40%	5.40%

R Shares	NAV
Since Inception	7.05%

Top Five Common Stock Holdings[1]
Griffon Corporation	4.0%
Kennametal Inc.	3.7%
Del Monte Foods Company	3.1%
Hanover Insurance Group Inc.	3.1%
Newell Rubbermaid Inc.	3.1%

Portfolio Allocation1

Portfolio Statistics
Net Assets ($000)	$219,223
Average Market Capitalization (Common Stocks)	$3 billion
Number of Common Stocks	46

Expense Ratios

Share Class	Gross Expense Ratio	Net Expense Ratio	As of Date
Class A	1.59%	1.45%	12/31/06
Class B	2.34%	2.20%	12/31/06
Class C	2.34%	2.20%	12/31/06
Class R	1.34%	1.20%	12/31/06

The net expense ratios are estimated for the first full fiscal year and reflect a contractual commitment by the fund’s investment adviser to waive fees and reimburse expenses through October 31, 2010. Absent the waiver and reimbursement, expenses would be higher and total returns would be less.

1	As a percentage of total investments as of June 30, 2007. Holdings are subject to change.

Annual Report    Page 18

Fund Spotlight as of 6/30/07 Nuveen NWQ Small/Mid-Cap Value Fund

Industries[1]
Oil, Gas & Consumable Fuels	11.7%
Machinery	9.6%
Electronic Equipment & Instruments	9.0%
Real Estate	8.5%
Paper & Forest Products	7.6%
Metals & Mining	6.8%
Chemicals	5.5%
Insurance	5.4%
Building Products	3.9%
Containers & Packaging	3.7%
Food Products	3.6%
Household Durables	3.1%
Short-Term Investments	7.3%
Other	14.3%

1	As a percentage of total investments as of June 30, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance				Hypothetical Performance (5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (1/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,076.00	$1,072.50	$1,072.00	$1,078.00	$1,017.80	$1,013.88	$1,014.03	$1,019.09
Expenses Incurred During Period	$7.26	$11.31	$11.15	$5.93	$7.05	$10.99	$10.84	$5.76

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.41%, 2.20%, 2.17% and 1.15% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report    Page 19

Fund Spotlight as of 6/30/07 Nuveen NWQ Small-Cap Value Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$30.12	$29.69	$29.73	$30.18
Latest Capital Gain Distribution[1]	$0.0161	$0.0161	$0.0161	$0.0161
Latest Ordinary Income Distribution[2]	$0.1448	$0.1027	$0.1027	$0.2091
Inception Date	12/09/04	12/09/04	12/09/04	12/09/04

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains, if any. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 6/30/07

A Shares	NAV	Offer
1-Year	16.09%	9.42%
Since Inception	18.28%	15.57%

B Shares	w/o CDSC	w/CDSC
1-Year	15.15%	11.15%
Since Inception	17.39%	16.17%

C Shares	NAV
1-Year	15.26%
Since Inception	17.45%

R Shares	NAV
1-Year	16.41%
Since Inception	18.59%
Top Five Common Stock Holdings[3]
Kennametal Inc.	4.3%
Griffon Corporation	3.8%
Lincoln Electric Holdings Inc.	3.7%
CommScope Inc.	3.6%
Del Monte Foods Company	3.1%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$228,589
Average Market Capitalization (Common Stocks)	$2 billion
Number of Common Stocks	45

Expense Ratios

Share Class	Gross Expense Ratio	Net Expense Ratio	As of Date
Class A	1.95%	1.40%	6/30/06
Class B	2.75%	2.14%	6/30/06
Class C	2.73%	2.15%	6/30/06
Class R	1.73%	1.15%	6/30/06

The net expense ratio reflects a contractual commitment by the fund’s investment adviser to waive fees and reimburse expenses through July 31, 2009. The net ratio also reflects a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the fund’s cash on deposit with the bank. There is no guarantee that the fund will earn such credits in the future. Absent the waiver, reimbursement and credit, expenses would be higher and total returns would be less.

1	Paid December 18, 2006.

2	Ordinary income distribution consists of short-term capital gains paid on December 18, 2006, and ordinary income paid on December 29, 2006, if any.

3	As a percentage of total investments as of June 30, 2007. Holdings are subject to change.

Annual Report    Page 20

Fund Spotlight as of 6/30/07 Nuveen NWQ Small-Cap Value Fund

Industries1

Paper & Forest Products	13.0%
Machinery	12.5%
Oil, Gas & Consumable Fuels	11.6%
Real Estate	7.2%
Food Products	4.7%
Electronic Equipment & Instruments	3.9%
Building Products	3.8%
Thrifts & Mortgage Finance	3.7%
Electrical Equipment	3.7%
Metals & Mining	3.6%
Communications Equipment	3.6%
Road & Rail	3.0%
Multiline Retail	2.8%
Household Products	2.5%
Short-Term Investments	5.8%
Other	14.6%
1	As a percentage of total investments as of June 30, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (1/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,102.90	$1,098.40	$1,098.70	$1,104.70	$1,017.21	$1,013.49	$1,013.44	$1,018.70
Expenses Incurred During Period	$7.98	$11.86	$11.92	$6.42	$7.65	$11.38	$11.43	$6.16

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.53%, 2.28%, 2.29% and 1.23% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report    Page 21

Fund Spotlight as of 6/30/07 Nuveen NWQ Global Value Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$27.79	$27.51	$27.53	$27.85
Latest Capital Gain Distribution[1]	$0.2927	$0.2927	$0.2927	$0.2927
Latest Ordinary Income Distribution[2]	$0.5151	$0.3363	$0.3363	$0.5765
Inception Date	12/09/04	12/09/04	12/09/04	12/09/04

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains, if any. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 6/30/07

A Shares	NAV	Offer
1-Year	19.67%	12.79%
Since Inception	15.53%	12.89%

B Shares	w/o CDSC	w/CDSC
1-Year	18.73%	14.73%
Since Inception	14.67%	13.40%

C Shares	NAV
1-Year	18.76%
Since Inception	14.70%

R Shares	NAV
1-Year	19.95%
Since Inception	15.83%
Top Five Common Stock Holdings[3]
Fannie Mae		2.6%
CA Inc.		2.4%
Noble Energy, Inc.		2.1%
Chunghwa Telecom Co. Ltd., Sponsored ADR		2.0%
Telecom Italia S.p.A.		2.0%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$21,279
Average Market Capitalization (Common Stocks)	$42 billion
Number of Common Stocks	84

Expense Ratios

Share Class	Gross Expense Ratio	Net Expense Ratio	As of Date
Class A	2.32%	1.61%	6/30/06
Class B	3.12%	2.36%	6/30/06
Class C	3.06%	2.36%	6/30/06
Class R	2.09%	1.36%	6/30/06

The net expense ratio reflects a contractual commitment by the fund’s investment adviser to waive fees and reimburse expenses through October 31, 2009. The net ratio also reflects a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the fund’s cash on deposit with the bank. There is no guarantee that the fund will earn such credits in the future. Absent the waiver, reimbursement and credit, expenses would be higher and total returns would be less.

1	Paid December 18, 2006.

2	Ordinary income distribution consists of short-term capital gains paid on December 18, 2006, and ordinary income paid on December 29, 2006, if any.

3	As a percentage of total investments as of June 30, 2007. Holdings are subject to change.

Annual Report    Page 22

Fund Spotlight as of 6/30/07 Nuveen NWQ Global Value Fund

Country Allocation[1]
United States	48.4%
Japan	12.8%
Canada	5.5%
United Kingdom	5.2%
France	3.6%
Australia	3.3%
South Korea	3.0%
South Africa	2.7%
Taiwan	2.0%
Italy	2.0%
Netherlands	1.7%
Germany	1.5%
Brazil	1.2%
Belgium	0.9%
Short-Term Investments	6.2%

Industries[1]
Metals & Mining	13.8%
Oil, Gas & Consumable Fuels	10.1%
Diversified Telecommunication Services	9.9%
Media	7.4%
Thrifts & Mortgage Finance	4.9%
Insurance	4.8%
Software	4.1%
Commercial Services & Supplies	3.1%
Leisure Equipment & Products	2.4%
Wireless Telecommunication Services	2.3%
Electric Utilities	2.1%
Communications Equipment	2.0%
Machinery	1.8%
Beverages	1.8%
Aerospace & Defense	1.7%
Energy Equipment & Services	1.6%
Diversified Financial Services	1.6%
Capital Markets	1.6%
Commercial Banks	1.6%
Computers & Peripherals	1.4%
Short-Term Investments	6.2%
Other	13.8%
1	As a percentage of total investments as of June 30, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (1/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,075.90	$1,071.70	$1,071.60	$1,077.00	$1,016.27	$1,012.60	$1,012.60	$1,017.55
Expenses Incurred During Period	$8.85	$12.64	$12.64	$7.52	$8.60	$12.28	$12.28	$7.30

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.72%, 2.46%, 2.46% and 1.46% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report    Page 23

Fund Spotlight as of 6/30/07 Nuveen Tradewinds Value Opportunities Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$32.48	$32.15	$32.16	$32.54
Latest Capital Gain Distribution[1]	$0.0201	$0.0201	$0.0201	$0.0201
Latest Ordinary Income Distribution[2]	$0.5274	$0.3227	$0.3227	$0.5959
Inception Date	12/09/04	12/09/04	12/09/04	12/09/04

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains, if any. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 6/30/07

A Shares	NAV	Offer
1-Year	22.98%	15.91%
Since Inception	22.36%	19.57%

B Shares	w/o CDSC	w/CDSC
1-Year	22.04%	18.04%
Since Inception	21.44%	20.28%

C Shares	NAV
1-Year	22.04%
Since Inception	21.44%

R Shares	NAV
1-Year	23.30%
Since Inception	22.66%
Top Five Common Stock Holdings[3]
Newmont Mining Corporation		4.4%
Apex Silver Mines Limited		3.6%
Smithfield Foods, Inc.		3.4%
Tyson Foods, Inc., Class A		2.9%
AngloGold Ashanti Limited, Sponsored ADR		2.4%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$515,927
Average Market Capitalization (Common Stocks)	$7 billion
Number of Common Stocks	67

Expense Ratios

Share Class	Gross Expense Ratio	Net Expense Ratio	As of Date
Class A	1.63%	1.48%	6/30/06
Class B	2.40%	2.23%	6/30/06
Class C	2.40%	2.23%	6/30/06
Class R	1.48%	1.23%	6/30/06

The net expense ratio reflects a contractual commitment by the fund’s investment adviser to waive fees and reimburse expenses through July 31, 2009. The net ratio also reflects a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the fund’s cash on deposit with the bank. There is no guarantee that the fund will earn such credits in the future. Absent the waiver, reimbursement and credit, expenses would be higher and total returns would be less.

1	Paid December 18, 2006.

2	Ordinary income distribution consists of short-term capital gains paid on December 18, 2006, and ordinary income paid on December 29, 2006, if any.

3	As a percentage of total investments as of June 30, 2007. Holdings are subject to change.

Annual Report    Page 24

Fund Spotlight as of 6/30/07 Nuveen Tradewinds Value Opportunities Fund

Country Allocation[1]
United States	54.7%
Canada	7.1%
Japan	5.9%
South Africa	4.0%
Australia	3.7%
South Korea	2.2%
Taiwan	1.8%
Brazil	1.5%
United Kingdom	1.2%
France	0.9%
Short-Term Investments	17.0%

Industries[1]
Metals & Mining	24.8%
Electric Utilities	7.2%
Food Products	6.5%
Machinery	4.6%
Commercial Services & Supplies	4.1%
Oil, Gas & Consumable Fuels	4.0%
Energy Equipment & Services	3.3%
Paper & Forest Products	3.2%
Electronic Equipment & Instruments	2.9%
Diversified Telecommunication Services	2.4%
Consumer Finance	2.0%
Household Products	1.6%
Food & Staples Retailing	1.4%
Multi-Utilities	1.4%
Short-Term Investments	17.0%
Other	13.6%

1	As a percentage of total investments as of June 30, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (1/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,094.70	$1,090.50	$1,090.50	$1,096.00	$1,017.75	$1,014.08	$1,014.08	$1,019.04
Expenses Incurred During Period	$7.38	$11.20	$11.20	$6.03	$7.10	$10.79	$10.79	$5.81

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.42%, 2.16%, 2.16% and 1.16% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report    Page 25

Portfolio of Investments

Nuveen NWQ Multi-Cap Value Fund

June 30, 2007

Shares	Description	Value

	COMMON STOCKS – 93.1%

	Aerospace & Defense – 4.3%

1,123,600	Aeroflex Incorporated, (1)	$15,921,412

253,200	Lockheed Martin Corporation	23,833,716

450,000	Raytheon Company	24,250,500
	Total Aerospace & Defense	64,005,628

	Biotechnology – 1.6%

421,600	Amgen Inc., (1)	23,310,264
	Capital Markets – 1.9%

600,000	JPMorgan Chase & Co.	29,070,000
	Commercial Banks – 0.7%

200,000	Wachovia Corporation	10,250,000
	Commercial Services & Supplies – 1.7%

550,000	Pitney Bowes Inc.	25,751,000
	Communications Equipment – 4.6%

2,692,700	ECI Telecommunications Limited, (1)	24,638,205

2,513,900	Motorola, Inc.	44,496,030
	Total Communications Equipment	69,134,235

	Computers & Peripherals – 0.6%

2,200,000	Quantum Corporation, (1)	6,974,000
	Consumer Finance – 3.4%

1,900,000	Americredit Corp., (1)	50,445,000
	Containers & Packaging – 1.1%

631,100	Packaging Corp. of America	15,973,141
	Diversified Financial Services – 1.4%

400,000	Citigroup Inc.	20,516,000
	Diversified Telecommunication Services – 1.5%

1,100,000	Sprint Nextel Corporation	22,781,000
	Electronic Equipment & Instruments – 1.5%

599,152	Agilent Technologies, Inc., (1)	23,031,403
	Food Products – 1.0%

675,400	Tyson Foods, Inc., Class A	15,561,216
	Health Care Providers & Services – 1.0%

308,500	Aetna Inc.	15,239,900
	Independent Power Producers & Energy Traders – 1.8%

648,200	NRG Energy Inc., (1)	26,945,674
	Insurance – 11.3%

889,800	Aon Corporation	37,914,378

600,000	Genworth Financial Inc., Class A	20,640,000

545,000	Hartford Financial Services Group, Inc.	53,687,950

637,200	Loews Corporation	32,484,456

450,000	MGIC Investment Corporation	25,587,000
	Total Insurance	170,313,784

Shares	Description	Value

	Machinery – 1.0%

6,000	Illinois Tool Works Inc.	$325,140

275,000	Ingersoll Rand Company Limited, Class A	15,075,500
	Total Machinery	15,400,640

	Media – 10.5%

675,000	CBS Corporation, Class B	22,491,000

755,700	Clear Channel Communications, Inc.	28,580,574

977,100	Comcast Corporation, Special Class A, (1)	27,319,716

73,751	Liberty Media Holding Corporation Capital, Class A, (1)	8,679,018

368,758	Liberty Media Holding Corporation Interactive, Class A, (1)	8,234,366

1,500,000	Viacom Inc., Class B, (1)	62,445,000
	Total Media	157,749,674

	Metals & Mining – 4.1%

1,100,000	Barrick Gold Corporation	31,977,000

128,900	POSCO, ADR	15,468,000

136,200	United States Steel Corporation	14,811,750
	Total Metals & Mining	62,256,750

	Oil, Gas & Consumable Fuels – 10.9%

586,800	Apache Corporation	47,877,012

254,300	Hess Corporation	14,993,528

1,094,800	Noble Energy, Inc.	68,304,572

469,000	Southwestern Energy Company, (1)	20,870,500

988,800	Warren Resources Inc., (1)	11,549,184
	Total Oil, Gas & Consumable Fuels	163,594,796

	Paper & Forest Products – 2.5%

628,500	Bowater Incorporated	15,681,075

1,200,000	Sappi Limited, Sponsored ADR	22,020,000
	Total Paper & Forest Products	37,701,075

	Real Estate/Mortgage – 2.4%

1,000,000	American Home Mortgage Investment Corp. (2)	18,380,000

3,037,070	Friedman, Billings, Ramsey Group, Inc., Class A	16,582,402

800,000	HomeBanc Corp.	1,016,000
	Total Real Estate	35,978,402

	Semiconductors & Equipment – 0.6%

907,783	Mattson Technology, Inc., (1)	8,805,495
	Software – 6.8%

3,950,677	CA Inc.	102,045,987
	Thrifts & Mortgage Finance – 12.5%

1,350,000	Countrywide Financial Corporation	49,072,500

950,000	Fannie Mae	62,063,500

1,695,000	IndyMac Bancorp, Inc.	49,443,150

500,000	Radian Group Inc.	27,000,000
	Total Thrifts & Mortgage Finance	187,579,150

Portfolio of Investments

Nuveen NWQ Multi-Cap Value Fund (continued)

June 30, 2007

Shares	Description	Value

	Tobacco – 2.4%

515,400	Altria Group, Inc.	$36,150,156
	Total Common Stocks (cost $1,193,655,379)	1,396,564,370

Principal Amount (000)	Description	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 6.8%
$102,731	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/29/07, repurchase price $102,765,155, collateralized by $85,365,000 U.S. Treasury Bonds, 7.250%, due 8/15/22, value $104,785,538	4.000%	7/02/07	$102,730,911

	Total Short-Term Investments (cost $102,730,911)			102,730,911

	Total Investments (cost $1,296,386,290) – 99.9%			1,499,295,281

	Other Assets Less Liabilities – 0.1%			1,312,927

	Net Assets – 100%			$1,500,608,208

(1)	Non-income producing.

(2)	At or subsequent to June 30, 2007, this issue was under the protection of the Federal Bankruptcy Court.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen NWQ Large-Cap Value Fund

June 30, 2007

Shares	Description	Value

	COMMON STOCKS – 86.3%

	Aerospace & Defense – 2.9%

2,400	Lockheed Martin Corporation	$225,912

2,500	Raytheon Company	134,725
	Total Aerospace & Defense	360,637

	Biotechnology – 1.2%

2,700	Amgen Inc., (1)	149,283
	Capital Markets – 2.5%

6,300	JPMorgan Chase & Co.	305,235
	Commercial Banks – 4.6%

5,200	Bank of America Corporation	254,228

8,900	Wells Fargo & Company	313,013
	Total Commercial Banks	567,241

	Commercial Services & Supplies – 3.2%

8,500	Pitney Bowes Inc.	397,970
	Communications Equipment – 2.9%

20,000	Motorola, Inc.	354,000
	Diversified Financial Services – 4.1%

9,800	Citigroup Inc.	502,642
	Diversified Telecommunication Services – 3.0%

4,800	AT&T Inc.	199,200

8,300	Sprint Nextel Corporation	171,893
	Total Diversified Telecommunication Services	371,093

	Electronic Equipment & Instruments – 1.0%

3,200	Agilent Technologies, Inc., (1)	123,008
	Food Products – 1.0%

2,776	Kraft Foods Inc.	97,854

1,100	Tyson Foods, Inc., Class A	25,344
	Total Food Products	123,198

	Health Care Providers & Services – 0.9%

2,250	Aetna Inc.	111,150
	Household Products – 1.4%

2,600	Kimberly-Clark Corporation	173,914
	Insurance – 12.6%

2,800	Aon Corporation	119,308

10,000	Genworth Financial Inc., Class A	344,000

4,700	Hartford Financial Services Group, Inc.	462,997

7,400	Loews Corporation	377,252

4,200	MGIC Investment Corporation	238,812
	Total Insurance	1,542,369

	Machinery – 0.9%

2,000	Ingersoll Rand Company Limited, Class A	109,640

Portfolio of Investments

Nuveen NWQ Large-Cap Value Fund (continued)

June 30, 2007

Shares	Description	Value

	Media – 9.8%

1,500	CBS Corporation, Class B	$49,980

6,300	Clear Channel Communications, Inc.	238,266

10,500	Comcast Corporation, Special Class A, (1)	293,580

4,700	Liberty Media Holding Corporation Interactive, Class A, (1)	104,951

12,300	Viacom Inc., Class B, (1)	512,049
	Total Media	1,198,826

	Metals & Mining – 3.4%

13,300	Barrick Gold Corporation	386,631

300	United States Steel Corporation	32,625
	Total Metals & Mining	419,256

	Oil, Gas & Consumable Fuels – 10.1%

5,600	Apache Corporation	456,904

3,300	ConocoPhillips	259,050

2,300	Hess Corporation	135,608

6,200	Noble Energy, Inc.	386,818
	Total Oil, Gas & Consumable Fuels	1,238,380

	Paper & Forest Products – 1.8%

5,600	International Paper Company	218,680
	Road & Rail – 0.4%

450	Union Pacific Corporation	51,818
	Software – 7.5%

25,200	CA Inc.	650,916

9,200	Microsoft Corporation	271,124
	Total Software	922,040

	Thrifts & Mortgage Finance – 8.5%

12,300	Countrywide Financial Corporation	447,105

6,000	Fannie Mae	391,980

3,700	Radian Group Inc.	199,800
	Total Thrifts & Mortgage Finance	1,038,885

	Tobacco – 2.6%

4,500	Altria Group, Inc.	315,630
	Total Common Stocks (cost $10,520,607)	10,594,895

Principal Amount (000)	Description	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 14.0%
$1,717	Repurchase Agreement with State Street Bank, dated 6/29/07, repurchase price $1,717,344, collateralized by $1,370,000 U.S. Treasury Bonds, 8.000%, due 11/15/21, value $1,757,025	4.000%	7/02/07	$1,716,772

	Total Short-Term Investments (cost $1,716,772)			1,716,772

	Total Investments (cost $12,237,379) – 100.3%			12,311,667

	Other Assets Less Liabilities – (0.3)%			(42,688)

	Net Assets – 100%			$12,268,979

(1)	Non-income producing.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen Small/Mid-Cap Value Fund

June 30, 2007

Shares	Description	Value

	COMMON STOCKS – 93.2%

	Aerospace & Defense – 2.1%

93,550	Esterline Technologies Corporation, (1)	$4,519,401
	Building Products – 4.0%

399,550	Griffon Corporation, (1)	8,702,199
	Chemicals – 5.5%

136,800	Agrium Inc., Sponsored ADR	5,985,000

91,600	Ferro Corporation	2,283,588

102,500	Rockwood Holdings Inc., (1)	3,746,375
	Total Chemicals	12,014,963

	Communications Equipment – 0.1%

10,000	Avaya Inc., (1)	168,400
	Consumer Finance – 2.4%

202,300	Americredit Corp., (1)	5,371,065
	Containers & Packaging – 3.7%

87,300	Packaging Corp. of America	2,209,563

448,350	Smurfit-Stone Container Corporation, (1)	5,967,539
	Total Containers & Packaging	8,177,102

	Electrical Equipment – 2.1%

60,900	Lincoln Electric Holdings Inc.	4,521,216
	Electronic Equipment & Instruments – 9.1%

109,450	Arrow Electronics, Inc., (1)	4,206,164

221,250	Coherent Inc., (1)	6,750,338

39,500	General Cable Corporation, (1)	2,992,125

177,709	Tektronix Inc.	5,995,902
	Total Electronic Equipment & Instruments	19,944,529

	Food Products – 3.6%

566,900	Del Monte Foods Company	6,893,504

35,500	Smithfield Foods, Inc., (1)	1,093,045
	Total Food Products	7,986,549

	Household Durables – 3.1%

231,900	Newell Rubbermaid Inc.	6,824,817
	Independent Power Producers & Energy Traders – 0.9%

49,600	NRG Energy Inc., (1)	2,061,872
	Insurance – 5.4%

139,900	Hanover Insurance Group Inc.	6,825,721

87,400	MGIC Investment Corporation	4,969,564
	Total Insurance	11,795,285

	Machinery – 9.6%

51,200	AGCO Corporation, (1)	2,222,592

53,600	Gardner Denver, Inc., (1)	2,280,680

99,250	Kennametal Inc.	8,141,478

35,400	Oshkosh Truck Corporation	2,227,368

209,970	Sauer-Danfoss, Inc.	6,248,707
	Total Machinery	21,120,825

Portfolio of Investments

Nuveen Small/Mid-Cap Value Fund (continued)

June 30, 2007

Shares	Description	Value

	Metals & Mining – 6.8%

17,000	Carpenter Technology Inc.	$2,215,270

62,950	Century Aluminum Company, (1)	3,438,959

271,100	Gibraltar Industries Inc.	6,004,865

57,350	Reliance Steel & Aluminum Company	3,226,511
	Total Metals & Mining	14,885,605

	Multiline Retail – 3.0%

244,750	Casey’s General Stores, Inc.	6,671,885
	Oil, Gas & Consumable Fuels – 11.8%

260,900	Acergy S.A., Sponsored ADR	5,859,814

149,250	Denbury Resources Inc., (1)	5,596,875

106,050	Noble Energy, Inc.	6,616,460

55,100	Range Resources Corporation	2,061,291

128,200	Southwestern Energy Company, (1)	5,704,900
	Total Oil, Gas & Consumable Fuels	25,839,340

	Paper & Forest Products – 7.7%

227,400	Bowater Incorporated	5,673,630

184,300	MeadWestvaco Corporation	6,509,476

235,300	Sappi Limited, Sponsored ADR	4,317,755

20,950	Wausau Paper Corp.	280,730
	Total Paper & Forest Products	16,781,591

	Real Estate/Mortgage – 8.5%

307,950	American Home Mortgage Investment Corp. (2)	5,660,121

540,000	Anthracite Capital, Inc.	6,318,000

360,250	Friedman, Billings, Ramsey Group, Inc., Class A	1,966,965

180,550	RAIT Investment Trust	4,697,911
	Total Real Estate	18,642,997

	Textiles, Apparel & Luxury Goods – 1.5%

109,750	Fossil Inc., (1)	3,236,528
	Thrifts & Mortgage Finance – 2.3%

5,800	IndyMac Bancorp, Inc.	169,186

91,400	Radian Group Inc.	4,935,596
	Total Thrifts & Mortgage Finance	5,104,782

	Total Common Stocks (cost $209,587,998)	204,370,951

Principal Amount (000)	Description	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 7.3%
$16,028	Repurchase Agreement with State Street Bank, dated 6/29/07, repurchase price $16,033,449, collateralized by $12,460,000 U.S. Treasury Bonds, 8.125%, due 8/15/21, value $16,353,750	4.000%	7/02/07	$16,028,106

	Total Short-Term Investments (cost $16,028,106)			16,028,106

	Total Investments (cost $225,616,104) – 100.5%			220,399,057

	Other Assets Less Liabilities – (0.5)%			(1,175,952)

	Net Assets – 100%			$219,223,105

(1)	Non-income producing.

(2)	At or subsequent to June 30, 2007, this issue was under the protection of the Federal Bankruptcy Court.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen NWQ Small-Cap Value Fund

June 30, 2007

Shares	Description	Value

	COMMON STOCKS – 93.2%

	Aerospace & Defense – 2.1%

343,400	Aeroflex Incorporated, (1)	$4,865,978
	Building Products – 3.7%

389,650	Griffon Corporation, (1)	8,486,577
	Commercial Banks – 2.0%

206,765	Bancorp, Inc., (1)	4,623,265
	Communications Equipment – 3.6%

139,500	CommScope Inc., (1)	8,139,825
	Computers & Peripherals – 0.5%

402,300	Quantum Corporation, (1)	1,275,291
	Containers & Packaging – 1.0%

174,500	Smurfit-Stone Container Corporation, (1)	2,322,595
	Electrical Equipment – 3.6%

111,500	Lincoln Electric Holdings Inc.	8,277,760
	Electronic Equipment & Instruments – 3.9%

59,800	General Cable Corporation, (1)	4,529,850

344,300	Keithley Instruments, Inc.	4,320,965
	Total Electronic Equipment & Instruments	8,850,815

	Food Products – 4.7%

567,900	Del Monte Foods Company	6,905,664

122,412	Smithfield Foods, Inc., (1)	3,769,065
	Total Food Products	10,674,729

	Hotels, Restaurants & Leisure – 1.4%

89,400	Bob Evans Farms	3,294,390
	Household Durables – 2.2%

223,300	Hooker Furniture Corporation	5,010,852
	Household Products – 2.5%

174,349	WD 40 Company	5,730,852
	Insurance – 1.8%

214,800	PMA Capital Corporation, Class A, (1)	2,296,212

722,500	Quanta Capital Holdings Limited, Sponsored ADR, (1)	1,734,000
	Total Insurance	4,030,212

	Machinery – 12.4%

144,100	Albany International Corporation, Class A	5,827,404

135,359	Kadant Inc., (1)	4,223,201

118,190	Kennametal Inc.	9,695,126

59,900	RBC Bearings Inc., (1)	2,470,875

205,400	Sauer-Danfoss, Inc.	6,112,704
	Total Machinery	28,329,310

	Metals & Mining – 3.6%

59,700	Century Aluminum Company, (1)	3,261,411

222,100	Gibraltar Industries Inc.	4,919,515
	Total Metals & Mining	8,180,926

Portfolio of Investments

Nuveen NWQ Small-Cap Value Fund (continued)

June 30, 2007

Shares	Description	Value

	Multiline Retail – 2.8%

233,550	Casey’s General Stores, Inc.	$6,366,573
	Oil, Gas & Consumable Fuels – 11.4%

304,000	Acergy S.A., Sponsored ADR	6,827,840

125,800	Bill Barrett Corporation, (1)	4,633,214

162,254	Denbury Resources Inc., (1)	6,084,525

60,900	Range Resources Corporation	2,278,269

540,350	Warren Resources Inc., (1)	6,311,288
	Total Oil, Gas & Consumable Fuels	26,135,136

	Paper & Forest Products – 12.8%

271,900	Bowater Incorporated	6,783,905

237,600	Buckeye Technologies Inc., (1)	3,675,672

402,700	Glatfelter	5,472,693

355,700	Sappi Limited, Sponsored ADR	6,527,095

510,994	Wausau Paper Corp.	6,847,320
	Total Paper & Forest Products	29,306,685

	Real Estate/Mortgage – 7.1%

505,700	Alesco Financial Inc.	4,111,341

479,500	Anthracite Capital, Inc.	5,610,150

93,700	HomeBanc Corp., (1)	118,999

240,700	New York Mortgage Trust, Inc.	459,737

230,300	RAIT Investment Trust	5,992,406
	Total Real Estate	16,292,633

	Road & Rail – 3.0%

375,800	Marten Transport, Ltd., (1)	6,768,158
	Semiconductors & Equipment – 0.6%

142,600	Mattson Technology, Inc., (1)	1,383,220
	Specialty Retail – 1.0%

325,591	Golfsmith International Holdings Inc., (1)	2,249,834
	Textiles, Apparel & Luxury Goods – 1.8%

135,800	Fossil Inc., (1)	4,004,742
	Thrifts & Mortgage Finance – 3.7%

298,100	Franklin Bank Corporation, (1)	4,441,690

135,700	IndyMac Bancorp, Inc.	3,958,368
	Total Thrifts & Mortgage Finance	8,400,058

	Total Common Stocks (cost $191,030,474)	213,000,416

Principal Amount (000)	Description	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 5.7%
$13,056	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/29/07, repurchase price $13,060,833, collateralized by $10,850,000 U.S. Treasury Bonds, 7.250%, due 8/15/22, value $13,318,375	4.000%	7/02/07	$13,056,481

	Total Short-Term Investments (cost $13,056,481)			13,056,481

	Total Investments (cost $204,086,955) – 98.9%			226,056,897

	Other Assets Less Liabilities – 1.1%			2,532,587

	Net Assets – 100%			$228,589,484

(1)	Non-income producing.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen NWQ Global Value Fund

June 30, 2007

Shares	Description	Value

	COMMON STOCKS – 93.7%

	Aerospace & Defense – 1.7%

1,850	Lockheed Martin Corporation	$174,141

3,450	Raytheon Company	185,921
	Total Aerospace & Defense	360,062

	Auto Components – 1.0%

2,310	Magna International Inc., Class A	210,187
	Beverages – 1.8%

7,500	Coca Cola West Holdings Company	174,518

14,000	Kirin Brewery Company Limited	209,559
	Total Beverages	384,077

	Biotechnology – 0.8%

2,925	Amgen Inc., (1)	161,723
	Capital Markets – 1.6%

6,900	JPMorgan Chase & Co.	334,305
	Chemicals – 0.7%

75,100	Dyno Nobel, Limited	152,171
	Commercial Banks – 1.6%

9,400	Wells Fargo & Company	330,598
	Commercial Services & Supplies – 3.1%

1,650	Dai Nippon Printing Co., Ltd., ADR	48,675

25,000	Dai Nippon Printing Co., Ltd.	373,401

5,200	Pitney Bowes Inc.	243,464
	Total Commercial Services & Supplies	665,540

	Communications Equipment – 2.0%

8,200	Alcatel	115,200

17,250	Motorola, Inc.	305,325
	Total Communications Equipment	420,525

	Computers & Peripherals – 1.4%

13,000	Gemalto NV, (1)	302,279
	Consumer Finance – 0.8%

4,790	Takefuji Corporation	161,061
	Diversified Financial Services – 1.6%

6,650	Citigroup Inc.	341,079
	Diversified Telecommunication Services – 9.9%

6,300	AT&T Inc.	261,450

4,060	Belgacom S.A.	180,511

22,356	Chunghwa Telecom Co., Ltd., Sponsored ADR	421,633

11,870	KT Corporation, Sponsored ADR	278,470

12,980	Nippon Telegraph and Telephone Corporation, ADR	287,767

12,900	Sprint Nextel Corporation	267,159

187,400	Telecom Italia S.p.A.	416,724
	Total Diversified Telecommunication Services	2,113,714

Portfolio of Investments

Nuveen NWQ Global Value Fund (continued)

June 30, 2007

Shares	Description	Value

	Electric Utilities – 2.1%

8,517,000	Centrais Electricas Brasileiras SA, Electrobras	$256,084

8,760	Korea Electric Power Corporation, Sponsored ADR	191,844
	Total Electric Utilities	447,928

	Electronic Equipment & Instruments – 1.0%

5,556	Agilent Technologies, Inc., (1)	213,573
	Energy Equipment & Services – 1.6%

220	Areva CI	236,328

1,350	Technip SA	112,005
	Total Energy Equipment & Services	348,333

	Food Products – 1.2%

2,404	Kraft Foods Inc.	84,741

7,200	Tyson Foods, Inc., Class A	165,888
	Total Food Products	250,629

	Health Care Providers & Services – 0.7%

3,100	Aetna Inc.	153,140
	Household Products – 1.3%

4,175	Kimberly-Clark Corporation	279,266
	Insurance – 4.8%

6,950	Aon Corporation	296,140

8,450	Genworth Financial Inc., Class A	290,680

3,150	Hartford Financial Services Group, Inc.	310,307

2,300	MGIC Investment Corporation	130,778
	Total Insurance	1,027,905

	Leisure Equipment & Products – 2.4%

7,400	Fuji Photo Film Co., Ltd.	331,159

4,100	Sankyo Company Ltd	172,824
	Total Leisure Equipment & Products	503,983

	Machinery – 1.8%

2,800	Illinois Tool Works Inc.	151,732

4,300	Ingersoll Rand Company Limited, Class A	235,726
	Total Machinery	387,458

	Media – 7.4%

7,850	CBS Corporation, Class B	261,562

3,500	Clear Channel Communications, Inc.	132,370

6,450	Comcast Corporation, Special Class A, (1)	180,342

1,032	Liberty Media Holding Corporation Capital, Class A, (1)	121,446

5,962	Liberty Media Holding Corporation Interactive, Class A, (1)	133,131

13,600	Premiere AG, (1)	323,962

9,900	Viacom Inc., Class B, (1)	412,137
	Total Media	1,564,950

Shares	Description	Value

	Metals & Mining – 13.7%

32,440	Alumina Limited	$214,246

6,510	AngloGold Ashanti Limited, Sponsored ADR	246,208

7,850	Apex Silver Mines Limited, (1)	158,413

11,918	Barrick Gold Corporation	346,456

8,800	Gold Fields Limited	136,218

6,236	Impala Platinum Holdings Limited	190,587

16,200	Ivanhoe Mines Ltd., (1)	230,688

55,800	Lihir Gold Limited, (1)	141,922

1,400	Lonmin PLC	113,016

10,100	Newcrest Mining Limited	195,660

6,800	Newmont Mining Corporation	265,608

13,800	NovaGold Resources Inc., (1)	207,414

4,380	Rio Tinto PLC	336,603

1,300	United States Steel Corporation	141,375
	Total Metals & Mining	2,924,414

	Oil, Gas & Consumable Fuels – 10.1%

4,100	Apache Corporation	334,519

27,800	BP PLC	336,626

1,800	Hess Corporation	106,128

27,000	Nippon Oil Corporation	251,306

7,150	Noble Energy, Inc.	446,088

2,400	Petro Canada	127,584

4,417	Royal Dutch Shell PLC, Class B, Sponsored ADR	368,157

2,000	Suncor Energy, Inc.	179,840
	Total Oil, Gas & Consumable Fuels	2,150,248

	Paper & Forest Products – 1.1%

6,200	International Paper Company	242,110
	Personal Products – 0.6%

6,000	Shiseido Company, Limited	128,162
	Pharmaceuticals – 1.0%

8,200	Daiichi Sankyo Company Limited	217,779
	Road & Rail – 1.1%

2,100	Union Pacific Corporation	241,815
	Semiconductors & Equipment – 0.6%

4,300	NEC Electronics Corporation, (1)	113,153
	Software – 4.0%

19,500	CA Inc.	503,684

10,000	Microsoft Corporation	294,700

3,900	Sega Sammy Holdings Inc.	63,192
	Total Software	861,576

	Textiles, Apparel & Luxury Goods – 0.9%

15,000	Wacoal Holdings Corporation	185,178

Portfolio of Investments

Nuveen NWQ Global Value Fund (continued)

June 30, 2007

Shares	Description	Value

	Thrifts & Mortgage Finance – 4.9%

8,050	Countrywide Financial Corporation	$292,618

8,550	Fannie Mae	558,570

3,350	Radian Group Inc.	180,900
	Total Thrifts & Mortgage Finance	1,032,088

	Tobacco – 1.1%

3,475	Altria Group, Inc.	243,737
	Wireless Telecommunication Services – 2.3%

6,200	SK Telecom Company Limited, Sponsored ADR	169,570

95,006	Vodafone Group PLC	320,132
	Total Wireless Telecommunication Services	489,702

	Total Common Stocks (cost $17,436,475)	19,944,448

Principal Amount (000)	Description	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 6.2%
$1,307	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/29/07, repurchase price $1,307,653, collateralized by $1,090,000 U.S. Treasury Bonds, 7.250%, due 8/15/22, value $1,337,975	4.000%	7/02/07	$1,307,217

	Total Short-Term Investments (cost $1,307,217)			1,307,217

	Total Investments (cost $18,743,692) – 99.9%			21,251,665

	Other Assets Less Liabilities – 0.1%			27,611

	Net Assets – 100%			$21,279,276

(1)	Non-income producing.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen Tradewinds Value Opportunities Fund

June 30, 2007

Shares	Description	Value

	COMMON STOCKS – 70.3%

	Auto Components – 0.5%

27,700	Magna International Inc., Class A	$2,520,423
	Chemicals – 0.8%

7,400	Aceto Corporation	68,598

101,600	Mosaic Company, (1)	3,964,432
	Total Chemicals	4,033,030

	Commercial Services & Supplies – 3.6%

811,400	Allied Waste Industries, Inc., (1)	10,921,444

147,300	Toppan Printing Company Limited, ADR	7,880,550
	Total Commercial Services & Supplies	18,801,994

	Construction & Engineering – 1.1%

128,000	Shaw Group Inc., (1)	5,925,120
	Consumer Finance – 2.0%

613,800	ACOM Company Limited, Sponsored ADR	5,450,544

325,100	Promise Company Limited, Unsponsored ADR	4,965,903
	Total Consumer Finance	10,416,447

	Diversified Telecommunication Services – 2.4%

495,000	Chunghwa Telecom Co., Ltd., Sponsored ADR	9,335,700

120,500	KT Corporation, Sponsored ADR	2,826,930
	Total Diversified Telecommunication Services	12,162,630

	Electric Utilities – 7.2%

16,600	Alliant Energy Corporation	644,910

27,300	Ameren Corporation	1,337,973

33,100	American Electric Power Company, Inc.	1,490,824

370,000	Centrais Electricas Brasileiras S.A., ADR	5,513,000

213,200	DTE Energy Company	10,280,504

262,700	IDACORP, INC	8,416,908

10,600	Korea Electric Power Corporation, Sponsored ADR	232,140

323,200	PNM Resources Inc.	8,981,728
	Total Electric Utilities	36,897,987

	Electronic Equipment & Instruments – 2.9%

503,900	Samsung SDI Company Ltd., Series 144A	8,181,068

175,700	Tech Data Corporation, (1)	6,757,422
	Total Electronic Equipment & Instruments	14,938,490

	Energy Equipment & Services – 1.7%

149,800	BJ Services Company	4,260,312

52,750	Technip SA, ADR	4,356,623
	Total Energy Equipment & Services	8,616,935

	Food & Staples Retailing – 1.4%

58,500	Kroger Co.	1,645,605

119,000	SUPERVALU INC.	5,512,080
	Total Food & Staples Retailing	7,157,685

Portfolio of Investments

Nuveen Tradewinds Value Opportunities Fund (continued)

June 30, 2007

Shares	Description	Value

	Food Products – 6.5%

500	Bunge Limited	$42,250

86,500	Sara Lee Corporation	1,505,100

559,000	Smithfield Foods, Inc., (1)	17,211,610

635,500	Tyson Foods, Inc., Class A	14,641,920
	Total Food Products	33,400,880

	Health Care Providers & Services – 0.5%

89,500	Apria Healthcare Group Inc., (1)	2,574,915
	Household Durables – 0.8%

435,000	Levitt Corporation, Class A	4,102,050
	Household Products – 1.6%

31,450	KAO Corporation, Sponsored ADR	8,123,853
	IT Services – 0.9%

56,600	CDW Corporation, (1)	4,809,302
	Machinery – 3.2%

273,200	AGCO Corporation, (1)	11,859,612

4,800	Alamo Group Inc.	120,960

72,000	Lindsay Manufacturing Company	3,188,880

70,500	Tecumseh Products Company, Class A, (1)	1,107,555
	Total Machinery	16,277,007

	Media – 0.8%

120,000	Scholastic Corporation, (1)	4,312,800
	Metals & Mining – 22.2%

50,200	Alcoa Inc.	2,034,606

116,900	Alumina Limited, Sponsored ADR	3,103,695

329,700	AngloGold Ashanti Limited, Sponsored ADR	12,469,254

927,300	Apex Silver Mines Limited, (1)	18,712,914

2,300	Banro Corporation, (1)	23,230

36,565	Barrick Gold Corporation	1,062,945

810,000	Crystallex International Corporation, (1)	3,361,500

121,200	Eldorado Gold Corporation, (1)	706,596

734,200	Entree Gold Inc., (1)	1,798,790

517,400	Gold Fields Limited	8,123,180

327,500	Gold Reserve Inc., Class A, (1)	1,827,450

440,100	Ivanhoe Mines Ltd., (1)	6,267,024

996,883	Kinross Gold Corporation, (1)	11,643,593

389,700	Lihir Gold Limited, Sponsored ADR	10,007,496

313,600	Newcrest Mining Limited, Sponsored ADR	6,099,520

573,500	Newmont Mining Corporation	22,400,910

219,400	NovaGold Resources Inc., (1)	3,297,582

1,054,100	Orezone Resources Inc., (1)	1,770,888
	Total Metals & Mining	114,711,173

Shares	Description	Value

	Multi-Utilities – 1.3%

287,300	Puget Energy, Inc.	$6,946,914
	Oil, Gas & Consumable Fuels – 3.1%

100,000	Nexen Inc.	3,095,000

208,500	Peabody Energy Corporation	10,087,230

254,300	Warren Resources Inc., (1)	2,970,224
	Total Oil, Gas & Consumable Fuels	16,152,454

	Paper & Forest Products – 3.2%

348,000	Bowater Incorporated	8,682,600

95,000	Buckeye Technologies Inc., (1)	1,469,650

363,400	Domtar Corporation, (1)	4,055,544

168,300	Wausau Paper Corp.	2,255,220
	Total Paper & Forest Products	16,463,014

	Road & Rail – 0.3%

9,000	Union Pacific Corporation	1,036,350
	Software – 0.8%

966,200	Sega Sammy Holdings Inc., Sponsored ADR	3,937,265
	Transportation Infrastructure – 1.1%

177,500	Stolt-Nielsen S.A	5,914,710
	Water Utilities – 0.4%

50,700	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR	2,234,856
	Total Common Stocks (cost $315,456,190)	362,468,284

Principal Amount (000)	Description	Coupon	Maturity	Ratings (2)		Value
	CONVERTIBLE BONDS – 12.3%

	Aerospace & Defense – 1.2%

$5,440	Edo Corporation, Convertible Note	4.000%	11/15/25	N/R		$6,290,000
	Airlines – 0.8%

4,000	JetBlue Airways Corporation	3.500%	7/15/33	CCC	+	3,900,000
	Commercial Services & Supplies – 0.3%

2,115	Allied Waste Industries Inc., Convertible Debentures	4.250%	4/15/34	B	+	2,033,044
	Computers & Peripherals – 0.8%
132	Adaptec Inc.	0.750%	12/22/23	CCC	+	122,595

4,575	Hutchinson Technology Inc., Convertible Bond	3.250%	1/15/26	B	–	3,945,938
4,707	Total Computers & Peripherals					4,068,533
	Electrical Equipment – 1.0%

4,492	GrafTech International Ltd.	1.625%	1/15/24	B2		4,986,342
	Energy Equipment & Services – 1.7%

8,715	Nabors Industries Inc., Convertible Bond Series 144A	0.940%	5/15/11	A	–	8,540,700
	Health Care Providers & Services – 0.8%

4,032	Apria Healthcare Group, Inc., Convertible Bonds	3.375%	9/01/33	Ba1		4,238,640
	Machinery – 1.4%

7,111	Albany International Corporation, Convertible Bond	2.250%	3/15/26	N/R		7,457,661

Portfolio of Investments

Nuveen Tradewinds Value Opportunities Fund (continued)

June 30, 2007

Principal Amount (000)	Description	Coupon	Maturity	Ratings (2)	Value
	Metals & Mining – 2.5%

$193	Apex Silver Mines Limited	2.875%	3/15/24	N/R	$178,766

13,047	Coeur d’Alene Mines Corporation, Convertible Bond	1.250%	1/15/24	B–	11,660,756

786	Gold Reserve, Inc., Convertible Bonds	5.500%	6/15/22	NA	826,283
14,026	Total Metals & Mining				12,665,805
	Oil, Gas & Consumable Fuels – 0.8%

4,004	Peabody Energy Corp., Convertible Bond	4.750%	12/15/66	Ba3	4,249,245
	Semiconductors & Equipment – 1.0%

1,808	Credence Systems Corporation, Convertible Bond	1.500%	5/15/08	N/R	1,713,080

876	FEI Company, Convertible Notes	5.500%	8/15/08	B–	873,810

2,638	International Rectifier Corporation, Convertible Subordinated Notes	4.250%	7/15/07	B+	2,644,594
5,322	Total Semiconductors & Equipment				5,231,484
$63,964	Total Convertible Bonds (cost $60,491,599)				63,661,454

Principal Amount (000)	Description	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 17.0%
$87,481	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/29/07, repurchase price $87,510,048, collateralized by $67,990,000 U.S. Treasury Bonds, 8.125%, due 8/15/21, value $89,236,875	4.000%	7/02/07	$87,480,888

	Total Short-Term Investments (cost $87,480,888)			87,480,888

	Total Investments (cost $463,428,677) – 99.6%			513,610,626

	Other Assets Less Liabilities – 0.4%			2,316,376

	Net Assets – 100%			$515,927,002

(1)	Non-income producing.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s or Moody’s rating. Ratings below BBB by Standard & Poor’s Group or Baa by Moody’s Investor Service, Inc. are considered to be below investment grade.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

N/R	Not rated.

NA	This investment is not rated by Standard & Poor’s or Moody’s.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

June 30, 2007

	Multi-Cap Value	Large-Cap Value	Small/Mid- Cap Value	Small-Cap Value	Global Value	Value Opportunities
Assets
Investments, at value (cost $1,193,655,379, $10,520,607, $209,587,998, $191,030,474, $17,436,475 and $375,947,789, respectively)	$1,396,564,370	$10,594,895	$204,370,951	$213,000,416	$19,944,448	$426,129,738
Short-term investments (at cost, which approximates value)	102,730,911	1,716,772	16,028,106	13,056,481	1,307,217	87,480,888
Cash	—	—	3,918,506	219,993	10,866	—
Cash denominated in foreign currencies (Cost $—, $—, $—, $—, $2,255 and $—, respectively)	—	—	—	—	2,250	—
Receivables:
Dividends	1,566,503	8,366	394,137	480,140	23,939	290,456
From Adviser		17,734	—	—	—	—
Interest	22,829	382	3,562	2,901	290	499,777
Investments sold	—	—	—	2,124,158	—	—
Reclaims	837	—	—	—	2,300	—
Shares sold	4,333,640	173,458	158,185	1,698,768	48,450	10,804,195
Other assets	25,970	5,258	11	18	26,977	42,167
Total assets	1,505,245,060	12,516,865	224,873,458	230,582,875	21,366,737	525,247,221
Liabilities
Payables:
Due to broker	—	—	—	219,993	—	—
Investments purchased	—	233,656	5,026,286	1,027,051	34,828	8,068,438
Shares redeemed	2,598,209	—	525,129	443,749	—	578,607
Accrued expenses:
Management fees	1,003,896	—	61,951	233,630	29,124	431,535
12b-1 distribution and service fees	567,310	1,547	1,175	30,787	9,145	130,436
Other	467,437	12,683	35,812	38,181	14,364	111,203
Total liabilities	4,636,852	247,886	5,650,353	1,993,391	87,461	9,320,219
Net assets	$1,500,608,208	$12,268,979	$219,223,105	$228,589,484	$21,279,276	$515,927,002
Class A Shares
Net assets	$634,122,808	$2,357,922	$1,098,175	$78,081,003	$6,887,940	$248,826,617
Shares outstanding	24,251,926	110,280	51,380	2,592,379	247,880	7,661,419
Net asset value per share	$26.15	$21.38	$21.37	$30.12	$27.79	$32.48
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$27.75	$22.68	$22.67	$31.96	$29.49	$34.46
Class B Shares
Net assets	$75,067,529	$281,157	$278,459	$833,106	$752,375	$5,521,366
Shares outstanding	2,927,731	13,200	13,079	28,061	27,347	171,718
Net asset value and offering price per share	$25.64	$21.30	$21.29	$29.69	$27.51	$32.15
Class C Shares
Net assets	$441,047,863	$1,116,880	$974,173	$17,289,920	$8,771,172	$100,295,357
Shares outstanding	17,200,343	52,444	45,776	581,597	318,629	3,119,097
Net asset value and offering price per share	$25.64	$21.30	$21.28	$29.73	$27.53	$32.16
Class R Shares
Net assets	$350,370,008	$8,513,020	$216,872,298	$132,385,455	$4,867,789	$161,283,662
Shares outstanding	13,428,329	397,680	10,130,705	4,386,001	174,779	4,957,128
Net asset value and offering price per share	$26.09	$21.41	$21.41	$30.18	$27.85	$32.54

Net Assets Consist of:
Capital paid-in	$1,245,879,905	$12,167,451	$224,777,456	$201,262,394	$18,110,726	$456,090,959
Undistributed (Over-distribution of) net investment income	3,301,502	24,811	488,462	421,365	21,526	619,195
Accumulated net realized gain (loss) from investments, foreign currency and derivative transactions	48,517,810	2,429	(825,766)	4,935,783	639,397	9,034,912
Net unrealized appreciation (depreciation) of investments and foreign currency	202,908,991	74,288	(5,217,047)	21,969,942	2,507,627	50,181,936
Net assets	$1,500,608,208	$12,268,979	$219,223,105	$228,589,484	$21,279,276	$515,927,002

See accompanying notes to financial statements.

Statement of Operations

	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Global Value	Value Opportunities
	Year Ended 6/30/07	For the Period 12/15/06 (commencement of operations) through 6/30/07	For the Period 12/15/06 (commencement of operations) through 6/30/07	Year Ended 6/30/07	Year Ended 6/30/07	Year Ended 6/30/07
Investment Income
Dividends (net of foreign tax withheld of $114,165, $214, $—, $—, $21,064 and $156,893, respectively)	$20,218,816	$30,832	$419,324	$2,275,642	$334,675	$3,280,429
Interest	4,814,847	20,809	209,518	508,962	65,684	3,899,546
Total investment income	25,033,663	51,641	628,842	2,784,604	400,359	7,179,975
Expenses
Management fees	10,273,282	18,842	110,956	1,377,470	167,248	2,922,543
12b-1 service fees – Class A	1,367,175	1,095	620	144,359	15,443	389,953
12b-1 distribution and service fees – Class B	681,877	1,417	1,401	6,066	5,627	30,460
12b-1 distribution and service fees – Class C	3,865,468	2,990	2,633	132,762	59,890	569,935
Shareholders’ servicing agent fees and expenses	1,633,552	378	14,917	189,058	19,919	255,520
Custodian’s fees and expenses	203,939	3,468	6,769	37,578	21,369	59,276
Trustees’ fees and expenses	19,943	61	67	2,960	315	6,940
Professional fees	61,173	30,175	30,175	14,186	7,447	21,282
Shareholders’ reports – printing and mailing expenses	339,463	5,947	11,190	41,171	5,177	68,338
Federal and state registration fees	155,808	1,726	8,031	65,894	41,721	87,136
Other expenses	42,626	2,300	1,767	4,826	1,865	8,884
Total expenses before custodian fee credit and expense reimbursement	18,644,306	68,399	188,526	2,016,330	346,021	4,420,267
Custodian fee credit	(1,864)	(1,595)	(2,063)	(150)	(482)	(737)
Expense reimbursement	—	(38,471)	(44,718)	(7,138)	(21,281)	—
Net expenses	18,642,442	28,333	141,745	2,009,042	324,258	4,419,530
Net investment income	6,391,221	23,308	487,097	775,562	76,101	2,760,445
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	91,028,279	2,383	36,933	5,290,173	884,733	10,410,719
Foreign currency	(283)	—	—	—	(9,282)	11
Futures	—	—	(862,861)	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	84,696,120	74,288	(5,217,047)	19,476,662	2,059,637	47,264,768
Foreign currency	38	—	—	—	(426)	(10)
Net realized and unrealized gain (loss)	175,724,154	76,671	(6,042,975)	24,766,835	2,934,662	57,675,488
Net increase (decrease) in net assets from operations	$182,115,375	$99,979	$(5,555,878)	$25,542,397	$3,010,763	$60,435,933

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Multi-Cap Value		Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value
	Year Ended 6/30/07	Year Ended 6/30/06	For the Period 12/15/06 (commencement of operations) through 6/30/07	For the Period 12/15/06 (commencement of operations) through 6/30/07	Year Ended 6/30/07	Year Ended 6/30/06
Operations
Net investment income	$6,391,221	$2,760,555	$23,308	$487,097	$775,562	$74,814
Net realized gain (loss) from:
Investments	91,028,279	18,138,796	2,383	36,933	5,290,173	255,505
Foreign currency	(283)	—	—	—	—	—
Futures	—	—	—	(862,861)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	84,696,120	74,904,668	74,288	(5,217,047)	19,476,662	2,471,268
Foreign currency	38	—	—	—	—	—
Net increase (decrease) in net assets from operations	182,115,375	95,804,019	99,979	(5,555,878)	25,542,397	2,801,587
Distributions to Shareholders
From net investment income:
Class A	(2,927,086)	(645,331)	—	—	(88,033)	(12,619)
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R	(2,069,137)	(563,169)	—	—	(303,731)	(22,416)
From accumulated net realized gains:
Class A	(24,405,454)	(3,335,819)	—	—	(229,525)	(22,461)
Class B	(3,122,917)	(600,391)	—	—	(2,312)	(906)
Class C	(17,573,222)	(2,635,886)	—	—	(57,179)	(14,793)
Class R	(12,137,413)	(1,502,118)	—	—	(329,848)	(29,134)
Decrease in net assets from distributions to shareholders	(62,235,229)	(9,282,714)	—	—	(1,010,628)	(102,329)
Fund Share Transactions
Proceeds from sale of shares	556,975,927	553,212,092	12,296,588	228,388,120	170,488,119	51,606,751
Proceeds from shares issued to shareholders due to reinvestment of distributions	55,329,374	8,082,954	—	—	817,942	42,571
	612,305,301	561,295,046	12,296,588	228,388,120	171,306,061	51,649,322
Cost of shares redeemed	(220,159,751)	(83,168,952)	(127,588)	(3,609,137)	(21,905,595)	(1,787,227)
Net increase (decrease) in net assets from Fund share transactions	392,145,550	478,126,094	12,169,000	224,778,983	149,400,466	49,862,095
Capital contribution from sub-adviser	—	—	—	—	—	9,060
Net increase (decrease) in net assets	512,025,696	564,647,399	12,268,979	219,223,105	173,932,235	52,570,413
Net assets at the beginning of period	988,582,512	423,935,113	—	—	54,657,249	2,086,836
Net assets at the end of period	$1,500,608,208	$988,582,512	$12,268,979	$219,223,105	$228,589,484	$54,657,249
Undistributed (Over-distribution of) net investment income at the end of period	$3,301,502	$1,906,787	$24,811	$488,462	$421,365	$47,996

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

	Global Value		Value Opportunities
	Year Ended 6/30/07	Year Ended 6/30/06	Year Ended 6/30/07	Year Ended 6/30/06
Operations
Net investment income	$76,101	$47,038	$2,760,445	$342,346
Net realized gain (loss) from:
Investments	884,733	194,326	10,410,719	1,069,411
Foreign currency	(9,282)	—	11	—
Futures	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	2,059,637	387,992	47,264,768	2,879,289
Foreign currency	(426)	—	(10)	—
Net increase (decrease) in net assets from operations	3,010,763	629,356	60,435,933	4,291,046
Distributions to Shareholders
From net investment income:
Class A	(46,899)	(3,808)	(1,500,116)	(15,990)
Class B	—	—	(8,089)	—
Class C	—	—	(155,520)	—
Class R	(39,526)	(11,540)	(836,917)	(14,230)
From accumulated net realized gains:
Class A	(156,985)	(6,911)	(1,310,367)	(51,530)
Class B	(13,787)	(692)	(24,048)	(1,367)
Class C	(137,778)	(8,414)	(462,457)	(27,359)
Class R	(102,310)	(17,209)	(563,686)	(29,054)
Decrease in net assets from distributions to shareholders	(497,285)	(48,574)	(4,861,200)	(139,530)
Fund Share Transactions
Proceeds from sale of shares	10,675,292	8,810,547	358,261,389	133,672,285
Proceeds from shares issued to shareholders due to reinvestment of distributions	343,018	18,101	3,418,775	78,060
	11,018,310	8,828,648	361,680,164	133,750,345
Cost of shares redeemed	(3,464,488)	(271,573)	(35,252,078)	(6,087,087)
Net increase (decrease) in net assets from Fund share transactions	7,553,822	8,557,075	326,428,086	127,663,258
Capital contribution from sub-adviser	—	—	—	—
Net increase (decrease) in net assets	10,067,300	9,137,857	382,002,819	131,814,774
Net assets at the beginning of period	11,211,976	2,074,119	133,924,183	2,109,409
Net assets at the end of period	$21,279,276	$11,211,976	$515,927,002	$133,924,183
Undistributed (Over-distribution of) net investment income at the end of period	$21,526	$41,131	$619,195	$323,133

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen NWQ Multi-Cap Value Fund (“Multi-Cap Value”), Nuveen NWQ Large-Cap Value Fund (“Large-Cap Value”), Nuveen NWQ Small/Mid-Cap Value Fund (“Small/Mid-Cap Value”), Nuveen NWQ Small-Cap Value Fund (“Small-Cap Value”), Nuveen NWQ Global Value Fund (“Global Value”) and Nuveen Tradewinds Value Opportunities Fund (“Value Opportunities”) (formerly Nuveen NWQ Value Opportunities Fund) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1996.

Effective March 1, 2006, NWQ Investment Management Company, LLC (“NWQ”) reorganized into two distinct entities: NWQ and Tradewinds Global Investors, LLC (“Tradewinds”). As a result of this reorganization, Tradewinds assumed all of the sub-advisory responsibilities for Value Opportunities. With respect to Global Value, NWQ continues to sub-advise the domestic portion of the Fund’s portfolio while Tradewinds assumed sub-advisory responsibilities for the international portion of the Fund’s portfolio. This reorganization did not impact NWQ’s sub-advisory responsibilities for Multi-Cap Value and Small-Cap Value. Additionally, this transition did not cause a change in the portfolio management of the Funds or their investment objectives or policies.

Multi-Cap Value ordinarily invests at least 80% of its assets in equity securities of companies with large, medium and small capitalizations that are selected on an opportunistic basis in an attempt to provide long-term capital appreciation.

Large-Cap Value ordinarily invests at least 80% of its assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000 Index in an attempt to provide long-term capital appreciation.

Small/Mid-Cap Value ordinarily invests at least 80% of its assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 2500 Index in an attempt to provide long-term capital appreciation.

Small-Cap Value ordinarily invests at least 80% of its assets in equity securities of companies with small capitalizations at the time of purchase that are selected on an opportunistic basis in an attempt to provide long-term capital appreciation.

Global Value ordinarily invests at least 80% of its assets in equity securities of U.S. and foreign companies in an attempt to provide long-term capital appreciation. The proportion of assets invested in foreign investments will fluctuate but generally will be within 15 percentage points of the proportion of foreign companies comprising the MSCI World Index. The Fund may also invest up to 10% of its assets in equity securities of foreign companies domiciled in emerging markets.

Value Opportunities ordinarily invests at least 80% of its assets in equity securities, including convertible securities, of companies with varying capitalizations generally ranging from $100 million to $15 billion in an attempt to provide long-term capital appreciation.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities are generally provided by an independent pricing service approved by the Funds’ Board of Trustees and based on the mean between the bid and asked prices. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant by the pricing service or the Board of Trustees’ designee. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when issued/delayed delivery purchase commitments. At June 30, 2007, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Notes to Financial Statements (continued)

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares, however, Large-Cap Value and Small/Mid-Cap Value will issue Class B Shares only upon exchange of Class B Shares from another Nuveen fund or for purposes of dividend reinvestment. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Futures Contracts

The Funds are authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is noted in the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable. Small/Mid-Cap Value was the only Fund to invest in futures contracts during the fiscal year ended June 30, 2007.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Foreign Currency Transactions

The Funds are authorized to engage in foreign currency exchange transactions, including foreign currency forward, options and futures contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain (loss) in the Statement of Operations.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

	Multi-Cap Value
	Year Ended 6/30/07		Year Ended 6/30/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	10,818,605	$268,508,603	10,389,068	$236,857,999
Class A – automatic conversion of Class B shares	42,800	1,052,576	27,409	626,109
Class B	676,609	16,516,601	1,082,888	24,152,149
Class C	5,346,510	130,268,681	7,617,996	170,099,973
Class R	5,632,776	140,629,466	5,319,603	121,475,862
Shares issued to shareholders due to reinvestment of distributions:
Class A	990,601	24,368,770	156,347	3,475,266
Class B	112,666	2,714,128	23,958	524,687
Class C	603,038	14,533,204	97,137	2,127,192
Class R	558,136	13,713,272	88,139	1,955,809
	24,781,741	612,305,301	24,802,545	561,295,046
Shares redeemed:
Class A	(4,812,101)	(121,622,643)	(2,077,618)	(47,011,348)
Class B	(312,403)	(7,741,099)	(215,562)	(4,881,089)
Class B – automatic conversion to Class A shares	(43,554)	(1,052,576)	(27,791)	(626,109)
Class C	(1,913,409)	(47,510,935)	(871,982)	(19,528,196)
Class R	(1,687,855)	(42,232,498)	(492,772)	(11,122,210)
	(8,769,322)	(220,159,751)	(3,685,725)	(83,168,952)
Net increase (decrease)	16,012,419	$392,145,550	21,116,820	$478,126,094

Notes to Financial Statements (continued)

	Large-Cap Value
	For the Period 12/15/06 (commencement of operations) through 6/30/07
	Shares	Amount
Shares sold:
Class A	113,028	$2,391,626
Class B	13,200	265,000
Class C	52,444	1,093,205
Class R	400,872	8,546,757
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—
Class B	—	—
Class C	—	—
Class R	—	—
	579,544	12,296,588
Shares redeemed:
Class A	(2,748)	(59,050)
Class B	—	—
Class C	—	—
Class R	(3,192)	(68,538)
	(5,940)	(127,588)
Net increase (decrease)	573,604	$12,169,000

	Small/Mid-Cap Value
	For the Period 12/15/06 (commencement of operations) through 6/30/07
	Shares	Amount
Shares sold:
Class A	52,945	$1,112,010
Class B	13,079	262,319
Class C	45,776	940,817
Class R	10,296,580	226,072,974
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—
Class B	—	—
Class C	—	—
Class R	—	—
	10,408,380	228,388,120
Shares redeemed:
Class A	(1,565)	(34,014)
Class B	—	—
Class C	—	—
Class R	(165,875)	(3,575,123)
	(167,440)	(3,609,137)
Net increase (decrease)	10,240,940	$224,778,983

	Small-Cap Value
	Year Ended 6/30/07		Year Ended 6/30/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,585,220	$42,258,545	1,333,486	$33,398,780
Class B	16,522	435,436	14,445	360,053
Class C	359,329	9,444,793	285,367	7,085,258
Class R	4,293,788	118,349,345	431,074	10,762,660
Shares issued to shareholders due to reinvestment of distributions:
Class A	9,390	255,254	1,129	26,264
Class B	53	1,421	14	320
Class C	969	26,014	187	4,321
Class R	19,629	535,253	501	11,666
	6,284,900	171,306,061	2,066,203	51,649,322
Shares redeemed:
Class A	(301,374)	(8,326,649)	(35,597)	(898,476)
Class B	(2,799)	(75,305)	(299)	(7,425)
Class C	(58,320)	(1,644,194)	(6,060)	(144,094)
Class R	(429,839)	(11,859,447)	(28,777)	(737,232)
	(792,332)	(21,905,595)	(70,733)	(1,787,227)
Net increase (decrease)	5,492,568	$149,400,466	1,995,470	$49,862,095

	Global Value
	Year Ended 6/30/07		Year Ended 6/30/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	167,536	$4,284,539	179,477	$4,178,364
Class B	15,264	383,152	12,409	286,356
Class C	180,091	4,616,293	151,463	3,483,915
Class R	54,720	1,391,308	36,647	861,912
Shares issued to shareholders due to reinvestment of distributions:
Class A	7,036	182,275	444	10,003
Class B	497	12,728	30	671
Class C	3,625	92,832	291	6,477
Class R	2,125	55,183	42	950
	430,894	11,018,310	380,803	8,828,648
Shares redeemed:
Class A	(99,043)	(2,617,785)	(7,695)	(178,947)
Class B	(978)	(26,311)	—	—
Class C	(13,434)	(347,974)	(3,532)	(82,394)
Class R	(17,933)	(472,418)	(447)	(10,232)
	(131,388)	(3,464,488)	(11,674)	(271,573)
Net increase (decrease)	299,506	$7,553,822	369,129	$8,557,075

Notes to Financial Statements (continued)

	Value Opportunities
	Year Ended 6/30/07		Year Ended 6/30/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,707,916	$169,532,744	2,800,243	$73,168,991
Class B	138,773	4,104,593	42,433	1,077,815
Class C	2,395,820	70,941,868	844,980	21,566,757
Class R	3,742,157	113,682,184	1,423,561	37,858,722
Shares issued to shareholders due to reinvestment of distributions:
Class A	59,808	1,779,441	2,387	56,431
Class B	764	22,505	18	420
Class C	14,133	416,563	685	15,957
Class R	40,295	1,200,266	221	5,252
	12,099,666	361,680,164	5,114,528	133,750,345
Shares redeemed:
Class A	(834,321)	(24,951,989)	(74,739)	(1,990,582)
Class B	(6,864)	(211,210)	(3,531)	(90,853)
Class C	(119,869)	(3,629,750)	(16,777)	(444,505)
Class R	(212,810)	(6,459,129)	(135,921)	(3,561,147)
	(1,173,864)	(35,252,078)	(230,968)	(6,087,087)
Net increase (decrease)	10,925,802	$326,428,086	4,883,560	$127,663,258

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended June 30, 2007, were as follows:

	Multi-Cap Value	Large-Cap Value*	Small/Mid-Cap Value*	Small-Cap Value	Global Value	Value Opportunities
Purchases	$547,108,890	$10,532,352	$209,909,680	$168,866,922	$11,690,785	$316,653,003
Sales and maturities	228,301,500	14,172	358,708	31,760,222	4,887,419	58,796,344

* For the period December 15, 2006 (commencement of operations) through June 30, 2007.

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At June 30, 2007, the cost of investments was as follows:

	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Global Value	Value Opportunities
Cost of investments	$1,296,425,095	$12,237,379	$225,617,758	$204,264,173	$18,748,743	$470,206,078

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2007, were as follows:

	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Global Value	Value Opportunities
Gross unrealized:
Appreciation	$252,756,224	$277,123	$1,858,438	$31,465,058	$2,984,834	$61,703,004
Depreciation	(49,886,038)	(202,835)	(7,077,139)	(9,672,334)	(481,912)	(18,298,456)
Net unrealized appreciation (depreciation) of investments	$202,870,186	$74,288	$(5,218,701)	$21,792,724	$2,502,922	$43,404,548

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2007, the Funds’ tax year end, were as follows:

	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Global Value	Value Opportunities
Undistributed net ordinary income *	$20,589,148	$27,239	$488,463	$4,879,582	$389,668	$11,763,488
Undistributed net long-term capital gains	31,305,510	—	—	654,786	276,331	4,669,221

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended June 30, 2007 and June 30, 2006, was designated for purposes of the dividends paid deduction as follows:

2007	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Global Value	Value Opportunities
Distributions from net ordinary income *	$30,245,242	$—	$—	$926,758	$306,095	$4,678,640
Distributions from net long-term capital gains**	31,980,136	—	—	83,870	191,190	182,560

2006	Multi-Cap Value	Small-Cap Value	Global Value	Value Opportunities
Distributions from net ordinary income*	$3,801,830	$102,331	$48,574	$139,508
Distributions from net long-term capital gains	5,479,388	—	—	—

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

** The Funds hereby designate these amounts paid during the fiscal year ended June 30, 2007, as long-term Capital gain dividends pursuant to      Internal Revenue Code Section 852(b)(3).

Post October Losses

The following Funds have elected to defer net realized losses from investments and foreign currency transactions incurred from November 1, 2006 through June 30, 2007 (“post-October losses”) in accordance with Federal income tax regulations. The following post-October losses are treated as having arisen on the first day of the following fiscal year:

Multi-Cap Value	Small/Mid-Cap Value
$123	$824,110

5. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Multi-Cap Value Fund-Level Fee Rate	Large-Cap Value Fund-Level Fee Rate	Small/Mid-Cap Value Fund-Level Fee Rate	Small-Cap Value Fund-Level Fee Rate	Global Value Fund-Level Fee Rate	Value Opportunities Fund-Level Fee Rate
For the first $125 million	.6500%	.6500%	.7500%	.8000%	.8000%	.8000%
For the next $125 million	.6375	.6375	.7375	.7875	.7875	.7875
For the next $250 million	.6250	.6250	.7250	.7750	.7750	.7750
For the next $500 million	.6125	.6125	.7125	.7625	.7625	.7625
For the next $1 billion	.6000	.6000	.7000	.7500	.7500	.7500
For net assets over $2 billion	.5750	.5750	.6750	.7250	.7250	.7250

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of June 30, 2007, the complex-level fee rate was .1828%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

Prior to August 20, 2007, the complex-level fee schedule was as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1698
$125 billion	.1617
$200 billion	.1536
$250 billion	.1509
$300 billion	.1490

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ and Tradewinds, of which Nuveen owns a controlling interest while key management of NWQ and Tradewinds owns a non-controlling minority interest. NWQ and Tradewinds are compensated for their services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of the Funds in order to limit operating expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) in the amounts and for the time periods stated in the table below. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

	Current Expense Cap	Current Expense Cap Expiration Date	Permanent Expense Cap
NWQ Multi-Cap Value	—%	—	—%
NWQ Large-Cap Value	1.10	October 31, 2010	1.35
NWQ Small/Mid-Cap Value	1.20	October 31, 2010	1.45
NWQ Small-Cap Value	1.25	July 31, 2009	1.50
NWQ Global Value	1.45	October 31, 2009	1.55
Tradewinds Value Opportunities	1.25	July 31, 2009	1.50

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

During the fiscal year ended June 30, 2007, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Multi-Cap Value	Large-Cap Value*	Small/Mid-Cap Value*	Small-Cap Value	Global Value	Value Opportunities
Sales charges collected (unaudited)	$1,878,860	$23,525	$6,835	$129,540	$40,148	$1,159,933
Paid to financial intermediaries (unaudited)	1,652,989	20,515	6,094	121,444	35,474	1,037,278

*	For the period December 15, 2006 (commencement of operations) through June 30, 2007.

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 2007, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Multi-Cap Value	Large-Cap Value*	Small/Mid-Cap Value*	Small-Cap Value	Global Value	Value Opportunities
Commission advances (unaudited)	$1,946,955	$8,207	$7,736	$173,462	$53,173	$995,713

*	For the period December 15, 2006 (commencement of operations) through June 30, 2007.

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 2007, the Distributor retained such 12b-1 fees as follows:

	Multi-Cap Value	Large-Cap Value*	Small/Mid-Cap Value*	Small-Cap Value	Global Value	Value Opportunities
12b-1 fees retained (unaudited)	$2,231,512	$4,407	$3,980	$115,975	$47,184	$512,611

*	For the period December 15, 2006 (commencement of operations) through June 30, 2007.

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended June 30, 2007, as follows:

	Multi-Cap Value	Large-Cap Value*	Small/Mid-Cap Value*	Small-Cap Value	Global Value	Value Opportunities
CDSC retained (unaudited)	$259,077	$—	$—	$9,317	$3,813	$90,657

*	For the period December 15, 2006 (commencement of operations) through June 30, 2007.

During the fiscal year ended June 30, 2006, NWQ reimbursed Small-Cap Value $9,060, representing an earnings credit due to lost return opportunities attributable to its delay in investing a $500,000 inflow into the Fund. Although the amount was at all times invested in short-term fixed-income investments, NWQ reimbursed the Fund for an amount equivalent to the extra return it believed the Fund would have generated during the period had this amount been invested in securities held in the Fund’s portfolio of equity investments.

At June 30, 2007, Nuveen owned 12,500 shares of each class of Large-Cap Value and Small/Mid-Cap Value.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with an investor group majority-led by Madison Dearborn Partners, LLC. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The investor group includes affiliates of Merrill Lynch, Wachovia, Citigroup, Deutsche Bank and Morgan Stanley. It is anticipated that Merrill Lynch and its affiliates will be indirect “affiliated persons” (as that term is defined in the Investment Company Act of 1940) of the Funds. One important implication of this is that the Funds will not be able to buy or sell securities to or from Merrill Lynch, but the portfolio management teams and Fund management do not expect that this will significantly impact the ability of the Funds to pursue their investment objectives and policies. Under the terms of the

Notes to Financial Statements (continued)

merger, each outstanding share of Nuveen Investments’ common stock (other than dissenting shares) will be converted into the right to receive a specified amount of cash, without interest. The merger is expected to be completed by the end of the year, subject to customary conditions, including obtaining the approval of Nuveen Investments shareholders, obtaining necessary fund and client consents sufficient to satisfy the terms of the Merger Agreement, and expiration of certain regulatory waiting periods. The obligations of Madison Dearborn Partners, LLC to consummate the merger are not conditioned on its obtaining financing.

The consummation of the merger will be deemed to be an “assignment” (as defined in the 1940 Act) of the investment management agreement between each Fund and the Adviser, and will result in the automatic termination of each Fund’s agreement. Prior to the consummation of the merger, it is anticipated that the Board of Trustees of each Fund will consider a new investment management agreement with the Adviser. If approved by the Board, the new agreement would be presented to the Fund’s shareholders for approval, and, if so approved by shareholders, would take effect upon consummation of the merger. There can be no assurance that the merger described above will be consummated as contemplated or that necessary shareholder approvals will be obtained.

6. New Accounting Pronouncements

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund’s last NAV calculation in the first required financial statement reporting period. As a result, the Funds must begin to incorporate FIN 48 into their NAV calculations by December 31, 2007. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
MULTI-CAP VALUE											Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate
Class A (12/02)
Year Ended 6/30:
2007	$23.81	$.18	$3.43	$3.61	$(.13)	$(1.14)	$(1.27)	$26.15	15.51%	$634,123	1.24%		.71%	1.24%		.71%	1.24%		.71%	19%
2006	20.60	.15	3.42	3.57	(.06)	(.30)	(.36)	23.81	17.45	409,788	1.33		.65	1.33		.65	1.33		.65	9
2005	18.56	.11	2.15	2.26	(.05)	(.17)	(.22)	20.60	12.20	179,548	1.36		.54	1.36		.54	1.36		.54	14
2004	14.60	.04	4.38	4.42	(.02)	(.44)	(.46)	18.56	30.75	58,279	1.48		.20	1.48		.20	1.48		.20	21
4/01/03– 6/30/03	11.54	.02	3.04	3.06	—	—	—	14.60	26.52	4,732	1.66	*	.59 *	1.66	*	.59 *	1.66	*	.60 *	13
12/09/02– 3/31/03	11.86	—	(.27)	(.27)	(.05)	—	(.05)	11.54	(2.26)	294	1.78	*	(.07 )*	1.75	*	(.04 )*	1.75	*	(.04 )*	52
Class B (12/02)
Year Ended 6/30:
2007	23.42	(.01)	3.37	3.36	—	(1.14)	(1.14)	25.64	14.65	75,067	2.00		(.04)	2.00		(.04)	2.00		(.04)	19
2006	20.37	(.02)	3.37	3.35	—	(.30)	(.30)	23.42	16.57	58,423	2.08		(.10)	2.08		(.10)	2.08		(.10)	9
2005	18.45	(.04)	2.13	2.09	—	(.17)	(.17)	20.37	11.35	33,216	2.10		(.20)	2.10		(.20)	2.10		(.20)	14
2004	14.61	(.09)	4.37	4.28	—	(.44)	(.44)	18.45	29.76	9,322	2.23		(.53)	2.23		(.53)	2.23		(.53)	21
4/01/03– 6/30/03	11.58	—	3.03	3.03	—	—	—	14.61	26.17	193	2.43	*	(.08 )*	2.43	*	(.08 )*	2.43	*	(.08 )*	13
12/09/02– 3/31/03	11.86	(.04)	(.24)	(.28)	—	—	—	11.58	(2.36)	20	3.29	*	(1.95)*	2.50	*	(1.16)*	2.50	*	(1.16)*	52
Class C (12/02)
Year Ended 6/30:
2007	23.42	(.01)	3.37	3.36	—	(1.14)	(1.14)	25.64	14.64	441,048	1.99		(.04)	1.99		(.04)	1.99		(.04)	19
2006	20.37	(.02)	3.37	3.35	—	(.30)	(.30)	23.42	16.57	308,339	2.08		(.10)	2.08		(.10)	2.08		(.10)	9
2005	18.45	(.04)	2.13	2.09	—	(.17)	(.17)	20.37	11.35	128,758	2.11		(.21)	2.11		(.21)	2.10		(.21)	14
2004	14.62	(.09)	4.36	4.27	—	(.44)	(.44)	18.45	29.67	30,085	2.23		(.53)	2.23		(.53)	2.23		(.53)	21
4/01/03– 6/30/03	11.58	(.01)	3.05	3.04	—	—	—	14.62	26.25	416	2.44	*	(.33 )*	2.44	*	(.33 )*	2.44	*	(.33 )*	13
12/09/02– 3/31/03	11.86	(.02)	(.26)	(.28)	—	—	—	11.58	(2.36)	2	2.50	*	(.62 )*	2.50	*	(.62 )*	2.50	*	(.62 )*	52
Class R (11/97)
Year Ended 6/30:
2007	23.76	.24	3.42	3.66	(.19)	(1.14)	(1.33)	26.09	15.77	350,370.99			.96	.99		.96	.99		.96	19
2006	20.55	.20	3.42	3.62	(.11)	(.30)	(.41)	23.76	17.77	212,033	1.09		.90	1.09		.90	1.09		.90	9
2005	18.52	.15	2.15	2.30	(.10)	(.17)	(.27)	20.55	12.43	82,413	1.10		.78	1.10		.78	1.10		.78	14
2004	14.57	.06	4.38	4.44	(.05)	(.44)	(.49)	18.52	31.02	46,546	1.24		.39	1.24		.39	1.24		.39	21
4/01/03– 6/30/03	11.51	.02	3.04	3.06	—	—	—	14.57	26.59	26,777	1.41	*	.56 *	1.41	*	.56 *	1.41	*	.56 *	13
Year Ended 3/31:
2003(e)	13.92	.08	(2.38)	(2.30)	(.11)	—	(.11)	11.51	(16.52)	21,795	1.61		.37	1.36		.62	1.36		.62	52

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may be different from the price used in the calculation. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	Information represents the performance history of the PBHG Special Equity Fund prior to the December 6, 2002 reorganization and the Nuveen NWQ Multi-Cap Value Fund subsequent to the reorganization.

See accompanying notes to financial statements.

Selected data for a share outstanding throughout the period:

Class (Inception Date)
		Investment Operations				Less Distributions					Ratios/Supplemental Data
LARGE-CAP VALUE												Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/06)
Year Ended 6/30:
2007(e)	$20.00	$.12		$1.26	$1.38	$—	$—	$—	$21.38	6.90%	$2,358	3.12	%*	(.84	)%*	1.33	%*	.95	%*	1.26	%*	1.02	%*	—%
Class B (12/06)
Year Ended 6/30:
2007(e)	20.00	—	**	1.30	1.30	—	—	—	21.30	6.50	281	4.68	*	(2.66	)*	2.08	*	(.06	)*	2.01	*	.01	*	—
Class C (12/06)
Year Ended 6/30:
2007(e)	20.00	.02		1.28	1.30	—	—	—	21.30	6.50	1,117	3.83	*	(1.62	)*	2.08	*	.13	*	2.01	*	.20	*	—
Class R (12/06)
Year Ended 6/30:
2007(e)	20.00	.15		1.26	1.41	—	—	—	21.41	7.05	8,513	2.65	*	(.32	)*	1.08	*	1.25	*	1.01	*	1.32	*	—

*	Annualized.
**	Per share Net Investment Income (Loss) rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may be different from the price used in the calculation. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 15, 2006 (commencement of operations) through June 30, 2007.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a share outstanding throughout the period:

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
SMALL/MID-CAP VALUE											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/06)
Year Ended 6/30:
2007(e)	$20.00	$.15	$1.22	$1.37	$—	$—	$—	$21.37	6.85%	$1,098	2.54	%*	.23	%*	1.43	%*	1.34	%*	1.41	%*	1.36	%*	1%
Class B (12/06)
Year Ended 6/30:
2007(e)	20.00	.02	1.27	1.29	—	—	—	21.29	6.45	279	4.09	*	(1.70	)*	2.19	*	.20	*	2.17	*	.22	*	1
Class C (12/06)
Year Ended 6/30:
2007(e)	20.00	.05	1.23	1.28	—	—	—	21.28	6.40	974	3.22	*	(.65	)*	2.18	*	.39	*	2.16	*	.41	*	1
Class R (12/06)
Year Ended 6/30:
2007(e)	20.00	.49	.92	1.41	—	—	—	21.41	7.05	216,872	1.49	*	3.93	*	1.16	*	4.25	*	1.15	*	4.27	*	1

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may be different from the price used in the calculation. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 15, 2006 (commencement of operations) through June 30, 2007.

See accompanying notes to financial statements.

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations				Less Distributions						Ratios/Supplemental Data
SMALL-CAP VALUE													Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)		Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/04)
Year Ended 6/30:
2007	$26.10	$.13		$4.05	$4.18	$(.04)	$(.12)	$(.16)	$30.12	16.09%		$78,081	1.50%		.44%		1.49%		.46%		1.49%		.46%		24%
2006 2005(e)	20.84 20.00	.13 .05		5.48 .79	5.61 .84	(.08 —)	(.27 —)	(.35 —)	26.10 20.84	27.08 4.20	**	33,907 3	1.95 2.85	*	(.02 (.96	) )*	1.42 1.49	*	.51 .40	*	1.40 1.42	*	.53 .47	*	26 22
Class B (12/04)
Year Ended 6/30:
2007	25.89	(.08)		4.00	3.92	—	(.12)	(.12)	29.69	15.15		833	2.25		(.31)		2.24		(.30)		2.24		(.30)		24
2006 2005(e)	20.76 20.00	(.07 (.03	) )	5.47 .79	5.40 .76	— —	(.27 —)	(.27 —)	25.89 20.76	26.17 3.80	**	370 3	2.75 3.60	*	(.91 (1.70	) )*	2.16 2.24	*	(.33 (.35	) )*	2.14 2.17	*	(.31 (.28	) )*	26 22
Class C (12/04)
Year Ended 6/30:
2007	25.91	(.08)		4.02	3.94	—	(.12)	(.12)	29.73	15.26		17,290	2.25		(.31)		2.24		(.30)		2.24		(.30)		24
2006 2005(e)	20.76 20.00	(.07 (.03	) )	5.49 .79	5.42 .76	— —	(.27 —)	(.27 —)	25.91 20.76	26.22 3.80	**	7,244 3	2.73 3.60	*	(.86 (1.70	) )*	2.17 2.24	*	(.30 (.35	) )*	2.15 2.17	*	(.28 (.28	) )*	26 22
Class R (12/04)
Year Ended 6/30:
2007	26.15	.23		4.03	4.26	(.11)	(.12)	(.23)	30.18	16.41		132,385	1.22		.81		1.22		.81		1.22		.81		24
2006 2005(e)	20.87 20.00	.16 .08		5.52 .79	5.68 .87	(.13 —)	(.27 —)	(.40 —)	26.15 20.87	27.41 4.35	**	13,137 2,079	1.73 2.61	*	.07 (.72	)*	1.17 1.25	*	.63 .64	*	1.15 1.17	*	.65 .72	*	26 22

*	Annualized.
**	During the fiscal year ended June 30, 2006, NWQ reimbursed Small-Cap Value $9,060 for a cash balance maintained in the Fund. This reimbursement did not have an impact on the Fund’s Class A total return, but resulted in an increase of .05% in each of the total returns for Class B, C and R.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may be different from the price used in the calculation. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 9, 2004 (commencement of operations) through June 30, 2005.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
GLOBAL VALUE											Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/04)
Year Ended 6/30:
2007	$23.95	$.17	$4.48	$4.65	$(.18)	$(.63)	$(.81)	$27.79	19.67%	$6,888	1.82%		.52%	1.68%		.66%		1.68%		.67%		31%
2006	20.71	.27	3.20	3.47	(.06)	(.17)	(.23)	23.95	16.81	4,128	2.32		.43	1.69		1.06		1.61		1.14		21
2005(e)	20.00	.10	.61	.71	—	—	—	20.71	3.55	3	2.87	*	(.41 )*	1.72	*	.74	*	1.58	*	.88	*	6
Class B (12/04)
Year Ended 6/30:
2007	23.74	(.02)	4.42	4.40	—	(.63)	(.63)	27.51	18.73	752	2.54		(.19)	2.44		(.09)		2.44		(.08)		31
2006	20.63	.07	3.21	3.28	—	(.17)	(.17)	23.74	15.94	298	3.12		(.47)	2.44		.21		2.36		.29		21
2005(e)	20.00	.01	.62	.63	—	—	—	20.63	3.15	3	3.62	*	(1.16)*	2.47	*	(.01	)*	2.33	*	.13	*	6
Class C (12/04)
Year Ended 6/30:
2007	23.75	(.02)	4.43	4.41	—	(.63)	(.63)	27.53	18.76	8,771	2.53		(.17)	2.44		(.07)		2.43		(.07)		31
2006	20.63	.07	3.22	3.29	—	(.17)	(.17)	23.75	15.99	3,524	3.06		(.39)	2.44		.22		2.36		.31		21
2005(e)	20.00	.01	.62	.63	—	—	—	20.63	3.15	3	3.62	*	(1.16)*	2.47	*	(.01	)*	2.33	*	.13	*	6
Class R (12/04)
Year Ended 6/30:
2007	24.00	.24	4.48	4.72	(.24)	(.63)	(.87)	27.85	19.95	4,868	1.58		.78	1.43		.93		1.43		.93		31
2006	20.74	.22	3.32	3.54	(.11)	(.17)	(.28)	24.00	17.15	3,261	2.09		.22	1.44		.88		1.36		.96		21
2005(e)	20.00	.13	.61	.74	—	—	—	20.74	3.70	2,066	2.59	*	(.13 )*	1.44	*	1.02	*	1.33	*	1.13	*	6

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may be different from the price used in the calculation. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 9, 2004 (commencement of operations) through June 30, 2005.

See accompanying notes to financial statements.

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
VALUE OPPORTUNITIES											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
	Beginning Net Asset Value	Net Invest -ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/04)
Year Ended 6/30:
2007	$26.90	$.30	$5.83	$6.13	$(.29)	$(.26)	$(.55)	$32.48	22.98%	$248,827	1.39%		.99%		1.39%		.99%		1.39%		.99%		23%
2006	21.07	.28	5.88	6.16	(.07)	(.26)	(.33)	26.90	29.45	73,389	1.63		.94		1.49		1.09		1.48		1.09		29
2005(e)	20.00	.08	.99	1.07	—	—	—	21.07	5.35	3	3.12	*	(1.10	)*	1.51	*	.52	*	1.30	*	.73	*	45
Class B (12/04)
Year Ended 6/30:
2007	26.66	.07	5.76	5.83	(.08)	(.26)	(.34)	32.15	22.04	5,521	2.14		.24		2.14		.24		2.14		.24		23
2006	20.98	.09	5.85	5.94	—	(.26)	(.26)	26.66	28.49	1,041	2.40		.16		2.24		.33		2.23		.34		29
2005(e)	20.00	—	.98	.98	—	—	—	20.98	4.90	3	3.87	*	(1.85	)*	2.26	*	(.23	)*	2.05	*	(.02	)*	45
Class C (12/04)
Year Ended 6/30:
2007	26.66	.07	5.77	5.84	(.08)	(.26)	(.34)	32.16	22.04	100,295	2.14		.24		2.14		.24		2.14		.24		23
2006	20.98	.08	5.86	5.94	—	(.26)	(.26)	26.66	28.49	22,102	2.40		.15		2.24		.31		2.23		.32		29
2005(e)	20.00	—	.98	.98	—	—	—	20.98	4.90	3	3.87	*	(1.85	)*	2.26	*	(.23	)*	2.05	*	(.02	)*	45
Class R (12/04)
Year Ended 6/30:
2007	26.95	.39	5.82	6.21	(.36)	(.26)	(.62)	32.54	23.30	161,284	1.14		1.28		1.14		1.28		1.14		1.28		23
2006	21.09	.31	5.93	6.24	(.12)	(.26)	(.38)	26.95	29.80	37,393	1.48		.98		1.24		1.22		1.23		1.23		29
2005(e)	20.00	.11	.98	1.09	—	—	—	21.09	5.45	2,102	2.86	*	(.84	)*	1.24	*	.77	*	1.05	*	.97	*	45

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may be different from the price used in the calculation. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 9, 2004 (commencement of operations) through June 30, 2005.

See accompanying notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund, Nuveen NWQ Small-Cap Value Fund, Nuveen NWQ Global Value Fund and Nuveen Tradewinds Value Opportunities Fund (each a series of the Nuveen Investment Trust, hereafter referred to as the “Funds”) at June 30, 2007, the results of each of their operations for the periods indicated, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

August 22, 2007

Annual Investment Management Agreement Approval Process

The Board Members are responsible for overseeing the performance of the investment adviser to the Funds and determining whether to approve or continue the advisory arrangements. At the annual review meeting held on May 21, 2007 (the “May Meeting”), the Board Members of the Funds, including the Independent Board Members, unanimously approved the continuance of the respective Investment Management Agreement between Nuveen Asset Management (“NAM” or “Adviser”) and each of the following Funds: NWQ Multi-Cap Value Fund, Nuveen NWQ Small-Cap Value Fund, Nuveen NWQ Global Value Fund and Nuveen Tradewinds Value Opportunities Fund (each an “Existing Fund”); the Sub-Advisory Agreement between NAM and NWQ Investment Management Company, LLC (“NWQ”) on behalf of each of the following Funds: NWQ Multi-Cap Value Fund, NWQ Small-Cap Value Fund and NWQ Global Value Fund; and the Sub-Advisory Agreement between NAM and Tradewinds Global Investors, LLC (“Tradewinds”) on behalf of NWQ Global Value Fund and the Tradewinds Value Opportunities Fund.

With respect to the Nuveen NWQ Large-Cap Value Fund and Nuveen NWQ Small/Mid-Cap Value Fund (each a “New Fund”), the Investment Management Agreement between each New Fund and NAM and the Sub-Advisory Agreement between NAM and NWQ were initially approved at a meeting held on November 14-16, 2006 (the “Initial Approval Meeting”), and therefore were not up for renewal at the May Meeting.

NWQ and Tradewinds are each a Sub-Adviser. The foregoing Investment Management Agreements with NAM and the Sub-Advisory Agreements with the Sub-Advisers are hereafter referred to as “Original Investment Management Agreements” and “Original Sub-Advisory Agreements,” respectively. Further, NAM and each Sub-Adviser are referred to herein as a “Fund Adviser.”

Subsequent to the May Meeting and Initial Approval Meeting, Nuveen Investments, Inc. (“Nuveen”), the parent company of NAM, entered into a merger agreement providing for the acquisition of Nuveen by Windy City Investments, Inc., a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm (the “Transaction”). Each Original Investment Management Agreement and Original Sub-Advisory Agreement, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”) provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). Any change in control of the adviser is deemed to be an assignment. The consummation of the Transaction will result in a change of control of NAM as well as its affiliated sub-advisers and therefore cause the automatic termination of each Original Investment Management Agreement and Original Sub-Advisory Agreement, as required by the 1940 Act. Accordingly, in anticipation of the Transaction, at a meeting held on July 31, 2007 (the “July Meeting”), the Board Members, including the Independent Board Members, unanimously approved new Investment Management Agreements (the “New Investment Management Agreements”) with NAM on behalf of each Fund and new Sub-Advisory Agreements (the “New Sub-Advisory Agreements”) between NAM and the respective Sub-Adviser on behalf of each Fund to take effect immediately after the Transaction or shareholder approval of the new advisory contracts, whichever is later. The 1940 Act also requires that each New Investment Management Agreement and New Sub-Advisory Agreement be approved by the respective Fund’s shareholders in order for it to become effective. Accordingly, to ensure continuity of advisory services, the Board Members, including the Independent Board Members, unanimously approved Interim Investment Management Agreements and Interim Sub-Advisory Agreements to take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements and New Sub-Advisory Agreements.

Because the information provided and considerations made at the annual and initial reviews continue to be relevant with respect to the evaluation of the New Investment Management Agreements and New Sub-Advisory Agreements, the Board considered the foregoing as part of its deliberations of the New Investment Management Agreements and New Sub-Advisory Agreements. Accordingly, as indicated, the discussions immediately below outline the materials and information presented to the Board in connection with the Board’s prior annual or initial review and the analysis undertaken and the conclusions reached by the Board Members when determining to approve or continue the Original Investment Management Agreements and Original Sub-Advisory Agreements.

I. Approval of the Original Investment Management Agreements and Original Sub-Advisory Agreements

During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Advisers and the performance of the Funds (as applicable). At each of its quarterly meetings, the Board reviewed investment performance (as applicable) and various matters relating to the operations of the Funds and other Nuveen funds, including the compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by the Fund Adviser. Between the regularly scheduled quarterly meetings, the Board Members received information on particular matters as the need arose. In addition, because the Adviser and Sub-Advisers to the New Funds already serve in such respective capacities for other Nuveen funds, the information provided regarding the applicable Fund Adviser at the annual review at the May Meeting supplemented the information received at the initial approvals.

In preparation for their considerations at the May Meeting, Independent Board Members also received extensive materials, well in advance of the meeting, which outlined or are related to, among other things:

•	the nature, extent and quality of services provided by the Fund Adviser;

•	the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	each Existing Fund’s past performance as well as the Existing Fund’s performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to recognized and/or customized benchmarks (as appropriate);

•	the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

•	the expenses of the Fund Adviser in providing the various services;

•	the advisory fees and total expense ratios of each Existing Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the “Peer Universe”) as well as compared to a subset of funds within the Peer Universe (the “Peer Group”) of the respective Existing Fund (as applicable);

•	the advisory fees the Fund Adviser assesses to other types of investment products or clients;

•	the soft dollar practices of the Fund Adviser, if any; and

•	from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the Initial Approval Meeting, the Board Members received in advance of such meeting or at prior meetings similar materials, including the nature, extent and quality of services expected to be provided; the organization and operations of the Fund Adviser (including the responsibilities of various departments and key personnel); the expertise and background of the Fund Adviser; the profitability of Nuveen (which includes its wholly-owned advisory subsidiaries); the proposed management fees, including comparisons with peers; the expected expenses of the respective New Fund, including comparisons of the expense ratios with peers; and the soft dollar practices of the Fund Adviser. However, unlike Existing Funds, the New Funds did not have actual past performance at the time of approval.

At the May Meeting, NAM made a presentation to, and responded to questions from, the Board. At the May Meeting and applicable Initial Approval Meeting, the Independent Board Members met privately with their legal counsel to review the Board’s duties in reviewing advisory contracts and considering the approval or renewal of the advisory contracts (which include the sub-advisory contracts). The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission (“SEC”) directives relating to the approval or renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to each Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser (as applicable); (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of the Fund’s investors. In addition, as noted, the Board Members met regularly throughout the year to oversee the Nuveen funds. In evaluating the advisory contracts, the Board Members also relied upon their knowledge of the respective Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year. It is with this background that the Board Members considered each advisory contract.

A. Nature, Extent and Quality of Services

In considering the approval or renewal of the Original Investment Management Agreements and Original Sub-Advisory Agreements, the Board Members considered the nature, extent and quality of the respective Fund Adviser’s services. The Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide or are expected to provide to the Funds; the performance record of the Fund (as described in further detail below); and at the annual review, any initiatives Nuveen had taken for the applicable fund product line. As noted, the Board Members were already familiar with the organization, operations and personnel of each respective Fund Adviser due to the Board Members’ experience in governing the respective Funds and working with such Fund Advisers on matters relating to the Nuveen funds. At the May Meeting, the Board Members also recognized NAM’s investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. The Board Members recognized NAM’s investment of resources and efforts to continue to enhance and refine its investment processes.

With respect to Sub-Advisers, the Board Members also received and reviewed an evaluation of each Sub-Adviser from NAM at the annual review. Such evaluation outlined, among other things, the respective Sub-Adviser’s organizational history, client base, product mix, investment team and any changes thereto, investment process and any changes to its investment strategy, and the Funds’ investment objectives and performance (as applicable). At the May Meeting, the Board Members noted that NAM recommended the renewal of the applicable Original Sub-Advisory Agreements and considered the basis for such recommendations and any qualifications in connection therewith.

In its review of the Sub-Advisers, the Board Members also considered, among other things, the experience of the investment personnel, the quality of the Sub-Adviser’s investment processes in making portfolio management decisions and any additional refinements and improvements adopted to the portfolio management processes and Fund performance. As the Sub-Advisers advise various Nuveen funds, the Board Members are already familiar with the organization, operations, personnel and investment process

Annual Investment Management Agreement Approval Process (continued)

of the respective Sub-Adviser. During the last year, the Board Members noted that they visited several Sub-Advisers meeting their key investment and business personnel. In this regard, the Board Members visited NWQ and Tradewinds in February, 2007. The Board Members noted such Sub-Advisers’ experienced investment teams. With respect to the Funds sub-advised by NWQ, the Board Members also noted the depth of experience of their respective personnel and disciplined investment process at the annual review.

In addition to advisory services, the Independent Board Members considered the quality of administrative and non-advisory services provided by NAM and noted that NAM and its affiliates provide the Funds with a wide variety of services and officers and other personnel as are necessary for the operations of the Funds, including:

•	product management;

•	fund administration;

•	oversight by shareholder services and other fund service providers;

•	administration of Board relations;

•	regulatory and portfolio compliance; and

•	legal support.

As the Funds operate in a highly regulated industry and given the importance of compliance, the Board Members considered, in particular, NAM’s compliance activities for the Funds and enhancements thereto. In this regard, the Board Members recognized the quality of NAM’s compliance team. The Board Members also considered NAM’s ability and procedures to monitor the respective Sub-Adviser’s performance, business practices and compliance policies and procedures. The Board Members further noted NAM’s negotiations with other service providers and the corresponding reduction in certain service providers’ fees at the May Meeting.

With respect to Sub-Advisers, the Board Members noted that the sub-advisory agreements were essentially agreements for portfolio management services only and the respective Sub-Adviser was not expected to supply other significant administrative services to the Funds.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Original Investment Management Agreement or Original Sub-Advisory Agreement, as applicable, were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

At the May Meeting, the Board considered the investment performance for each Existing Fund, including the Existing Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). The Board Members also reviewed the respective Existing Fund’s historic performance compared to recognized and/or customized benchmarks (as applicable).

In evaluating the performance information during the annual review at the May Meeting, in certain instances, the Board Members noted that the closest Performance Peer Group for an Existing Fund may not adequately reflect such Existing Fund’s investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund’s performance with that of the Performance Peer Group. These Performance Peer Groups include those for: the Nuveen Tradewinds Value Opportunities Fund, the Nuveen Santa Barbara Growth Fund, and the Nuveen Multi-Strategy Income Fund (although the Nuveen Multi-Strategy Income Fund has been reclassified in a more appropriate peer group for 2007).

The Board Members reviewed performance information including, among other things, total return information compared with the Existing Fund’s Performance Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2006. This information supplemented the performance information provided to the Board at each of its quarterly meetings. Based on their review at the May Meeting, the Board Members determined that the respective Existing Fund’s investment performance over time had been satisfactory.

With respect to New Funds, the Funds did not have their own performance history at their Initial Approval Meeting. However, in certain cases, the Board Members received performance information regarding the proposed investment strategies for the applicable New Fund (if available). In addition, the Board Members were also familiar with the Fund Adviser’s performance record on other Nuveen funds (as applicable).

C. Fees, Expenses and Profitability

1. Fees and Expenses

During the annual review, the Board evaluated the management fees and expenses of each Existing Fund reviewing, among other things, such Fund’s advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for an Existing Fund, the Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by

Nuveen. The Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group had significant overlap or even consisted entirely of the same unaffiliated funds. In reviewing the comparisons of fee and expense information, the Board Members recognized that in certain cases, the size of the Existing Fund relative to peers, the small size and odd composition of the Peer Group (including differences in objectives and strategies), expense anomalies, timing of information used or other factors impacting the comparisons thereby limited some of the usefulness of the comparative data. Based on their review of the fee and expense information provided, the Board Members determined that each Existing Fund’s net total expense ratio was within an acceptable range compared to peers.

With respect to New Funds at the Initial Approval Meeting, the Board similarly considered the New Fund’s proposed management fee structure, its sub-advisory fee arrangements and expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable, unaffiliated funds and comparable, affiliated funds (if any). The Board Members also considered the applicable fund-level breakpoint schedule and complex-wide breakpoint schedule. Based on their review of the overall fee arrangements of the respective New Funds, the Board Members determined that the advisory fees and expected expenses of the applicable New Funds were reasonable.

2. Comparisons with the Fees of Other Clients

At the annual review, the Board Members further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. Such clients include NAM’s separately managed accounts and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Nuveen funds (including the Funds). The Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members noted, in particular, that the range of services provided to the Nuveen funds (as discussed above) is much more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. The Board Members noted that the Nuveen funds operate in a highly regulated industry requiring extensive compliance functions compared to other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Nuveen funds, the Board Members believe such facts justify the different levels of fees.

With respect to Sub-Advisers, in considering the fees of a Sub-Adviser at the annual review, the Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients, as applicable.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. At the annual review, the Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Board Members noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen’s corporate finance group. The Board Members considered Nuveen’s profitability compared with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses. Further, the Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Board Members reviewed Nuveen’s methodology at the annual review and assumptions for allocating expenses across product lines to determine profitability. Last year, the Board Members also designated an Independent Board Member as a point person for the Board to review the methodology determinations during the year and any refinements thereto, which relevant information produced from such process was reported to the full Board. In reviewing profitability, the Board Members recognized Nuveen’s increased investment in its fund business. Based on its review, the Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are

Annual Investment Management Agreement Approval Process (continued)

expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangement of each Existing Fund, the Board Members determined that the advisory fees and expenses were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Board Members recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved a complex-wide fee arrangement in 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Board Members noted that the last complex-wide asset level breakpoint for the complex-wide fee schedule was at $91 billion and that the Board Members anticipated further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders, subject to further evaluation of the complex-wide fee schedule as assets in the complex increase. See Section II, Paragraph D – “Approval of the New Investment Management Agreements and New Sub-Advisory Agreements – Economies of Scale and Whether Fee Levels Reflect These Economies of Scale” for information regarding subsequent modifications to the complex-wide fee.

E. Indirect Benefits

In evaluating fees, the Board Members also considered any indirect benefits or profits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, during the annual review, the Board Members considered, among other things, any sales charges and distribution fees received and retained by the Funds’ principal underwriter, Nuveen Investments, LLC, an affiliate of NAM. The Board Members also recognized that an affiliate of NAM provides distribution and shareholder services to the Funds and their shareholders for which it may be compensated pursuant to a 12b-1 plan. The Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. With respect to NWQ and Tradewinds, the Board Members considered that such Sub-Advisers may benefit from their soft dollar arrangements pursuant to which the respective Sub-Adviser receives research from brokers that execute the applicable Fund’s portfolio transactions. For these Sub-Advisers, the Board Members noted that such Sub-Advisers’ profitability may be lower if they were required to pay for this research with hard dollars.

Based on their review, the Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling in their considerations to initially approve or continue an advisory contract. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Original Investment Management and Original Sub-Advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Investment Management Agreements and the Original Sub-Advisory Agreements be approved or renewed (as applicable).

II. Approval of the New Investment Management Agreements and New Sub-Advisory Agreements

Following the May Meeting, the Board Members were advised of the potential Transaction. As noted above, the completion of the Transaction would terminate each of the Original Investment Management Agreements and Original Sub-Advisory Agreements. Accordingly, at the July Meeting, the Board of each Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreements and New Sub-Advisory Agreements on behalf of the respective Funds. Leading up to the July Meeting, the Board Members had several meetings and deliberations with and without Nuveen management present, and with the advice of legal counsel, regarding the proposed Transaction as outlined below.

On June 8, 2007, the Board Members held a special telephonic meeting to discuss the proposed Transaction. At that meeting, the Board Members established a special ad hoc committee comprised solely of Independent Board Members to focus on the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On June 15, 2007, the ad hoc committee discussed with representatives of NAM the Transaction and modifications to the complex-wide fee schedule that would generate additional fee savings at specified levels of complex-wide asset growth. Following the foregoing meetings and several subsequent telephonic conferences among Independent Board Members and independent counsel, and between Independent Board Members and representatives of Nuveen, the Board met on June 18, 2007 to further discuss the proposed

Transaction. Immediately prior to and then again during the June 18, 2007 meeting, the Independent Board Members met privately with their independent legal counsel. At that meeting, the Board met with representatives of MDP, of Goldman Sachs, Nuveen’s financial adviser in the Transaction, and of the Nuveen Board to discuss, among other things, the history and structure of MDP, the terms of the proposed Transaction (including the financing terms), and MDP’s general plans and intentions with respect to Nuveen (including with respect to management, employees, and future growth prospects). On July 9, 2007, the Board also met to be updated on the Transaction as part of a special telephonic Board meeting. The Board Members were further updated at a special in-person Board meeting held on July 19, 2007 (one Independent Board Member participated telephonically). Subsequently, on July 27, 2007, the ad hoc committee held a telephonic conference with representatives of Nuveen and MDP to further discuss, among other things, the Transaction, the financing of the Transaction, retention and incentive plans for key employees, the effect of regulatory restrictions on transactions with affiliates after the Transaction, and current volatile market conditions and their impact on the Transaction.

In connection with their review of the New Investment Management Agreements and New Sub-Advisory Agreements, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by NAM and its affiliates.

The Independent Board Members received, well in advance of the July Meeting, materials which outlined, among other things:

•	the structure and terms of the Transaction, including MDP’s co-investor entities and their expected ownership interests, and the financing arrangements that will exist for Nuveen following the closing of the Transaction;

•	the strategic plan for Nuveen following the Transaction;

•	the governance structure for Nuveen following the Transaction;

•	any anticipated changes in the operations of the Nuveen funds following the Transaction, including changes to NAM’s and Nuveen’s day-to-day management, infrastructure and ability to provide advisory, distribution or other applicable services to the Funds;

•	any changes to senior management or key personnel who work on Fund related matters (including portfolio management, investment oversight, and legal/compliance) and any retention or incentive arrangements for such persons;

•	any anticipated effect on each Fund’s expense ratio (including advisory fees) following the Transaction;

•	any benefits or undue burdens imposed on the Funds as a result of the Transaction;

•	any legal issues for the Funds as a result of the Transaction;

•	the nature, quality and extent of services expected to be provided to the Funds following the Transaction, changes to any existing services and policies affecting the Funds, and cost-cutting efforts, if any, that may impact such services or policies;

•	any conflicts of interest that may arise for Nuveen or MDP with respect to the Funds;

•	the costs associated with obtaining necessary shareholder approvals and who would bear those costs; and

•	from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.

Immediately preceding the July Meeting, representatives of MDP met with the Board to further respond to questions regarding the Transaction. After the meeting with MDP, the Independent Board Members met with independent legal counsel in executive session. At the July Meeting, Nuveen also made a presentation and responded to questions. Following the presentations and discussions of the materials presented to the Board, the Independent Board Members met again in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to each Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Funds; (c) the costs of the services and profits to be realized by Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of investors. As noted above, during the past year, the Board Members had completed their annual review of, or initially approved, the respective Original Investment Management Agreements and Original Sub-Advisory Agreements and many of the factors considered at such reviews were applicable to their evaluation of the New Investment Management Agreements and New Sub-Advisory Agreements. Accordingly, in evaluating such agreements, the Board Members relied upon their knowledge and experience with the Fund Advisers and considered the information received and their evaluations and conclusions drawn at the reviews. While the Board reviewed many Nuveen funds at the July Meeting, the Independent Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund.

A. Nature, Extent and Quality of Services

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Adviser under the applicable New Investment Management Agreement or New Sub-Advisory Agreement, the Independent Board Members considered, among other

Annual Investment Management Agreement Approval Process (continued)

things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM and each Sub-Adviser (if applicable); the potential implications of regulatory restrictions on the Funds following the Transaction; the ability of NAM and its affiliates to perform their duties after the Transaction; and any anticipated changes to the current investment and other practices of the Funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund (with both reflecting reductions to fee levels in the complex-wide fee schedule for complex-wide assets in excess of $80 billion that have an effective date of August 20, 2007). Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Advisory Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. For Funds with Sub-Advisers, the Board Members noted the Transaction does not alter the allocation of responsibilities between the Adviser and Sub-Adviser. The respective Sub-Adviser for the applicable Funds will continue to furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Fund’s investment portfolio allocated by the Adviser to the respective Sub-Adviser, all on behalf of the applicable Fund and subject to oversight of the Board and the Adviser. The Board Members further noted that key personnel of the Adviser or Sub-Adviser who have responsibility for the Funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board Members considered and are familiar with the qualifications, skills and experience of such personnel. The Board also considered certain information regarding any anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen’s infrastructure (including at the affiliated sub-adviser level) or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP’s representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the respective Fund Advisers is expected.

In addition to the above, the Board Members considered potential changes in the operations of each Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Funds’ transactions with future affiliated persons. During their deliberations, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members recognized that applicable law would generally prohibit the Funds from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They recognized that having MDP and Merrill Lynch as affiliates may restrict the Nuveen funds’ ability to invest in securities of issuers controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill Lynch as principal. They also recognized that various regulations may require the Nuveen funds to apply investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members considered information provided by NAM regarding the potential impact on the Nuveen funds’ operations as a result of these regulatory restrictions. The Board Members considered, in particular, the Nuveen funds that may be impacted most by the restricted access to Merrill Lynch, including: municipal funds (particularly certain state-specific funds), senior loan funds, taxable fixed income funds, preferred security funds and funds that heavily use derivatives. The Board Members considered such funds’ historic use of Merrill Lynch as principal in their transactions and information provided by NAM regarding the expected impact resulting from Merrill Lynch’s affiliation with Nuveen and available measures that could be taken to minimize such impact. NAM informed the Board Members that, although difficult to determine with certainty, its management did not believe that MDP’s or Merrill Lynch’s status as an affiliate of Nuveen would have a material adverse effect on any Nuveen fund’s ability to pursue its investment objectives and policies.

In addition to the regulatory restrictions considered by the Board, the Board Members also considered potential conflicts of interest that could arise between the Nuveen funds and various parties to the Transaction and discussed possible ways of addressing such conflicts.

Based on its review along with its considerations regarding services at the annual and/or initial review, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by the respective Fund Adviser and that the expected nature, quality and extent of such services supported approval of the New Investment Management Agreements and New Sub-Advisory Agreements.

B. Performance of the Funds

With respect to the performance of the Funds, the Board considered that the portfolio management personnel responsible for the management of the Funds’ portfolios were expected to continue to manage the portfolios following the completion of the Transaction.

In addition, the Board Members recently reviewed Existing Fund performance at the May Meeting as described above and determined such Funds’ performance was satisfactory or better. With respect to New Funds, the Funds did not have their own performance history at their respective Initial Approval Meeting. However, in certain cases, the Board Members received performance information regarding the proposed investment strategies for the applicable New Fund (if available). The Board Members noted that the New Funds have only been operating for a short period since inception. The Board Members further noted that the investment policies and strategies were not expected to change as a result of the Transaction.

In light of the foregoing factors, along with the prior findings regarding performance at the annual review, the Board concluded that its findings with respect to performance supported approval of the New Investment Management Agreements and New Sub-Advisory Agreements.

C. Fees, Expenses and Profitability

As described in more detail above, during the annual or initial reviews, the Board Members considered, among other things, the management fees and expenses of the Funds, the breakpoint schedules, and comparisons of such fees and expenses with peers. At the annual or initial review, the Board Members determined that the respective Fund’s advisory fees and expenses were reasonable. In evaluating the profitability of the Fund Adviser under the New Investment Management Agreements and New Sub-Advisory Agreements, the Board Members considered their conclusions at their prior reviews and whether the management fees or other expenses would change as a result of the Transaction. As described above, the investment management fee for NAM is composed of two components – a fund-level component and complex-wide level component. The fee schedule under the New Investment Management Agreements to be paid to NAM is identical to that under the Original Investment Management Agreements, including the modified complex-wide fee schedule. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. The modifications have an effective date of August 20, 2007 and are part of the Original Investment Management Agreements. Accordingly, the terms of the complex-wide component under the New Investment Management Agreements are the same as under the Original Investment Management Agreements. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing of the Transaction that it will not increase gross management fees for any Nuveen fund and will not reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels (subject to certain potential adjustments noted below). Based on the information provided, the Board Members did not expect that overall Fund expenses would increase as a result of the Transaction.

In addition, the Board Members considered that additional fund launches were anticipated after the Transaction which would result in an increase in total assets under management in the complex and a corresponding decrease in overall management fees under the complex-wide fee schedule. Taking into consideration the Board’s prior evaluation of fees and expenses at the annual renewal or initial approval, and the modification to the complex-wide fee schedule, the Board determined that the management fees and expenses were reasonable.

While it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability for its advisory activities (which includes its affiliated sub-advisers), at the recent annual review, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities was reasonable. During the year, the Board Members had noted the enhanced dialogue regarding profitability and the appointment of an Independent Board Member as a point person to review methodology determinations and refinements in calculating profitability. Given their considerations at the annual or initial review and the modifications to the complex-wide fee schedule, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities continues to be reasonable.

With respect to the Sub-Advisers, the fees paid under the New Sub-Advisory Agreements are the same as the Original Sub-Advisory Agreements. At the annual review, the Board Members were satisfied that the respective Fund Adviser’s level of profitability was reasonable in light of the services provided. The Transaction is not anticipated to affect profitability of such Sub-Advisers. Taking into account the Board’s prior evaluation and the fact that sub-advisory fees will not change, the Board Members were satisfied that the respective Fund Advisers’ levels of profitability were reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board Members have been cognizant of economies of scale and the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure that shareholders share in the benefits derived from economies of scale, the Board adopted the complex-wide fee arrangement in 2004. At the May Meeting, the Board Members reviewed the complex-wide fee arrangements and noted that additional negotiations may be necessary or appropriate as the assets in the complex approached the $91 billion threshold. In light of this assessment coupled with the upcoming Transaction, at the June 15, 2007 meeting, the ad hoc committee met with representatives of Nuveen to further discuss modifications to the complex-wide fee schedule that would generate additional savings for shareholders as the assets of the complex grow. The proposed terms for the complex-wide fee schedule are expressed in terms of targeted cumulative savings at specified levels of complex-wide assets, rather than in terms of targeted marginal complex-wide fee rates. Under the modified schedule, the schedule would generate additional fee savings beginning at complex-wide assets of $80 billion in order to achieve targeted cumulative annual savings at $91 billion of $28 million on a complex-wide level (approximately $0.6 million higher than those generated under the then current schedule) and generate additional fee savings for asset growth above complex-wide assets of $91 billion in order to achieve targeted annual savings at

Annual Investment Management Agreement Approval Process (continued)

$125 billion of assets of approximately $50 million on a complex-wide level (approximately $2.2 million higher annually than that generated under the then current schedule). At the July Meeting, the Board approved the modified complex-wide fee schedule for the Original Investment Management Agreements and these same terms will apply to the New Investment Management Agreements. Accordingly, the Board Members believe that the breakpoint schedules and revised complex-wide fee schedule are appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale.

E. Indirect Benefits

During their recent annual or initial review, the Board Members considered any indirect benefits that the Fund Adviser may receive as a result of its relationship with the Funds, as described above. As the policies and operations of the Fund Advisers are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by the Fund Adviser or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Funds under the management agreements and other Board-approved relationships, it was currently not expected that MDP or its affiliates would derive any benefit from the Funds as a result of the Transaction or transact any business with or on behalf of the Funds (other than perhaps potential Fund acquisitions, in secondary market transactions, of securities issued by MDP portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Funds as a result of the Transaction (noting that, indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Nuveen funds and likely would experience a noticeable reduction in the volume of agency transactions with the Nuveen funds).

F. Other Considerations

In addition to the factors above, the Board Members also considered the following with respect to the Funds:

•	Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as (i) during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser and (ii) an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understanding applicable thereto. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Nuveen fund; (ii) not to reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels during that period (such commitment, however, may exclude or be adjusted for the impact or future class-specific expense allocation protocol changes for a particular mutual fund); (iii) that no Nuveen fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that each adviser/portfolio team affiliated with Nuveen shall not cause the Funds (or sleeves thereof) and other Nuveen funds that the team manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business and what such team has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other “minority owners” to fill the void necessitated by not being able to use Merrill Lynch).

•	The Funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of Fund specific matters unrelated to the Transaction, such as approval of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable Funds).

•	The reputation, financial strength and resources of MDP.

•	The long-term investment philosophy of MDP and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•	The benefits to the Nuveen funds as a result of the Transaction including: (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen’s distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with such partners; and (iv) MDP’s experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.

G. Conclusion

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Investment Management Agreements and New Sub-Advisory Agreements are fair and reasonable, that the fees therein are reasonable in light of the services to be provided to each Fund and that the New Investment Management Agreements and New Sub-Advisory Agreements should be approved and recommended to shareholders.

III. Approval of Interim Contracts

As noted above, at the July Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreements and Interim Sub-Advisory Agreements. If necessary to assure continuity of advisory services, the Interim Investment Management Agreements and Interim Sub-Advisory Agreements will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements and New Sub-Advisory Agreements. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreement and Original Sub-Advisory Agreement.

Notes

Notes

Notes

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eight. None of the trustees who are not “interested” persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Trustee who is an interested person of the Funds:

Timothy R. Schwertfeger (1) 3/28/49 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1994	Director and Chairman (since 1996) and Non-Executive Chairman (since July 1, 2007) formerly, Chief Executive Officer (1996-June 30, 2007) of Nuveen Investments, Inc., and Nuveen Asset Management and certain other subsidiaries of Nuveen Investments, Inc.; formerly, Director (1992-2006) of Institutional Capital Corporation.	176

Trustees who are not interested persons of the Funds:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Lead Independent Trustee	1997	Private Investor and Management Consultant.	176

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	176

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation; Director, SS&C Technologies, Inc. (May 2005-October 2005).	176

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors, Milwaukee Repertory Theater.	174

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Vice President, Miller-Valentine Realty; Board Member, Chair of the Finance Committee and member of the Audit Committee of Premier Health Partners, the not-for-profit company of Miami Valley Hospital; Vice President, Dayton Philharmonic Orchestra Association; Board Member, Regional Leaders Forum, which promotes cooperation on economic development issues; Director, Dayton Development Coalition; formerly, Member, Community Advisory Board, National City Bank, Dayton, Ohio and Business Advisory Council, Cleveland Federal Reserve Bank.	176

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	176

Carole E. Stone 6/28/47 333 West Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Chair New York Racing Association Oversight Board (since 2005); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	176

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002) and Assistant Secretary and Associate General Counsel, formerly, Vice President (since 1997), of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc., Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006); formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary, formerly, Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Chartered Financial Analyst.	176

Julia L. Antonatos 9/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2004	Managing Director (since 2005), formerly, Vice President (since 2002) of Nuveen Investments, LLC; Chartered Financial Analyst.	176

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC.	176

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Alan A. Brown 8/1/62 333 West Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	57

Peter H. D’Arrigo 11/28/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	1999	Vice President and Treasurer of Nuveen Investments, LLC and of Nuveen Investments, Inc. (since 1999); Vice President and Treasurer of Nuveen Asset Management (since 2002) and of Nuveen Investments Advisers Inc. (since 2002); Assistant Treasurer of NWQ Investment Management Company, LLC. (since 2002); Vice President and Treasurer of Nuveen Rittenhouse Asset Management, Inc. (since 2003); Treasurer of Symphony Asset Management LLC (since 2003) and Santa Barbara Asset Management, LLC (since 2006); Assistant Treasurer, Tradewinds Global Investors, LLC (since 2006); formerly, Vice President and Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Chartered Financial Analyst.	176

Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2005) of Nuveen Asset Management.	176

William M. Fitzgerald 3/2/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	1995	Managing Director (since 2002), formerly, Vice President of Nuveen Investments, LLC; Managing Director (1997-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2001) of Nuveen Asset Management ; Vice President (since 2002) of Nuveen Investments Advisers Inc.; Chartered Financial Analyst.	176

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	176

Walter M. Kelly 2/24/70 333 West Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006); Assistant Vice President and Assistant General Counsel (since 2003) of Nuveen Investments, LLC; previously, Associate (2001-2003) at the law firm of Vedder, Price, Kaufman & Kammholz.	176

David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	176

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999).	176

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), and Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006).	176

Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2007); Vice President, Nuveen Investments, LLC (since 2007); Vice President and Assistant Secretary, Nuveen Asset Management and Rittenhouse Asset Management, Inc. (since 2007) prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	176

John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst.	176

John S. White 5/12/67 333 West Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	57

(1)	Mr. Schwertfeger is an “interested person” of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

NWQ Investment Management Company, LLC

2049 Century Park East

Los Angeles, CA 90067

Tradewinds Global

Investors, LLC

2049 Century Park East

Los Angeles, CA 90067

Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock. The average market capitalization of a mutual fund’s portfolio gives a measure of the size of the companies in which the fund invests.

Net Asset Value (NAV): A fund’s NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Quarterly Portfolio of Investments and Proxy Voting Information: Each Fund’s (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

Distribution Information: Multi-Cap Value, Large-Cap Value, Small/Mid-Cap Value, Small-Cap Value, Global Value and Value Opportunities designate 52.16%, 00.00%, 00.00%, 100.00%, 43.81% and 36.27%, respectively, of dividends declared from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 55.52%, 00.00%, 00.00%, 100.00%, 99.24% and 50.74%, respectively, as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Managing approximately $172 billion in assets as of June 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on “blue-chip” growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

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MAN-NWQ-0607D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended June 30, 2007	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Balanced Stock and Bond Fund	7,506	0	262	0
Balanced Municipal and Stock Fund	8,210	0	348	0
Large Cap Value Fund	24,408	0	2,475	0
NWQ Multi-Cap Value Fund	53,292	0	5,447	0
NWQ Global Value Fund	6,230	0	70	0
NWQ Small-Cap Value Fund	12,222	0	423	0
Tradewinds Value Opportunities Fund	18,475	0	1,051	0
NWQ Large-Cap Value Fund	5,629	0	0	0
NWQ Small-/Mid-Cap Value Fund	5,664	0	0	0

Total	$141,636	$0	$10,076	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Balanced Stock and Bond Fund	0	0	0	0
Balanced Municipal and Stock Fund	0	0	0	0
Large Cap Value Fund	0	0	0	0
NWQ Multi-Cap Value Fund	0	0	0	0
NWQ Global Value Fund	0	0	0	0
NWQ Small-Cap Value Fund	0	0	0	0
Tradewinds Value Opportunities Fund	0	0	0	0
NWQ Large-Cap Value Fund	0	0	0	0
NWQ Small-/Mid-Cap Value Fund	0	0	0	0

The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.

Fiscal Year Ended June 30, 2006	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Balanced Stock and Bond Fund	7,434	0	932	0
Balanced Municipal and Stock Fund	8,258	0	932	0
Large Cap Value Fund	25,178	0	932	0
NWQ Multi-Cap Value Fund	34,314	0	932	0
NWQ Global Value Fund	5,490	0	1,319	0
NWQ Small-Cap Value Fund	5,864	0	1,703	0
Tradewinds Value Opportunities Fund	7,045	0	2,123	0
NWQ Large-Cap Value Fund	N/A	N/A	N/A	N/A
NWQ Small-/Mid-Cap Value Fund	N/A	N/A	N/A	N/A

Total	$93,583	$0	$8,873	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Balanced Stock and Bond Fund	0	0	0	0
Balanced Municipal and Stock Fund	0	0	0	0
Large Cap Value Fund	0	0	0	0
NWQ Multi-Cap Value Fund	0	0	0	0
NWQ Global Value Fund	0	0	0	0
NWQ Small-Cap Value Fund	0	0	0	0
Tradewinds Value Opportunities Fund	0	0	0	0
NWQ Large-Cap Value Fund	0	0	0	0
NWQ Small-/Mid-Cap Value Fund	0	0	0	0

The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM (“Control Affiliate”) that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two full fiscal years.

Fiscal Year Ended June 30, 2007	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2006	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers [1]	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust	$0	$17,150	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

[1]

The amounts reported for the Trust under the column heading “Tax Fees” represents amounts billed to the Adviser exclusively for the preparation for the Fund’s tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which PricewaterhouseCoopers LLP serves as independent registered public accounting firm, these fees amounted to $113,550 in 2006. Beginning with fund fiscal years ending August 31, 2006, PricewaterhouseCoopers, LLC will no longer prepare the fund tax returns.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Trust’s audit is completed.

NON-AUDIT SERVICES

Fiscal Year Ended June 30, 2007	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Balanced Stock and Bond Fund	262	0	0	262
Balanced Municipal and Stock Fund	348	0	0	348
Large Cap Value Fund	2,475	0	0	2,475
NWQ Multi-Cap Value Fund	5,447	0	0	5,447
NWQ Global Value Fund	70	0	0	70
NWQ Small-Cap Value Fund	423	0	0	423
Tradewinds Value Opportunities Fund	1,051	0	0	1,051
NWQ Large-Cap Value Fund	0	0	0	0
NWQ Small-/Mid-Cap Value Fund	0	0	0	0

Total	$10,076

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

Fiscal Year Ended June 30, 2006	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust) [1]	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Balanced Stock and Bond Fund	932	2,450	0	3,382
Balanced Municipal and Stock Fund	932	2,450	0	3,382
Large Cap Value Fund	932	2,450	0	3,382
NWQ Multi-Cap Value Fund	932	2,450	0	3,382
NWQ Global Value Fund	1,319	2,450	0	3,769
NWQ Small-Cap Value Fund	1,703	2,450	0	4,153
Tradewinds Value Opportunities Fund	2,124	2,450	0	4,574
NWQ Large-Cap Value Fund	N/A	N/A	N/A	N/A
NWQ Small-/Mid-Cap Value Fund	N/A	N/A	N/A	N/A

Total	$8,873

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Investors Resources drop down menu box, click on Fund governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust

By (Signature and Title)*	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date September 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date September 6, 2007

By (Signature and Title)*	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date September 6, 2007

*	Print the name and title of each signing officer under his or her signature.